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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NOVELION THERAPEUTICS INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT DATED SEPTEMBER 20, 2019 — SUBJECT TO COMPLETION

[    •    ], 2019

To the Shareholders of Novelion Therapeutics Inc.

I am pleased to invite you to attend the Annual General Meeting (the "Annual Meeting") of shareholders of Novelion Therapeutics Inc. (the "Company" or "Novelion") to be held on November 5, 2019 at 10:00 AM (Eastern Time)/7:00 AM (Pacific Time) at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210.

The board of directors of the Company (the "Board") has called the Annual Meeting in order to seek your approval of, among other things, (i) the voluntary liquidation and dissolution of the Company pursuant to the Business Corporations Act (British Columbia) (the "BCBCA") at a time to be determined by the Board, (ii) the Company's plan of liquidation and distribution substantially in the form attached to the accompanying Proxy Statement as Schedule A (the "Liquidation Plan") and (iii) one or more distributions to shareholders of any remaining property of the Company under the voluntary liquidation and dissolution each as more particularly described in the accompanying Proxy Statement (together, the "Liquidation Matters").

At the Annual Meeting, you will be asked to:

•
Consider and vote upon a proposal to approve as a special resolution the Liquidation Matters (the "Liquidation Resolution").

•
Consider and vote upon a proposal to approve as an ordinary resolution: (i) the appointment of Alvarez & Marsal Canada Inc. as the liquidator of the Company pursuant to Section 319(2)(a) of the BCBCA (the "Liquidator"); and (ii) the authorization of the Board to set the remuneration of the Liquidator (the "Liquidator Resolution").

•
Consider and vote upon a proposal to elect three directors to hold office until the next annual general meeting of shareholders of Novelion and until their successors are duly elected and qualified, subject to their earlier resignation or removal, or earlier in accordance with the Liquidation Plan.

•
Consider and conduct an advisory (non-binding) vote to approve the compensation of our named executive officers.

•
Consider and vote upon a proposal to appoint Deloitte & Touche LLP as the independent registered public accounting firm of Novelion for the fiscal year ending December 31, 2019.

•
Transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.

The Board has unanimously approved each of these proposals and recommends that you vote "FOR" each of the proposals described in the Notice of Annual Meeting and the Proxy Statement.

 Background

On May 20, 2019, the Company, Aegerion Pharmaceuticals, Inc. ("Aegerion"), a subsidiary of the Company, Dublin-based Amryt Pharma Plc ("Amryt") and certain other parties entered into a restructuring support agreement, and Aegerion and Amryt entered into a plan funding agreement, which, among other things, set forth the terms and conditions of Amryt's acquisition of 100% of the outstanding equity interests of reorganized Aegerion, pursuant to which Aegerion will become a wholly-owned subsidiary of Amryt (the "Aegerion Recapitalization"). To facilitate the Aegerion Recapitalization, Aegerion and its U.S. subsidiary Aegerion Pharmaceuticals Holdings, Inc. filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the "Chapter 11 Proceedings") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Under the chapter 11 plan, which was confirmed by the Bankruptcy Court on September 10, 2019, the Company's existing approximately $36 million intercompany secured loan to Aegerion will be allowed in full as a claim in the Chapter 11 Proceedings. In satisfaction of this claim, the Company will receive a distribution of Amryt equity under the Aegerion Recapitalization, which is projected to represent approximately 8.1% equity ownership of Amryt on a pro forma basis, prior to dilution from other equity interests to be issued following the Aegerion Recapitalization (the "Amryt Equity"). The Aegerion Recapitalization is expected to close on [    •    ], 2019. See "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — General" and "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Background of the Transactions and Discussions Preceding the Proposed Liquidation" each beginning on page 28 of the accompanying Proxy Statement for more information regarding the Aegerion Recapitalization. Following the completion of the Aegerion Recapitalization, the Amryt Equity will be the only remaining material asset of Novelion and any distributions made to shareholders in connection with the Liquidation Matters will consist almost entirely of the Amryt Equity, any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including the expenses of the Liquidation Matters, or a combination thereof, net of the Company's liabilities.

In furtherance of the Company's duty to maximize value for the Company's shareholders and stakeholders, after reviewing the limited strategic alternatives reasonably available to the Company and considering that the Company will cease to have any ongoing business operations or sources of revenue upon the consummation of the Aegerion Recapitalization, the Board has determined that it is in the best interests of the Company and its shareholders to liquidate, wind-up and dissolve the Company pursuant to the Liquidation Plan. The Board has unanimously approved the Liquidation Matters, pending shareholder approval. Accordingly, the Board unanimously recommends that the Company's shareholders vote "FOR" the approval of the Liquidation Matters.

Given that the Company currently expects that the liquidation distributions will consist almost entirely of the Amryt Equity (which is publicly traded), any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including the expenses of the Liquidation Matters, or a combination thereof, net of the Company's liabilities, the Company cannot predict with certainty the value of any liquidation distributions to its shareholders. Accordingly, you will not know the amount of any liquidation distributions you may receive as a result of the Liquidation Plan when you vote on the Liquidation Resolution. Many of the factors influencing the value of the liquidation distributions cannot currently be quantified with certainty and are subject to change, including the amount of cash the Company will need to fund the liquidation, the amount of Amryt Equity that will need to be sold by the Company in connection with such funding and the proceeds received therefrom, and the value of the Amryt Equity, which is dependent upon the business operations and financial success of Amryt and is subject to market fluctuations and volatility among other risks over which we have no control. The Company cannot determine at this time when, or potentially whether, it will be able to make any liquidation distributions to the Company's shareholders or the value of any such distributions. Shareholders may receive substantially less than the value that they expect to receive. See "Risk Factors — Risks Related to the Approval or the Failure to Approve the Liquidation Plan — The Company cannot assure shareholders of the timing or amount of any liquidation distributions" and "Risk Factors — Risks Related to the Approval or the Failure to Approve the Liquidation Plan — The value of the Amryt Equity and/or the amount of proceeds that might be realized from the sale of any of the Amryt Equity (if any), which is the Company's primary asset, is subject to fluctuation in the market prices of such Amryt Equity and the Company's ability to monetize such Amryt Equity on favorable terms, in a timely manner or at all." beginning on pages 24 and 26 of the accompanying Proxy Statement, respectively.

Your vote is very important to us.    Approval of the Liquidation Resolution requires the affirmative vote, in person or by proxy, of two-thirds of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting. Approval of the Liquidator Resolution requires the affirmative vote, in person or by proxy, of a majority of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting. We cannot complete the liquidation and dissolution of the Company pursuant to the Liquidation Plan unless the Liquidation Resolution and the Liquidator Resolution are approved by our shareholders. Whether or not you plan to attend the Annual Meeting, please communicate your vote in accordance with the instructions in the Proxy Statement and the enclosed Instrument of Proxy (or voting information form).

Novelion does not have sufficient resources, operations or assets to continue as a stand-alone operating company. If the Liquidation Resolution and the Liquidator Resolution are not approved, the future of Novelion will be uncertain, and any realization of value for your Novelion shares will likely be significantly delayed or you may not realize any value for your Novelion shares. If the Liquidation Resolution and the Liquidator Resolution are not approved, the Company may apply to court for an order that a liquidator be appointed and that the Company be liquidated, wound up and dissolved.

You are encouraged to review carefully the accompanying Proxy Statement, as it explains the reasons for the proposals to be voted on at the Annual Meeting and contains other important information, including a copy of the Liquidation Plan, which is attached as Schedule A to the accompanying Proxy Statement. In particular, please review the matters referred to under "Risk Factors" beginning on page 24 of the accompanying Proxy Statement for a discussion of the risks related to the Liquidation Resolution.

The Notice of Annual Meeting and Proxy Statement and the Instrument of Proxy (or voting information form) are first being mailed or made available to shareholders on or about [    •    ], 2019.

Thank you for your continued support of Novelion.

Sincerely,

Novelion Therapeutics Inc.

Ben Harshbarger
Interim Chief Executive Officer & General Counsel

PRELIMINARY PROXY STATEMENT DATED SEPTEMBER 20, 2019 — SUBJECT TO COMPLETION

Novelion Therapeutics Inc.
c/o Norton Rose Fulbright
1800 — 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

Notice of Annual General Meeting of Shareholders to be held on November 5, 2019

  NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Annual Meeting") of shareholders of Novelion Therapeutics Inc. (the "Company" or "Novelion") will be held at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210, on November 5, 2019 at 10:00 AM (Eastern Time)/7:00 AM (Pacific Time) for the following purposes, each of which is described in more detail in the accompanying Proxy Statement (the "Proxy Statement"):

1.
To approve as a special resolution: (i) the voluntary liquidation and dissolution of the Company pursuant to the Business Corporations Act (British Columbia) (the "BCBCA") at a time to be determined by the board of directors of the Company (the "Board"); (ii) the plan of liquidation and distribution substantially in the form attached to the accompanying Proxy Statement as Schedule A (the "Liquidation Plan"); and (iii) one or more distributions to shareholders of any remaining property of the Company under the voluntary liquidation and dissolution each as more particularly described in the accompanying Proxy Statement (together, the "Liquidation Resolution").

2.
To approve as an ordinary resolution: (i) the appointment of Alvarez & Marsal Canada Inc. as the liquidator of the Company pursuant to Section 319(2)(a) of the BCBCA (the "Liquidator"); and (ii) the authorization of the Board to set the remuneration of the Liquidator (the "Liquidator Resolution").

3.
To elect three directors to hold office until the next annual general meeting of shareholders of Novelion and until their successors are duly elected and qualified, subject to their earlier resignation or removal, or earlier in accordance with the Liquidation Plan (the "Election of Directors Proposal").

4.
To approve on a non-binding, advisory basis the compensation of our named executive officers (the "Advisory Compensation Proposal").

5.
To appoint Deloitte & Touche LLP as the independent registered public accounting firm of Novelion for the fiscal year ending December 31, 2019 and authorizing the Board to fix their remuneration (the "Appointment of Independent Auditors Proposal").

6.
To transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.

7.
To receive the Annual Report on Form 10-K (as amended), and the Audited Consolidated Financial Statements of Novelion for the year ended December 31, 2018, together with the Report of the Independent Registered Public Accounting Firm on those Financial Statements.

The Board has unanimously approved each of the proposals and recommends that you vote "FOR" the Liquidation Resolution, "FOR" the Liquidator Resolution, "FOR" the Election of Directors Proposal, "FOR" the Advisory Compensation Proposal and "FOR" the Appointment of Independent Auditors Proposal. Information about each of the proposals is included in the accompanying Proxy Statement. We urge you to read this material carefully. A copy of the Liquidation Plan is attached as Schedule A to the accompanying Proxy Statement.

Approval of the Liquidation Resolution requires the affirmative vote, in person or by proxy, of two-thirds of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting. Approval of the Liquidator Resolution, the Advisory Compensation Proposal and the Appointment of Independent Auditors Proposal each requires the affirmative vote, in person or by proxy, of a majority of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting.

For the Election of Directors Proposal, under the BCBCA and the Articles of Novelion, directors are entitled to be elected by a plurality of the common shares voted at the Annual Meeting. This means that the three nominees with the most votes for election will be elected, subject to the requirements of Novelion's majority voting policy, which applies for elections of directors at uncontested shareholders' meetings. Pursuant to this policy, any nominee for director for which there are a greater number of votes

  "WITHHELD" than votes "FOR" his or her election will be required to tender his or her resignation as a director of Novelion.

  You are entitled to receive notice of and attend the Annual Meeting, and may vote at the Annual Meeting, if you are a shareholder of Novelion at the close of business on September 13, 2019, which we refer to as the "record date." Whether you own a few shares or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. If you are a registered shareholder on the record date and you are unable to attend the Annual Meeting in person, you may vote by proxy on the matters to be considered at the Annual Meeting. Please read the notes accompanying the Instrument of Proxy enclosed with these materials and then follow the instructions for voting by proxy contained in the accompanying Proxy Statement. If on September 13, 2019, your shares in Novelion were held of record in your brokerage firm, securities dealer, trust company, bank or another similar organization, you may vote at the Annual Meeting if you complete a voting information form obtained from that organization issued in your name and carefully follow any instructions that are provided to you in connection with that voting information form, or if you follow the instructions contained in the accompanying Proxy Statement for submitting another form of written documentation to appoint yourself, or your nominee, as a proxyholder.

  If you have any questions about these directions, please call our proxy solicitor, Okapi Partners LLC, at (877) 629-6355.

  In order for it to be voted at the Annual Meeting, a proxy must be received (whether delivered by mail, telephone or Internet) by no later than 10:00 AM (Eastern Time)/7:00 AM (Pacific Time) on November 1, 2019 by our registrar and transfer agent, Computershare Investor Services Inc., Attn: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, telephone number: 1-866-732-VOTE (8683), website: www.investorvote.com. The Chair of the Annual Meeting may waive or extend the proxy cut-off without notice. In addition, the Chair of the Annual Meeting may determine, in his or her sole discretion, to accept or reject an Instrument of Proxy that is delivered in person to the Chair at the Annual Meeting as to any matter in respect of which a vote has not already been cast.

The enclosed Instrument of Proxy is solicited by the Board and management, but you may amend it if you wish by striking out the names listed in the Instrument of Proxy and inserting in the space provided the name of the person you wish to represent you at the Annual Meeting.

We encourage you to read the Proxy Statement in its entirety.

Your vote is very important.

DATED at Vancouver, British Columbia, this [    •    ] day of [    •    ] 2019.

 BY ORDER OF THE BOARD OF DIRECTORS

Ben Harshbarger
Interim Chief Executive Officer & General Counsel

Whether or not you plan to attend the Annual Meeting, please communicate your vote in accordance with the instructions in the Proxy Statement and the enclosed Instrument of Proxy (or voting information form) as soon as possible. If you are able to attend the Annual Meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

 Important Notice Regarding the Availability of Proxy Materials

This Proxy Statement and our Annual Report for the fiscal year ended December 31, 2018 are available at http://ir.novelion.com/financial-information/annual-reports.

PRELIMINARY PROXY STATEMENT DATED SEPTEMBER 20, 2019 — SUBJECT TO COMPLETION

NOVELION THERAPEUTICS INC.
c/o Norton Rose Fulbright
1800 — 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

PROXY STATEMENT FOR
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON November 5, 2019

        We are providing you this Notice of Annual General Meeting and Proxy Statement (the "Proxy Statement"), together with the enclosed Instrument of Proxy, because we are soliciting your proxy to vote at our Annual General Meeting (the "Annual Meeting") of shareholders to be held on November 5, 2019 at 10:00 AM (Eastern Time)/7:00 AM (Pacific Time) at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210. This Proxy Statement contains information about the matters being voted on at the Annual Meeting and important information about Novelion. Unless otherwise stated, information in this Proxy Statement is given as of September 13, 2019. As many of our shareholders are expected to be unable to attend the Annual Meeting in person, proxies are solicited, to give each shareholder an opportunity to vote on all matters that will properly come before the Annual Meeting. Novelion intends to mail this Proxy Statement and accompanying Instrument of Proxy or voting information form ("VIF"), as applicable, on or about [    •    ], 2019 to all shareholders of record as of the close of business on September 13, 2019, which we refer to as the "record date."

        We use a number of abbreviations in this Proxy Statement. We refer to Novelion Therapeutics Inc. as "Novelion" or "the Company," "we," "us" or "our" and to our board of directors as the "Board" or the "Board of Directors." The term "proxy solicitation materials" includes this Proxy Statement and the enclosed Instrument of Proxy or VIF, as applicable. Our Annual General Meeting of shareholders to be held on November 5, 2019 is referred to as the "Annual Meeting" or the "Meeting." References in this Proxy Statement to the Annual Meeting include any adjournment or postponement of the Annual Meeting.

        On May 20, 2019, the Company, Aegerion Pharmaceuticals, Inc. ("Aegerion"), a subsidiary of the Company, Dublin-based Amryt Pharma Plc ("Amryt") and certain other parties entered into a restructuring support agreement, and Aegerion and Amryt entered into a plan funding agreement, which, among other things, set forth the terms and conditions of Amryt's acquisition of 100% of the outstanding equity interests of reorganized Aegerion, pursuant to which Aegerion will become a wholly-owned subsidiary of Amryt (the "Aegerion Recapitalization"). To facilitate the Aegerion Recapitalization, Aegerion and its U.S. subsidiary Aegerion Pharmaceuticals Holdings, Inc. filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the "Chapter 11 Proceedings") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Under the chapter 11 plan, which was confirmed by the Bankruptcy Court on September 10, 2019, the Company's existing approximately $36 million intercompany secured loan to Aegerion will be allowed in full as a claim in the Chapter 11 Proceedings. In satisfaction of this claim, the Company will receive a distribution of Amryt equity under the Aegerion Recapitalization, which is projected to represent approximately 8.1% equity ownership of Amryt on a pro forma basis, prior to dilution from other equity interests to be issued following the Aegerion Recapitalization (the "Amryt Equity"). The Aegerion Recapitalization is expected to close on [    •    ], 2019. See "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — General" and "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Background of the Transactions and Discussions Preceding the Proposed Liquidation" each beginning on page 28 of this Proxy Statement for more information regarding the Aegerion Recapitalization. Following the completion of the Aegerion Recapitalization, the Amryt Equity will be the only remaining material asset of Novelion and any distributions made to shareholders in connection with the matters described in this Proxy Statement will consist almost entirely of the Amryt Equity, any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including expenses of the liquidation, winding up and dissolution of the Company, or a combination thereof, net of the Company's liabilities.

 QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT
AND OUR ANNUAL MEETING

Annual Meeting

What is the date, time and place of the Annual Meeting?

        The Annual Meeting will be held at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210, on November 5, 2019 at 10:00 AM (Eastern Time)/7:00 AM (Pacific Time).

Why did I receive this Proxy Statement?

        You are receiving these proxy solicitation materials from us because you owned common shares of Novelion at the close of business on the record date. When you vote using the Instrument of Proxy, you appoint Benjamin Harshbarger or, failing him, Michael Price, as your representative at the Annual Meeting. Benjamin Harshbarger or Michael Price (or their appointees) will vote your shares at the Annual Meeting as you have instructed them on the Instrument of Proxy. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote by proxy in advance of the Annual Meeting in case your plans change. You have the right to appoint another person or company to attend and act on your behalf at the Annual Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right, you should strike out the names of the persons named in the Instrument of Proxy and insert the name of your nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of Novelion.

 Can I access the proxy materials on the Internet?

        Yes. This Proxy Statement and our Annual Report for the fiscal year ended December 31, 2018 are available at http://ir.novelion.com/financial-information/annual-reports. This Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2018 (as amended) are also available on Novelion's profile on the SEDAR website (www.sedar.com) and EDGAR website (www.sec.gov).

What am I voting on at the Annual Meeting?

        At the Annual Meeting, shareholders will be asked to consider and vote on the following proposals:

  1.
  the approval as a special resolution of: (i) the voluntary liquidation and dissolution of the Company (the "Liquidation") pursuant to the Business Corporations Act (British Columbia) (the "BCBCA") at a time to be determined by the Board (the "Effective Date"); (ii) the plan of liquidation and distribution substantially in the form attached to this Proxy Statement as Schedule A (the "Liquidation Plan"); and (iii) one or more distributions to shareholders of any remaining property of the Company under the voluntary liquidation and dissolution each as more particularly described in this Proxy Statement (together, the "Liquidation Resolution");

  2.
  the approval as an ordinary resolution of: (i) the appointment of Alvarez & Marsal Canada Inc. as the liquidator of the Company pursuant to Section 319(2)(a) of the BCBCA (the "Liquidator"); and (ii) the authorization of the Board to set the remuneration of the Liquidator (the "Liquidator Resolution");

  3.
  the election of three directors to hold office until the next annual general meeting of shareholders of Novelion and until their successors are duly elected and qualified, subject to their earlier resignation or removal, or earlier in accordance with the Liquidation Plan (the "Election of Directors Proposal");

  4.
  the approval on a non-binding, advisory basis of the compensation of our named executive officers ("NEOs or "Named Executive Officers") (the "Advisory Compensation Proposal");

  5.
  the approval of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Novelion for the fiscal year ending December 31, 2019 (the "Appointment of Independent Auditors Proposal").

        The Instrument of Proxy confers upon the proxy holder discretionary authority to vote all shares represented by the proxy with respect to amendments or variations to matters identified in the Notice of Meeting and any other matter that properly comes before the Annual Meeting. We know of no such amendment, variation or other matter that is to be presented for action at the Annual Meeting. However, if any other matters which are not now known to us should properly come before the Annual Meeting, the proxies will be voted, or not voted, by the proxy holder in his or her discretion, whether or not the amendment, variation or other matter that comes before the Annual Meeting is contested.

Who may attend the Annual Meeting?

        Novelion shareholders are invited to attend the Annual Meeting, including shareholders whose shares are held by their brokerage firm or another similar organization, or who otherwise do not hold their common shares in their own name (referred to herein as "Beneficial Shareholders"). Beneficial Shareholders fall into two categories — those who object to their identity being known to the issuers of securities which they own ("OBOs") and those who do not object to their identity being made known to the issuers of the securities which they own ("NOBOs"). Beneficial Shareholders should note that only proxies deposited by shareholders who appear on the records maintained by Novelion's registrar and transfer agent as registered holders of common shares will be recognized for the purposes of attending and voting at the Annual Meeting. If common shares are listed in an account statement provided to a Beneficial Shareholder by a broker, then those common shares will, in all likelihood, not be registered in the shareholder's name. Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker's clients on non-routine matters. Therefore, each Beneficial Shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Annual Meeting.

        Although a Beneficial Shareholder may not be recognized directly at the Annual Meeting for the purposes of voting common shares registered in the name of such shareholders' broker, a Beneficial Shareholder may attend the Annual Meeting as proxy holder for the registered shareholder and vote the common shares in that capacity. A Beneficial Shareholder who wishes to attend the Annual Meeting and to vote their common shares as proxy holder for the registered shareholder, should enter their own name in the blank space on the VIF and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker. Alternatively, National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101") allows a Beneficial Shareholder to submit to the applicable intermediary any document in writing that requests that the Beneficial Shareholder, or a nominee of the Beneficial Shareholder, be appointed as proxyholder. If such a request is received, the applicable intermediary must arrange, without expense to the Beneficial Shareholder, to appoint such Beneficial Shareholder or its nominee as a proxy holder and to deposit that proxy within the time specified in this Proxy Statement, provided that the intermediary receives such written instructions from the Beneficial Shareholder at least one business day prior to the time by which proxies are to be submitted at the Annual Meeting, with the result that such a written request must be received by 10:00 AM (Eastern Time)/7:00 AM (Pacific Time) on the day which is at least two business days prior to the Annual Meeting.

Liquidation Resolution and Liquidation Plan

What does the Liquidation Plan entail?

        The Liquidation Plan provides for the voluntary liquidation, dissolution and winding up of the Company. Pursuant to the Liquidation Plan, the Liquidator will be appointed as the liquidator of the estate and effects of the Company for the purpose of the liquidation of the Company's business and affairs and distributing its assets to shareholders, after satisfying all valid creditors' claims, including any obligations owed to employees, all in accordance with the Liquidation Plan and any order of the British Columbia Supreme Court (the "BC Supreme Court").

 Why is the Board recommending approval of the Liquidation Resolution and approval of the Liquidator Resolution?

        It is anticipated that, following the conclusion of the Aegerion Recapitalization, the Company will retain its existing cash balances and net operating loss ("NOL") carryforwards (subject to applicable tax laws). The value, if any, of such NOL carryforwards is expected to be minimal. Any remaining cash balances of the Company are also expected to be minimal, and will continue to decrease throughout the course of the liquidation and dissolution of the Company as administrative expenses will continue to be incurred and as currently existing obligations and liabilities are satisfied, including the payment of employee severance obligations. Accordingly, the Company will need to monetize at least a portion of the Amryt Equity in order to help fund this process. Therefore, the unsold Amryt Equity will be the only remaining material asset of Novelion and any distributions made to shareholders in connection with the Liquidation will consist almost entirely of the Amryt Equity, any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including the expenses of the Liquidation, or a combination thereof, net of the Company's liabilities.

        As part of Novelion's review of strategic alternatives and evaluation process, and in connection with and leading up to the Aegerion Recapitalization, the Board considered the risks and viability of each alternative potentially available to Novelion, as well as management's financial and cash projections, and consulted with management and Novelion's legal and financial advisors. In arriving at its determination that the Liquidation Plan is advisable and in Novelion's best interests and the best interests of Novelion's shareholders, and is the preferred and only viable strategic option for Novelion after the consummation of the Aegerion Recapitalization, the Board carefully considered the terms of the Liquidation Plan and the liquidation and dissolution process under the BCBCA, as well as other potential available strategic alternatives. In approving the Liquidation Plan, the Board considered such terms and alternatives, as well as the following factors:

  •
  the fact that, in connection with and leading up to the Aegerion Recapitalization, Novelion conducted a broad and public review of strategic alternatives involving Novelion as a whole, including a merger, asset sale, comprehensive restructuring or other business combination transaction, and despite outreach by Novelion's financial advisors to more than 50 parties, no viable potential buyer or partner emerged or was identified that was interested in such a transaction involving Novelion as a whole;

  •
  the fact that the go-shop provided for as part of the Aegerion Recapitalization did not yield any alternative proposals (see page 33 for a description of the go-shop);

  •
  the unlikelihood that shareholders would have realized more value per share upon a sale or other transaction involving Novelion than they will receive in connection with the Liquidation Plan;

  •
  the fact that, after the consummation of the Aegerion Recapitalization, Novelion remains a publicly-traded company, complete with the substantial accounting, legal and other expenses typical for a public company but with limited assets and resources, and no remaining source of revenue;

  •
  the unlikelihood that the price of Novelion's common shares would increase in the future to a price greater than the current price or the value of the assets distributed in liquidation, given Novelion's limited assets and resources and that it has no source of revenue;

  •
  the terms and conditions of the Liquidation Plan; and

  •
  the fact that the BCBCA requires that the liquidation of a corporation under section 319 of the BCBCA be approved by the affirmative vote of holders of two-thirds of Novelion's common shares, represented in person or by proxy at the Annual Meeting, which ensures that, if the Board decides to proceed with the Liquidation, the Board will be taking actions of which a significant majority of Novelion's voting shareholders approve.

        The Board also considered the other factors described in the sections entitled "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Reasons for the Proposed Liquidation" and "Risk Factors" beginning on pages 33 and 24 of this Proxy Statement, respectively, and in those risk factors identified in Novelion's filings with the SEC.

        In furtherance of the Company's duty to maximize value for the Company's shareholders and stakeholders, after reviewing the limited strategic alternatives reasonably available to the Company and considering that the Company will cease to have any ongoing business operations or sources of revenue upon the consummation of the Aegerion Recapitalization, the Board has determined that it is in the best interests of the Company and its shareholders to liquidate, wind-up and dissolve the Company pursuant to the Liquidation Plan.

What will happen if the Liquidation Resolution is approved?

Termination of Certain Employment Relationships and Business Operations

        In connection with the consummation of the Aegerion Recapitalization, we will decrease the number of full-time employees to three and our administrative (i.e., IT support, office space, expense reporting, payroll) expenses will decrease substantially. In addition, Amryt has agreed to reimburse us for certain compensation and benefits that we will be paying to two of the three remaining employees starting at the closing of the Aegerion Recapitalization until the earlier of each employee's last date of employment with the Company and December 31, 2019, in exchange for such employee's providing executive and transitional services to Amryt during such period. Under this agreement, Amryt will also provide us with accounting and SEC reporting support, if requested, for an agreed monthly fee, and administrative support at no cost. We further expect that as of the Effective Date or soon thereafter, the Company will not have any full-time employees. Regardless of whether the Liquidation Resolution is approved, however, the consummation of the Aegerion Recapitalization qualifies as a "Sale Event" or "Change in Control", as applicable, under our executive officers' employment agreements and, accordingly, upon the date of each executive officer's termination without cause or resignation for good reason, if applicable, such officer will (subject to the execution of a release of claims) be entitled to a lump-sum cash payment of his or her salary continuation and bonus severance benefits to be paid by Novelion. Further, the vesting of all outstanding awards under the Amended and Restated Novelion 2017 Equity Incentive Plan and the Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan will accelerate immediately prior to the closing of the Aegerion Recapitalization. See "Executive Compensation — Narrative Disclosure to Summary Compensation — Employment Agreements with our current NEOs — Termination Arrangements with Messrs. Harshbarger and Louis" and "Executive Compensation — Narrative Disclosure to Summary Compensation — Employment Agreements with our current NEOs — Termination Arrangements with Mr. Price" for a more detailed description of the termination arrangements for our NEOs.

        Additionally, as set forth under "Proposal No. 3: Election of Directors", in connection with the Annual Meeting, the Board will be streamlined to consist of three directors, two of whom will be independent, reducing the amount of director compensation the Company will be responsible for. Further, upon the Effective Date, the Board will be deemed to have resigned and all powers of the Board will cease. The Liquidator will thereafter supervise the liquidation of the business and affairs of Novelion and the distribution of assets to shareholders after the satisfaction of all claims and obligations.

        Lastly, following the completion of the Aegerion Recapitalization, the Company will terminate all contracts and relationships with vendors that are not related to the liquidation, winding up and dissolution of the Company or continued compliance with applicable law throughout the implementation of the Liquidation Plan. Thus, other than executive and employee salaries and severance, and related costs, we expect that, after the Aegerion Recapitalization, our primary ongoing expenses will consist of legal expenses, auditor expenses and other administrative costs.

Liquidation Process

        Following the completion of the Aegerion Recapitalization, the Company's assets will consist principally of the Amryt Equity and cash on hand. The Company anticipates that, assuming receipt of the requisite shareholder approval, it will then adopt the Liquidation Plan and commence the liquidation process as soon as practicable. See "Schedule A — Plan of Liquidation and Distribution". If the requisite shareholder approval is not received at the Annual Meeting, the Company may adjourn or postpone the meeting and solicit additional votes of the Company's shareholders or it may apply to the BC Supreme Court for an order that a liquidator be appointed and that the Company be liquidated, wound up and dissolved.

        Following the completion of a Claims Process (defined herein) and payment of remaining liabilities, including tax obligations, if any, arising from the disposition or distribution in kind of the Amryt Equity, the Company's liabilities are expected to be limited to those relating to the completion of the liquidation process and ongoing reporting to shareholders. Please refer to the disclosure under the heading "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Claims Process" beginning on page 37 of this Proxy Statement for additional information.

What is the reporting and listing status of the Company?

Status as a Nasdaq-Listed Company

        As discussed under "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator and Remuneration Resolution — Trading of Common Shares" beginning on page 36 of this Proxy Statement, it is possible that the common shares of Novelion may be delisted following the Company's hearing scheduled with the Nasdaq Hearing Panel on October 3, 2019. Although Novelion is appealing to the Nasdaq Hearing Panel to permit the common shares of Novelion to continue to trade on The Nasdaq Stock Market LLC ("Nasdaq") at least through the date of the Annual Meeting, or through a subsequent date following the Annual Meeting, Novelion can make no assurance as to when the common shares of Novelion will be delisted from Nasdaq (or what trading halts may be imposed). Following any such delisting, the common shares of Novelion will no longer be listed for trading on Nasdaq or on any stock exchange and may only trade in the U.S. on the over-the-counter market, which is a less liquid market, if at all.

        Regardless of the foregoing, we anticipate that any and all trading of our common shares on Nasdaq or the over-the-counter market, as the case may be, will be suspended as of the Effective Date or as soon thereafter as is reasonably practicable, and that we will close our stock transfer books and discontinue recording transfers at that time. Accordingly, it is expected that trading in our common shares will cease after the Effective Date, at the latest. The Liquidation Plan provides that any liquidation distributions to shareholders of Novelion will be made only to those shareholders who are registered shareholders as of the Effective Date, though distributions may take place long after the Effective Date has passed.

Status as a Reporting Issuer

        The Company expects that, as part of the application to be made to the BC Supreme Court in connection with the liquidation, winding up and dissolution of the Company, a determination will be made to establish the timing for the application to have the Company cease to be a reporting issuer pursuant to applicable Canadian securities laws. The Company anticipates that, subject to the BC Supreme Court's discretion, such application will be made as soon as possible after the commencement of the Liquidation, but there can be no assurance regarding how long the Company may continue as a reporting issuer.

        Additionally, whether or not the Liquidation Plan is approved, the Company has an obligation to continue to comply with the applicable reporting requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). If the Liquidation Plan is approved, in order to curtail expenses, the Company will seek relief from the SEC or otherwise initiate the steps to exit from certain reporting requirements under the Exchange Act. However, such process may be protracted or the SEC may not grant any such relief, or, if relief is granted, the Company may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Liquidation. See "Risk Factors — Risks Related to the Approval or the Failure to Approve the Liquidation Plan — The Company will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying its service providers, among others".

        Accordingly, the Company will continue to incur the costs associated with being a reporting issuer and public company until such time as it ceases to be subject to reporting obligations under applicable U.S. and Canadian law. The costs of compliance with such ongoing reporting requirements would reduce the amount which otherwise could be distributed to shareholders in connection with the Liquidation Plan.

 What is the total amount of payments, if any, that shareholders will receive and when will such payments be received?

        The amount and timing of any distribution to registered shareholders will only be determined during the liquidation process by the Liquidator under supervision of the BC Supreme Court. The Board believes that it is not appropriate to distribute any property to shareholders until a court-supervised process is conducted in order to solicit outstanding claims and liabilities of the Company. The solicitation and resolution of claims will be implemented as part of the dissolution and liquidation process of the Company. See "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Distribution of Assets" beginning on page 38 of this Proxy Statement. It is intended that the Company, subject to shareholder approval, be dissolved and liquidated and that it complete the Liquidation Plan attached as "Schedule A — Plan of Liquidation and Distribution" hereto. The Company currently believes that the Liquidator will complete distributions in the fourth quarter of 2020, subject to the resolution of outstanding claims. See "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Uncertainty of Liquidation Distribution Amounts" beginning on page 39 of this Proxy Statement.

        Given that the Company currently expects that the liquidation distributions will consist almost entirely of the Amryt Equity (which is publicly traded), any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including the expenses of the Liquidation, or a combination thereof, net of the Company's liabilities, the Company cannot predict with certainty the value of any liquidation distributions to its shareholders. Accordingly, you will not know the amount of any liquidation distributions you may receive as a result of the Liquidation Plan when you vote on the Liquidation Resolution. Many of the factors influencing the value of the liquidation distributions cannot currently be quantified with certainty and are subject to change, including the amount of cash the Company will need to fund the liquidation, the amount of Amryt Equity that will need to be sold by the Company in connection with such funding and the proceeds received therefrom, and the value of the Amryt Equity, which is dependent upon the business operations and financial success of Amryt and is subject to market fluctuations and volatility among other risks over which we have no control. The Company cannot determine at this time when, or potentially whether, it will be able to make any liquidation distributions to the Company's shareholders or the value of any such distributions. Shareholders may receive substantially less than the value that they expect to receive. See "Risk Factors — Risks Related to the Approval or the Failure to Approve the Liquidation Plan — The Company cannot assure shareholders of the timing or amount of any liquidation distributions" and "Risk Factors — Risks Related to the Approval or the Failure to Approve the Liquidation Plan — The value of the Amryt Equity and/or the amount of proceeds that might be realized from the sale of the Amryt Equity (if any), which is the Company's primary asset, is subject to fluctuation in the market prices of such Amryt Equity and the Company's ability to monetize such Amryt Equity on favorable terms, in a timely manner or at all. "beginning on pages 24 and 26 of this Proxy Statement, respectively.

When do you expect the Liquidation to be completed?

        Assuming the Liquidation pursuant to the Liquidation Plan is approved by the Company's shareholders, the Company will, as soon as practicable, sign the Liquidation Plan and will file a statement of intent to liquidate with the British Columbia Registrar of Companies. The Board intends to set the Effective Date as promptly as practicable in the statement of intent to liquidate to be filed by the Company under the BCBCA. The completion of the Liquidation is currently expected to occur within three (3) months after the Company makes the liquidation distributions to its shareholders, with the completion of the dissolution expected to occur as specified in sections 341 to 343 of the BCBCA. See "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Overview of Steps to Complete the Liquidation and Dissolution" beginning on page 40 of this Proxy Statement.

        Under the BCBCA, despite the Liquidation, each shareholder of the Company to whom any of its property has been distributed is potentially liable, for a period of two years, to any person claiming under section 346 of BCBCA to the extent of the amount received by that shareholder upon the distribution, and an action to enforce such liability may be brought. Although the Company will be seeking a Claims Bar Order with the intention that no claims should be pursued following the Liquidation, there is no absolute certainty that the risk of claims arising after the Liquidation will be eliminated completely. See "Proposal No. 1: Approval of Liquidation

Resolution and Proposal No. 2: Approval of Liquidator Resolution — Claims Process" and "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Potential Liability of Shareholders" beginning on pages 37 and 39, respectively, of this Proxy Statement.

Are there any appraisal or dissenters' rights?

        Pursuant to the BCBCA and the Company's organizational documents, you are not entitled to appraisal or dissenters' rights in connection with the Liquidation.

What are the material tax consequences of the Liquidation?

        All shareholders of the Company should review "Certain Material Canadian Federal Income Tax Considerations" and "Certain Material U.S. Federal Income Tax Considerations" beginning on pages 42 and 45, respectively, of this Proxy Statement for a general summary of certain material tax consequences of the Liquidation. Shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Liquidation in light of each shareholder's particular circumstances.

 What are the risks and uncertainties associated with the Liquidation?

        The Liquidation involves a number of risks, including, among others, that:

  •
  the Company cannot assure its shareholders of the timing or amount of any liquidation distributions;

  •
  the Company will continue to incur expenses that will reduce the value of any liquidation distributions and require it to sell a portion of the Amryt Equity in order to fund such expenses, including expenses of complying with public company reporting requirements (until such time as it can cease its reporting obligations), paying salary and benefits for certain remaining employees, paying severance obligations of executives upon their separation from employment, paying legal, auditing and liquidation costs, and paying certain other service providers (notably, the Company will continue to incur many expenses even if the Liquidation is not approved);

  •
  the Company will have to defend or resolve any unforeseen claims asserted against it or establish a reasonable reserve before making liquidation distributions to its shareholders in connection therewith, and, therefore, such claims will reduce the value of any liquidation distributions;

  •
  if the Company fails to retain sufficient funds to pay the expenses and liabilities actually owed to the Company's creditors, including its employees, each shareholder receiving liquidation distributions could be held liable for payment to the Company's creditors, including its employees, of his, her or its pro rata share of any shortfall, up to the amount actually distributed to each shareholder in connection with the Liquidation (notably, such liability remains a risk even if the Liquidation is not approved);

  •
  the common shares of the Company will be delisted from Nasdaq (notably, the common shares of the Company are equally likely to be delisted from Nasdaq if the Liquidation is not approved);

  •
  the tax treatment of liquidation distributions may vary from shareholder to shareholder, and shareholders should consult their own tax advisors; and

  •
  the common shares of the Company may, in certain circumstances, cease to be "qualified investments" for "registered plans" for the purposes of the Income Tax Act (Canada) (the "Tax Act")

        You should read carefully the section of this Proxy Statement entitled "Risk Factors". In addition, if insufficient votes are received to approve the Liquidation Resolution and/or the Liquidator Resolution, the Company may adjourn or postpone the meeting and solicit additional votes of Company shareholders, or it may apply to the BC Supreme Court for an order that a liquidator be appointed and that the Company be liquidated and dissolved or may pursue other alternatives, but the Board does not believe these alternatives would result in greater shareholder value than the proposed Liquidation pursuant to the Liquidation Plan, and any alternative we select may entail additional risks.

 Do directors and executive officers have interests in the Liquidation?

        In considering the Board's recommendation to approve the Liquidation Resolution, you should be aware that some of our directors and executive officers may have interests in the Liquidation that are different from, or in addition to, the interests of our shareholders generally, namely, the Company's continuing indemnification obligations to its directors and officers. The Board was aware of these interests and considered them, among other matters, in approving the Liquidation pursuant to the Liquidation Plan and the transactions contemplated thereby. For additional information regarding the interests of the Company's directors and executive officers in the Liquidation, see "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Interests of the Company's Directors and Executive Officers in the Liquidation" beginning on page of 41 of this Proxy Statement.

What will happen if the Liquidation Resolution is not approved?

        If the Company's shareholders do not approve the Liquidation pursuant to the Liquidation Plan, the Company will continue its corporate existence. Given the lack of operations and that it has no source of revenues, the Board will have to explore other alternatives for returning capital to shareholders in a manner intended to maximize value and may apply to the BC Supreme Court for an order that a liquidator be appointed and that the Company be liquidated and dissolved without shareholder approval.

        As noted above under "— Liquidation Resolution and Liquidation Plan — What will happen if the Liquidation Resolution is approved? — Termination of Certain Employment Relationships and Business Operations", the Company currently expects that, in connection with the Aegerion Recapitalization, its full-time employees will gradually be reduced to none and that Board membership will be streamlined. Given these cost-reduction initiatives, there is no assurance that Board and committee composition will be fully compliant with applicable requirements or that anything more than essential management will remain in place for any length of time subsequent to the Aegerion Recapitalization.

        Investors should be aware that Novelion does not have sufficient resources, operations or assets to continue as a stand-alone operating company. If the Liquidation Resolution and the Liquidator Resolution are not approved, the future of Novelion will be uncertain, and any realization of value will likely be significantly delayed or you may not realize any value for your Novelion shares.

Voting at the Annual Meeting

Who is entitled to vote at the Annual Meeting?

        Only shareholders of record at the close of business on the record date may vote at the Annual Meeting. On a show of hands every shareholder present in person has one vote, and on a poll, every shareholder present in person or by proxy has one vote, for each Novelion common share registered in the shareholder's name. There are no other classes of voting securities other than the common shares. Cumulative voting is not permitted.

How do I vote?

        Carefully read and consider the information contained or incorporated by reference in this Proxy Statement. You should also determine whether you hold your shares directly in your name as a registered shareholder or through a broker or other nominee, because this will determine the procedure that you must follow in order to vote. If you are a registered shareholder of Novelion (that is, if your shares are registered in your name, as opposed to being held through a broker or other intermediary), you may vote in any of the following ways:

  •
  using the Internet — go to www.investorvote.com and follow the instructions on the screen (you will need the control number located on the enclosed Instrument of Proxy). You do not need to return your Instrument of Proxy form if you vote using the Internet;

  •
  by telephone — call 1-866-732-VOTE (8683) toll free from your touch-tone phone and follow the instructions (you will need the control number located on the enclosed Instrument of Proxy). You do not need to return your Instrument of Proxy form if you vote by telephone;

  •
  by mail — complete, sign and date the enclosed Instrument of Proxy and return it as soon as possible to our registrar and transfer agent, Computershare Investor Services Inc. ("Computershare"), Attn: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1; or

  •
  in person at the Annual Meeting.

        All votes made by proxy must be received (whether delivered by mail, telephone or Internet) no later than November 1, 2019 at 10:00 AM (Eastern Time)/7:00 AM (Pacific Time). The Chair of the Annual Meeting may waive or extend the proxy cut-off time without notice.

        If you are a Beneficial Shareholder, then you have received this material from your broker or the intermediary seeking your instructions as to how you wish your shares to be voted. In that case, follow the instructions given to you by your broker or other intermediary. Existing Canadian regulations require brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholder meetings. The various brokers and other intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Annual Meeting. The form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is substantially similar to the Instrument of Proxy provided directly to registered shareholders by Novelion. However, its purpose is limited to instructing the registered shareholder (i.e., the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. A Beneficial Shareholder who receives a VIF from its broker or other intermediary cannot use that form to vote common shares directly at the Annual Meeting. The VIFs must be returned to your broker or other intermediary (or instructions respecting the voting of common shares must otherwise be communicated to your broker or other intermediary) well in advance of the Annual Meeting in order to have your common shares voted. If you have any questions with respect to the voting of common shares held through a broker or other intermediary, please contact that broker or other intermediary for assistance.

        The Notice of Meeting, Proxy Statement, Instrument of Proxy and VIF, as applicable, and the 2018 Annual Report are being provided to both registered shareholders and Beneficial Shareholders. Subject to the provisions of NI 54-101, issuers may request and obtain a list of their NOBOs from intermediaries directly or via their transfer agent and may obtain and use the NOBO list for the distribution of proxy-related materials directly to such NOBOs.

        Novelion will distribute copies of the Notice of Meeting, Proxy Statement, VIF and 2018 Annual Report to intermediaries for distribution to NOBOs. Unless you have waived your right to receive the Notice of Meeting, Proxy Statement and VIF, intermediaries are required to deliver them to you as a NOBO of Novelion and to seek your instructions on how to vote your common shares.

        Novelion's OBOs can expect to be contacted by their brokers or their broker's agents. Novelion will assume the costs associated with the delivery of the Notice of Meeting, Proxy Statement, VIF and 2018 Annual Report as set out above, to OBOs by intermediaries.

        The Chair of the Annual Meeting may determine, in his or her sole discretion, to accept or reject an Instrument of Proxy that is delivered in person to the Chair at the Annual Meeting as to any matter in respect of which a vote has not already been cast. If you are a shareholder of record, you have the right to appoint another person or company to attend and act on your behalf at the Annual Meeting other than the persons named in the enclosed Instrument of Proxy. To exercise this right, you should strike out the names of the persons named in the Instrument of Proxy and insert the name of your nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of Novelion. If you are a Beneficial Shareholder, you should follow the instructions set out above in the section entitled "— Who may attend the Annual Meeting?" in connection with appointing another person to attend and act for you at the Annual Meeting.

 How does the Board recommend that I vote?

        The Board believes that each of the resolutions being put to the shareholders at the Annual Meeting is in the best interests of Novelion and its shareholders and, accordingly, recommends that each shareholder vote such shareholder's common shares:

  1.
  "FOR" the Liquidation Resolution;

  2.
  "FOR" the Liquidator Resolution;

  3.
  "FOR" the Election of Directors Proposal;

  4.
  "FOR" the Advisory Compensation Proposal; and

  5.
  "FOR" the Appointment of Independent Auditors Proposal.

What vote is required to approve each proposal?

        Broker Non-Votes and Abstentions.    A "broker non-vote" occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Broker non-votes will be treated as present for purposes of determining whether a quorum is present. Common shares held by holders who abstain from voting (or vote "withhold") will also be included for quorum purposes. Broker non-votes and abstentions are not counted as votes cast and, therefore, will have no effect on the outcome of any of the proposals being considered. However, a broker will have the discretion to vote on Proposal No. 5 (the Appointment of Independent Auditors Proposal) without any instructions from the beneficial owner. Brokers may not vote on any of the other proposals contained in this Proxy Statement, which are considered "non-routine" proposals, unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as "non-votes." We encourage all shareholders who hold shares through a bank, broker or other holder of record to provide voting instructions to such parties well in advance of the Annual Meeting to ensure that their shares are voted at the Annual Meeting.

        Liquidation Resolution.    For Proposal No. 1, the Liquidation Resolution, under the BCBCA, the affirmative vote, in person or by proxy, of two-thirds of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting will be required for approval.

        Liquidator Resolution.    For Proposal No. 2, Liquidator Resolution, the affirmative vote, in person or by proxy, of a majority of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting will be required for approval.

        Election of Directors Proposal.    For Proposal No. 3, the Election of Directors Proposal, under the BCBCA and the Articles of Novelion, directors are entitled to be elected by a plurality of the common shares voted at the Annual Meeting. This means that the three nominees with the most votes for election will be elected, subject to the requirements of the Company's majority voting policy (the "Majority Voting Policy"), which applies for elections of directors at uncontested shareholders' meetings. Pursuant to this policy, any nominee for director for which there are a greater number of votes "withheld" than votes "for" his or her election will be required to tender his or her resignation as a director of the Company. For more details with respect to the Majority Voting Policy, see "Proposal No. 3: Election of Directors — Majority Voting Policy." You may choose to vote, or withhold your vote, separately for each nominee director.

        Advisory Vote to Approve the Compensation of NEOs.    For Proposal No. 4, the Advisory Compensation Proposal, the affirmative vote, in person or by proxy, of a majority of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting will be required for approval, on an advisory basis. Because your vote is advisory, it will not be binding on the Board, the Compensation Committee of the Board or Novelion.

        Appointment of Independent Auditors Proposal.    For Proposal No. 5, the Appointment of Independent Auditors Proposal, the affirmative vote, in person or by proxy, of a majority of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting will be required for approval.

What is the quorum for the Annual Meeting?

        As of September 13, 2019, the authorized share structure of Novelion was comprised of 100,000,000 common shares and 5,000,000 non-voting First Preference shares, of which there were 19,618,946 common shares of Novelion issued and outstanding. All common shares in the capital of the Company carry the right to one vote. At least (i) two shareholders, (ii) two proxy holders representing two shareholders, or (iii) one shareholder and a proxy holder representing another shareholder entitled to vote at the Annual Meeting, present in person at the beginning of the Annual Meeting and collectively holding or representing by proxy in the aggregate not less than 33 1/3% of the issued and outstanding Novelion common shares as of the record date, will constitute a quorum for the Annual Meeting. To the knowledge of our directors and executive officers, as of September 13, 2019, the record date for the Annual Meeting, only the following persons or companies beneficially own, control or direct, directly or indirectly, 10% or more of our common shares: EdgePoint Investment Group Inc., which, as evidenced by public filings, beneficially owns 2,368,819 common shares, representing approximately 12.1% of our issued and outstanding common shares and Broadfin Capital, LLC, which, as evidenced by public filings, beneficially owns 2,138,597 common shares, representing approximately 10.9% of our issued and outstanding common shares. See the "Security Ownership of Certain Beneficial Owners and Management" section of this Proxy Statement for additional details. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

How will proxies be exercised?

        The proxy holder will vote or withhold from voting according to instructions in the Instrument of Proxy on any ballot that may be called for and for which a choice has been specified. If you properly return your Instrument of Proxy, but do not include instructions on how to vote, your shares will be voted:

  1.
  "FOR" the Liquidation Resolution;

  2.
  "FOR" the Liquidator Resolution;

  3.
  "FOR" the Election of Directors Proposal;

  4.
  "FOR" the Advisory Compensation Proposal; and

  5.
  "FOR" the Appointment of Independent Auditors Proposal.

        The Instrument of Proxy confers upon the proxy holder discretionary authority to vote all shares represented by the proxy with respect to amendments or variations to matters identified in the Notice of Meeting and any other matter that properly comes before the Annual Meeting. We know of no such amendment, variation or other matter that is to be presented for action at the Annual Meeting. However, if any other matters which are not now known to us should properly come before the Annual Meeting, the proxies will be voted, or not voted, by the proxy holder in his or her discretion, whether or not the amendment, variation or other matter that comes before the Annual Meeting is contested.

 What does it mean if I receive more than one set of proxy materials?

        You may receive more than one set of proxy materials because you own Novelion common shares that are registered under different names. For example, you may own some shares directly as a shareholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to vote all of the Instruments of Proxy according to the instructions contained in this Proxy Statement and to follow the instructions for any alternative voting procedures you receive in order to vote all of the shares you own. Each Instrument of Proxy you receive will come with its own prepaid return envelope. If you vote by mail, please make sure you return each Instrument of Proxy in the return envelope that accompanies that Instrument of Proxy.

 Can I change my vote after I have voted?

        You may revoke your proxy at any time before it is exercised at the Annual Meeting.    A proxy may be revoked by voting in person at the Annual Meeting, by an instrument in writing stating that the proxy is revoked and signed and delivered as follows, or in any other manner provided by law. In order to revoke your proxy:

  •
  the instrument revoking the proxy must be signed by you or by the person to whom you have granted a power of attorney in writing. If the shareholder is a corporation, the instrument of revocation must be signed under that corporate shareholder's corporate seal or by a duly authorized officer or attorney of the corporation; and

  •
  the instrument revoking the proxy must be (i) delivered to Novelion's registered and records office c/o Norton Rose Fulbright, 1800 — 510 West Georgia Street, Vancouver, British Columbia, Canada V6B 0M3, on or before November 4, 2019 at 2:00 PM (Eastern Time)/11:00 AM (Pacific Time) or the last business day preceding the date of any adjournment or postponement of the Annual Meeting at which the proxy is to be voted, or (ii) deposited with the Chair of the Annual Meeting on the date of the Annual Meeting or any adjournment or postponement of it before the taking of any vote in respect of which the proxy is to be used.

  •
  If your shares are held in the name of an intermediary such as a brokerage firm, securities dealer, trust company, bank or other nominee institution, you may change your vote by submitting new voting instructions to your intermediary, as applicable. You will need to contact your brokerage firm, securities dealer, trust company, bank or other nominee institution to learn how to make that change.

Who will tabulate the votes?

        Our transfer agent, Computershare, will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by us to act as scrutineer for the Annual Meeting.

Who pays the cost of the proxy solicitation?

        This solicitation is made on behalf of Novelion. We will pay the cost of soliciting these proxies, including the printing, handling and mailing of the proxy materials. Copies of these materials will be given to brokerage firms, securities dealers, trust companies, banks and other institutions that hold our shares that are beneficially owned by others. We will reimburse these brokerage firms, securities dealers, trust companies, banks and other institutions for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our shares. Proxies may be solicited by certain directors, officers and employees of Novelion personally or by telephone, mail, facsimile or e-mail. No additional compensation will be paid to directors, officers or other Novelion employees for soliciting proxies. We have retained Okapi Partners LLC to assist in soliciting proxies by personal interview, telephone, mail, facsimile or e-mail for a fee of approximately $15,000, plus expenses.

How can shareholders submit proposals for Novelion's next Annual General Meeting?

        Because Novelion is expecting to wind-up operations and liquidate, it is unlikely that it will hold another annual general meeting of shareholders. However, if there is to be another annual general meeting of shareholders of the Company, under U.S. securities laws, the deadline for submitting shareholder proposals for inclusion in the Company's proxy statement and form of proxy for such annual meeting is [    •    ], 2020. Proposals must be sent to our registered office at c/o Norton Rose Fulbright, 1800 — 510 West Georgia Street, Vancouver, British Columbia, Canada V6B 0M3.

        However, in the event that a 2020 annual general meeting of shareholder of the Company is convened, under the BCBCA, a proposal for a matter for consideration at the next annual general meeting of shareholders, if any, must be received at our registered office at the address above on or before [    •    ], 2020. For a proposal under the BCBCA to be valid, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate, (i) constitute at least 1% of the issued shares of Novelion that have the right to vote at general meetings, or (ii) have a fair market value in excess of $2,000. For the submitter or a qualified shareholder to be eligible to sign the proposal, that shareholder must have been the registered or beneficial owner of Novelion shares that carry the right to vote at general meetings for an uninterrupted period of at least two years before the date the proposal is signed, among other requirements.

        Shareholders are permitted to nominate individuals for election as directors under and if they comply with the provisions of our Advance Notice Policy, which is available on our website by following the link to such policy at: http://ir.novelion.com/corporate-governance.cfm. To be timely submitted for consideration for election at an annual general meeting of shareholders, nominations must be received at our registered office at the address above not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, the nomination may be delivered not later than the close of business on the tenth day following the notice date.

Who can help answer my questions?

        If you have questions about voting procedures, please call our proxy solicitor, Okapi Partners LLC, at (877) 629-6355.

SUMMARY

        This summary section highlights selected information contained elsewhere in this Proxy Statement and does not contain all of the information that is important to you. To understand fully the legal requirements for the voluntary liquidation, winding up and dissolution of the Company under the BCBCA and for a more complete description of the terms of the Liquidation Plan, you should carefully read this entire Proxy Statement and the documents delivered with this Proxy Statement.

The Company	Prior to the Aegerion Recapitalization, Novelion, through Aegerion, had operated a biopharmaceutical business dedicated to developing and commercializing new treatments for individuals living with rare diseases, including the two commercialized drugs in Aegerion's portfolio: (a) lomitapide (marketed in Canada, the United States and other markets as JUXTAPID® and as LOJUXTA® in the EU); and (b) metreleptin (marketed in the United States as MYALEPT® and in the EU as MYALEPTA®).
The mailing address and phone number of our principal executive office is c/o Norton Rose Fulbright, 1800-510 West Georgia Street, Vancouver, BC V6B 0M3 Canada and (877) 764-3131.
The Aegerion Recapitalization

On May 20, 2019, the Company, Aegerion, Amryt and certain other parties entered into a restructuring support agreement, and Aegerion and Amryt entered into a plan funding agreement, which, among other things, set forth the terms and conditions of the Aegerion Recapitalization. To facilitate the Aegerion Recapitalization, Aegerion and its U.S. subsidiary Aegerion Pharmaceuticals Holdings, Inc. filed the Chapter 11 Proceedings in the Bankruptcy Court. Under the chapter 11 plan, which was confirmed by the Bankruptcy Court on September 10, 2019, the Company's existing approximately $36 million intercompany secured loan to Aegerion will be allowed in full as a claim in the Chapter 11 Proceedings. In satisfaction of this claim, the Company will receive a distribution of the Amryt Equity, which is projected to represent approximately 8.1% equity ownership of Amryt on a pro forma basis, prior to dilution from other equity interests to be issued following the Aegerion Recapitalization. The Aegerion Recapitalization is expected to close on [•], 2019. See "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — General" and "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Background of the Transactions and Discussions Preceding the Proposed Liquidation" each beginning on page 28 of this Proxy Statement for more information regarding the Aegerion Recapitalization. Following the completion of the Aegerion Recapitalization, the Amryt Equity will be the only remaining material asset of Novelion and any distributions made to shareholders in connection with the Liquidation will consist almost entirely of the Amryt Equity, any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including the expenses of the Liquidation, or a combination thereof, net of the Company's liabilities.

The Liquidation Plan
General (see page 28)

At the Annual Meeting, the shareholders of the Company will be asked to approve, as a special resolution, the Liquidation Resolution and, as an ordinary resolution, the Liquidator Resolution, which were unanimously approved by the Board on September 18, 2019, subject to shareholder approval. The Board recommends that the Company's shareholders vote "FOR" the approval of the Liquidation Resolution and "FOR" the approval of the Liquidator Resolution.

The Board proposes the Liquidation of the Company pursuant to section 319(1) of the BCBCA, which Liquidation will become effective and commence at the Effective Date, in accordance with the Liquidation Plan. The Board intends to set the Effective Date as soon as practicable in the statement of intent to liquidate to be filed by the Company under the BCBCA. For a brief summary of the steps required to complete the Liquidation and the anticipated timing of each step, see "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Overview of Steps to Complete the Liquidation and Dissolution" beginning on page 40 of this Proxy Statement.

Reasons for the Proposed Liquidation (see page 33)

The Board believes that the voluntary liquidation, winding-up and dissolution of the Company is in the Company's best interests and the best interests of the Company's shareholders. The Board reviewed at length, with the assistance of legal, financial and other advisors, potential strategic alternatives. In arriving at its determination, the Board carefully considered, in addition to other pertinent factors:

•

the fact that, in connection with and leading up to the Aegerion Recapitalization, Novelion conducted a broad and public review of strategic alternatives involving Novelion as a whole, including a merger, asset sale, comprehensive restructuring or other business combination transaction, and despite outreach by Novelion's financial advisors to more than 50 parties, no viable potential buyer or partner emerged or was identified that was interested in such a transaction involving Novelion as a whole;

• the fact that the go-shop provided for as part of the Aegerion Recapitalization did not yield any alternative proposals (see page 33 for a description of the go-shop);
• the unlikelihood that shareholders would have realized more value per share upon a sale or other transaction involving Novelion than they will receive in connection with the Liquidation Plan;

•

the fact that, after the consummation of the Aegerion Recapitalization, Novelion remains a public company, complete with the substantial accounting, legal and other expenses typical for a public company but with limited assets and resources, and no remaining source of revenue;

•

the unlikelihood that the price of Novelion's common stock would increase in the future to a price greater than the current price or the value of the assets distributed in liquidation, given Novelion's limited assets and resources and that it has no source of revenue;

• the terms and conditions of the Liquidation Plan; and

•

the fact that the BCBCA requires that the liquidation of a corporation under section 319 of the BCBCA be approved by the affirmative vote of holders of two-thirds of Novelion common shares, represented in person or by proxy at the Annual Meeting, which ensures that, if the Board decides to proceed with the Liquidation, the Board will be taking actions of which a significant majority of Novelion's voting shareholders approve.

The Board also considered the other factors described in the sections entitled "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Reasons for the Proposed Liquidation" and "Risk Factors" beginning on pages 33 and 24, respectively, of this Proxy Statement and in those risk factors identified in Novelion's filings with the SEC.

In furtherance of the Company's duty to maximize value for the Company's shareholders and stakeholders, after reviewing the limited strategic alternatives reasonably available to the Company and considering that the Company will cease to have any ongoing business operations or sources of revenue upon the consummation of the Aegerion Recapitalization, the Board has determined that it is in the best interests of the Company and its shareholders to liquidate, wind-up and dissolve the Company pursuant to the Liquidation Plan.

Overview of the Liquidation (see pages 34 and 40)

If the Liquidation Plan and the appointment of the Liquidator are approved at the Annual Meeting, the steps set forth below, among others, will be completed following the Effective Date at such times as the Board, the Liquidator or the BC Supreme Court, as applicable, deems necessary, appropriate or advisable, all in accordance with the Liquidation Plan and the BCBCA:

• the filing of any statement of intent to liquidate and the publishing of a notice to creditors as required under sections 321 and 331 of the BCBCA, respectively;

•

the application to the BC Supreme Court under section 325(1) of the BCBCA for such other directions and orders as may be deemed necessary or appropriate in connection with the liquidation of the Company, including without limitation an order establishing the Claims Process described herein;

•

the sale of any of the Company's non-cash property and assets, (See "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Distribution of Assets — Liquidation Distribution(s)");

•

the establishment of the Claims Process to be approved by the BC Supreme Court for the identification, resolution and barring of claims by creditors, including employees of the Company, against the Company ("Liquidation Claims"), including the provision of written notice of the commencement of the Liquidation to all known creditors and claimants of the Company, including employees;

•

the delisting of the common shares of the Company from Nasdaq, as described under the heading "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Trading of Common Shares", unless sooner delisted in connection with the hearing scheduled with the Nasdaq Hearing Panel on October 3, 2019;

•

the application to cease being a reporting issuer in Canada, as described under the heading "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Status as a Reporting Issuer";

•

request relief from the SEC or otherwise initiate steps to exit from the reporting requirements under the Exchange Act, as described under the heading "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Status as a Reporting Issuer";

•

the payment of or the making of reasonable provision for the payment of all Proven Claims and obligations known to the Company, and the making of reserves as will be reasonably sufficient to provide compensation for any contingent Liquidation Claim, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such contingent Liquidation Claims against, and obligations of, the Company;

• the application to the Canada Revenue Agency (the "CRA") and other applicable governmental authorities for tax and other clearance certificates;

•

in accordance with the BCBCA and any order of the BC Supreme Court, the pro rata distribution to registered shareholders of the remaining assets of the Company after taking into account the payment or provision for payment of Proven Claims and contingent Liquidation Claims against and obligations of the Company; and

• the winding up and dissolution of the Company.
Claims Process (see page 37)

A BC Supreme Court approved Claims Process will be established if the Company is successful in its application to the BC Supreme Court under section 325(1) of the BCBCA, for the identification, resolution and barring of Liquidation Claims. The Company anticipates seeking BC Supreme Court approval of a Claims Process as soon as reasonably practicable after the Effective Date.

Liquidation Distributions and Uncertainty of Liquidation Distribution Amounts (see pages 38 and 39)

Given that the Company currently expects that the liquidation distributions will consist almost entirely of the Amryt Equity (which is publicly traded), any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including the expenses of the Liquidation, or a combination thereof, net of the Company's liabilities, the Company cannot predict with certainty the value of any liquidation distributions to its shareholders. Accordingly, you will not know the amount of any liquidation distributions you may receive as a result of the Liquidation Plan when you vote on the Liquidation Resolution. The Company currently believes that the Liquidator will complete distributions by the fourth quarter of 2020, subject to the resolution of claims. The amount and timing of any liquidation distribution has not been determined.

Many of the factors influencing the value of the liquidation distributions cannot currently be quantified with certainty and are subject to change, including the amount of cash the Company will need to fund the Liquidation, the amount of Amryt Equity that will need to be sold by the Company in connection with such funding and the proceeds received therefrom, and the value of the Amryt Equity, which is dependent upon the business operations and financial success of Amryt and is subject to market fluctuations and volatility among other risks over which we have no control.

The Company cannot determine at this time when, or potentially whether, it will be able to make any liquidation distributions to the Company's shareholders or the value of any such distributions. Shareholders may receive substantially less than the value that they expect to receive. See "Risk Factors — Risks Related to the Approval or the Failure to Approve the Liquidation Plan — The Company cannot assure shareholders of the timing or amount of any liquidation distributions" and "Risk Factors — Risks Related to the Approval or the Failure to Approve the Liquidation Plan — The value of the Amryt Equity and/or the amount of proceeds that might be realized from the sale of any of the Amryt Equity (if any), which is the Company's primary asset, is subject to fluctuation in the market prices of such Amryt Equity and the Company's ability to monetize such Amryt Equity on favorable terms, in a timely manner or at all." beginning on pages 24 and 26 of this Proxy Statement, respectively.

Trading of Common Shares (see page 36)

As discussed under "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Trading of Common Shares" beginning on page 36 of this Proxy Statement, it is possible that the common shares of Novelion may be delisted following the Company's hearing scheduled with the Nasdaq Hearing Panel on October 3, 2019. Although Novelion is appealing to Nasdaq to permit the shares of Novelion to continue to trade on Nasdaq at least through the date of the Annual Meeting, or through a subsequent date following the Annual Meeting, Novelion can make no assurance as to when the Novelion shares will be delisted from Nasdaq (or what trading halts may be imposed). Following any such delisting, the common shares of Novelion will no longer be listed for trading on Nasdaq or on any stock exchange and may only trade in the U.S. on the over-the-counter market, which is a less liquid market, if at all.

Regardless of the foregoing, we anticipate that any and all trading of our common shares on Nasdaq or the over-the-counter market, as the case may be, will be suspended as of the Effective Date or as soon thereafter as is reasonably practicable, and that we will close our stock transfer books and discontinue recording transfers at that time. Accordingly, it is expected that trading in our shares of common stock will cease after the Effective Date, at the latest. The Liquidation Plan provides that any liquidation distributions to shareholders of Novelion will be made only to those shareholders who are registered shareholders as of the Effective Date, though distributions may take place long after the Effective Date has passed.

Reporting Requirements

The Company expects that, as part of the application to be made to the BC Supreme Court in connection with the Liquidation, a determination will be made to establish the timing for the application to have the Company cease to be a reporting issuer pursuant to applicable Canadian securities laws. The Company anticipates that, subject to the BC Supreme Court's discretion, such application will be made as soon as possible after the commencement of the Liquidation, but there can be no assurances regarding how long the Company may continue as a reporting issuer.

Additionally, whether or not the Liquidation Plan is approved, the Company has an obligation to continue to comply with the applicable reporting requirements of the Exchange Act. If the Liquidation Plan is approved, in order to curtail expenses, the Company will seek relief from the SEC or otherwise initiate the steps to exit from certain reporting requirements under the Exchange Act. However, such process may be protracted or the SEC may not grant any such relief, or, if relief is granted, the Company may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Liquidation. See "Risk Factors — Risks Related to the Approval or the Failure to Approve the Liquidation Plan — The Company will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying its service providers, among others".

Potential Liability of Shareholders (see page 39)

Under the BCBCA, despite the Liquidation, each shareholder of the Company to whom any of its property has been distributed is potentially liable, for a period of two years, to any person claiming under section 346 of the BCBCA to the extent of the amount received by that shareholder upon the distribution, and an action to enforce such liability may be brought. The Claims Process described under the heading "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Claims Process", including the Claims Bar Order, is intended to mitigate the risk that any claims may arise following the Liquidation of the Company, but there is no absolute certainty that this risk will be eliminated completely.

Interests of Executive Officers and Directors in the Liquidation of the Company (see page 41)

Some of our directors and executive officers may have interests in the Liquidation that are different from, or in addition to, the interests of our shareholders generally, namely, the Company's continuing indemnification obligations to its directors and officers. The Board was aware of these interests and considered them, among other matters, in approving the Liquidation pursuant to the Liquidation Plan and the transactions contemplated thereby.

Certain Material Canadian Federal Income Tax Considerations (see page 42)

All shareholders of the Company should review "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Certain Material Canadian Federal Income Tax Considerations" for a general summary of certain material Canadian federal tax consequences of the Liquidation. Shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Liquidation in light of each shareholder's particular circumstances.

Certain Material U.S. Federal Income Tax Considerations (see page 45)

All shareholders of the Company should review "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Certain Material U.S. Federal Income Tax Considerations" for a general summary of certain material U.S. federal tax consequences of the Liquidation. Shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Liquidation in light of each shareholder's particular circumstances.

Annual Meeting

The Annual Meeting will be held at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210, on November 5, 2019 at 10:00 AM (Eastern Time)/7:00 AM (Pacific Time) for the following purposes, each of which is described in more detail in this Proxy Statement:

• To approve as a special resolution the Liquidation Resolution.
• To approve as an ordinary resolution the Liquidator Resolution.
• To approve the Election of Directors Proposal.
• To approve the Advisory Compensation Proposal, on a non-binding, advisory basis.
• To approve the Appointment of Independent Auditors Proposal.

• To transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.
Required Vote

Liquidation Resolution.    For Proposal No. 1, the Liquidation Resolution, under the BCBCA, the affirmative vote, in person or by proxy, of two-thirds of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting will be required for approval.

Liquidator Resolution.    For Proposal No. 2, Liquidator Resolution, the affirmative vote, in person or by proxy, of a majority of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting will be required for approval.

Election of Directors Proposal.    For Proposal No. 3, under the BCBCA and the Articles of Novelion, directors are entitled to be elected by a plurality of the common shares voted at the Annual Meeting. This means that the three nominees with the most votes for election will be elected, subject to the requirements of the Company's majority voting policy (the "Majority Voting Policy"), which applies for elections of directors at uncontested shareholders' meetings. Pursuant to this policy, any nominee for director for which there are a greater number of votes "withheld" than votes "for" his or her election will be required to tender his or her resignation as a director of the Company. For more details with respect to the Majority Voting Policy, see "Proposal No. 3: Election of Directors — Majority Voting Policy." You may choose to vote, or withhold your vote, separately for each nominee director.

Advisory Vote to Approve the Compensation of NEOs.    For Proposal No. 4, the Advisory Compensation Proposal, the affirmative vote, in person or by proxy, of a majority of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting will be required for approval, on an advisory basis. Because your vote is advisory, it will not be binding on the Board, the Compensation Committee of the Board or Novelion.

Appointment of Independent Auditors Proposal.    For Proposal No. 5, the Appointment of Independent Auditors Proposal, the affirmative vote, in person or by proxy, of a majority of the votes cast by, or on behalf of, shareholders of the Company entitled to vote in person or by proxy at the Annual Meeting will be required for approval.

Recommendation of Our Board of Directors

The Board believes that each of the resolutions being put to the shareholders at the Annual Meeting is in the best interests of Novelion and its shareholders and, accordingly, recommends that each shareholder vote such shareholder's shares:

• "FOR" the Liquidation Resolution;
• "FOR" the Liquidator Resolution;
• "FOR" the Election of Directors Proposal;
• "FOR" the Advisory Compensation Proposal; and
• "FOR" the Appointment of Independent Auditors Proposal.
Risk Factors

In evaluating the Liquidation Plan, you should carefully read this Proxy Statement and especially consider the factors discussed in the section entitled "Risk Factors" beginning on page 24 of this Proxy Statement.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

        Certain statements in this Proxy Statement may constitute "forward looking information" within the meaning of applicable Canadian and United States securities laws. Without limiting the foregoing, words or phrases such as "will likely result," "are expected to," "will continue," "anticipate," "estimate," "project," "pro forma," "believe," "intend" or similar expressions are intended to identify forward-looking statements. All forward-looking statements involve assumptions that, although believed to be reasonable based on information currently available to management, are subject to risks, uncertainties and other factors that could result in material changes to the plans expressed or described in the statements. Such risks and uncertainties relate to, among other things: the availability, timing and amount of liquidation distributions; the amounts that will need to be set aside by the Company; the adequacy of such reserves to satisfy the Company's obligations; the ability of the Company to favorably resolve any potential tax claims, litigation matters and other unresolved contingent liabilities of the Company; the amount of proceeds that might be realized from any sale or other disposition of the Amryt Equity; the potential volatility in the market price of such Amryt Equity; the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations; and the incurrence by the Company of expenses relating to the Liquidation. Further information regarding the risks, uncertainties and other factors that could cause actual results to differ from the results of these forward-looking statements are discussed under the section "Risk Factors" in this Proxy Statement and in our periodic and current reports and documents filed with the SEC. You should not place undue reliance on any such forward-looking statements. Except as required by law, we undertake no obligation to update or revise the information contained in this Proxy Statement, whether as a result of new information, future events or circumstances or otherwise.

 RISK FACTORS

        There are many factors the Company's shareholders should consider when deciding whether to vote in favor of the Liquidation Resolution and the Liquidator Resolution, including the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2018 (as amended), in subsequently filed Quarterly Reports on Form 10-Q and in our subsequent Current Reports on Form 8-K. In addition to these risks, you should carefully consider the additional risks described below, together with all other information included in this Proxy Statement and the documents delivered with this Proxy Statement before making a decision about voting on the proposals. Notably, the Company cautions that trading in the Company's securities is highly speculative and poses substantial risks. Trading prices for the Company's securities may bear little or no relationship to the actual value realized, if any, by holders of the Company's securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

 Risks Related to the Approval or the Failure to Approve the Liquidation Plan

The Company cannot assure shareholders of the timing or amount of any liquidation distributions.

        Given that the Company currently expects that the liquidation distributions will consist almost entirely of the Amryt Equity (which is publicly traded), any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including the expenses of the Liquidation, or a combination thereof, net of the Company's liabilities, the Company cannot predict with certainty the value of any liquidation distributions to its shareholders. Accordingly, you will not know the amount of any liquidation distributions you may receive as a result of the Liquidation Plan when you vote on the Liquidation Resolution. Many of the factors influencing the value of the liquidation distributions cannot currently be quantified with certainty and are subject to change, including the amount of cash the Company will need to fund the Liquidation, the amount of Amryt Equity that will need to be sold by the Company in connection with such funding and the proceeds received therefrom, the value of the Amryt Equity, which is dependent upon the business operations and financial success of Amryt and is subject to market fluctuations and volatility among other risks over which we have no control, the Company's inability to predict the amount of its remaining liabilities or the amount that the Company will incur during the course of the Liquidation, the net value, if any, of its remaining non-cash assets and the fact that, if the Liquidation and Liquidation Plan are approved, the Liquidator will have the power and authority to approve the number, amount and timing of any liquidation distributions. In addition, the timing and amount of any liquidation distributions may be impacted by (i) the Company's and/or the Liquidator's discussions with the CRA and other applicable taxation authorities in finalizing the Company's and its subsidiaries final tax returns and the amounts of their corresponding tax liabilities and (ii) the number and complexity of claims resulting from the Claims Process and whether any disputed claims can be reserved for or processed in an expedited manner.

        The value of the Amryt Equity may fluctuate materially. Therefore, the value distributed under the Liquidation Plan may vary materially. The value of the Amryt Equity may fluctuate with the performance of Amryt, specific industry conditions, including the success or failure of other companies in the industry, the investment attitude with respect to the industry and changes to its regulatory environment, and general economic conditions, including the level of interest rates, corporate earnings, economic activity, the value of currencies and other factors, including the fact that there may be a limited or no market for the Amryt Equity.

        You may receive substantially less than the value that you expect to receive. These risks will be amplified if the Liquidation Plan is not approved, in which case the Company can make no assurances that any liquidation distributions will be made to the Company's shareholders.

The Company will continue to incur expenses that will reduce the amount available for distribution, including expenses associated with complying with public company reporting requirements and paying its service providers, among others.

        As the Company winds up, it will continue to incur expenses from operations, including compensation to the limited number of employees implementing the Liquidation Plan, if any, compensation to the Company's remaining independent directors (if any), directors' and officers' insurance and other insurance premiums, income, payroll and other taxes (including any taxes that may be imposed on any sale, distribution or other disposition of the Company's remaining non-cash assets), legal, accounting, financial, advisory and consulting fees and general and administrative expenses. Additionally, regardless of whether the Liquidation Resolution is approved, the Company will (subject to a release of claims) be required to pay each of our four executive officers a lump-sum cash payment of his or her salary continuation and bonus severance benefits because the Aegerion Recapitalization constitutes a "Sale Event" or "Change in Control", as applicable, under each executive officer's employment agreement and upon any corresponding termination without cause or resignation for good reason in connection therewith. See "Executive Compensation — Narrative Disclosure to Summary Compensation — Employment Agreements with our current NEOs — Termination Arrangements with Messrs. Harshbarger and Louis" and "Executive Compensation — Narrative Disclosure to Summary Compensation — Employment Agreements with our current NEOs — Termination Arrangements with Mr. Price" for a more detailed description of the relevant termination arrangements with such officers.

        The actual amount of such expenses could be much higher than currently anticipated and will reduce the amount of assets available for ultimate distribution to our shareholders. If the Liquidation Plan is not approved, the Company expects to continue to incur expenses from operations, including to officers and other employees, directors and advisors of the Company, including as the Company contemplates its other alternatives, and will be responsible for such termination arrangements noted above upon any corresponding termination without cause or resignation for good reason that occurs in connection with the Aegerion Recapitalization. Such expenses would likely be in excess of those expected to be incurred in connection with implementing the Liquidation Plan.

        The Company will have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act and applicable Canadian securities law, even if compliance with these reporting requirements is economically burdensome. In order to curtail expenses, the Company will request relief from the SEC or otherwise initiate the steps to exit from certain reporting requirements under the Exchange Act. Concurrently therewith, we also expect, as part of the application to be made to the BC Supreme Court in connection with the Liquidation, an application will be made to establish the timing for the Company to cease to be a reporting issuer in Canada. With regard to SEC reporting requirements, such process may be protracted or the SEC may not grant any such relief, or, if relief is granted, the Company may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Liquidation. Accordingly, the Company will continue to incur the costs associated with being a reporting issuer and public company until such time as it ceases to be subject to reporting obligations under applicable U.S. and Canadian law. The costs of compliance with such reporting requirements would reduce the amount which otherwise could be distributed to shareholders.

If the Company fails to retain sufficient funds to pay the liabilities actually owed to the Company's creditors, including employees of the Company, each shareholder receiving liquidation distributions could be liable for payment to the Company's creditors, including employees, of his, her or its pro rata share of any shortfall, up to the amount actually distributed to each shareholder in connection with the Liquidation.

        The Company will only be able to confirm the amount of its liabilities following completion of the Claims Process contemplated by the Liquidation Plan. However, as discussed under the heading "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Claims Process" in this Proxy Statement, although the Company will be seeking a Claims Bar Order which would provide that no claims may be pursued following the Liquidation, there is no absolute certainty that the risk of claims arising after the Liquidation of the Company will be eliminated completely. In the event that the Company fails to retain sufficient funds to pay the expenses and liabilities actually owed to the Company's creditors, including employees of the Company, each shareholder could be held liable for the repayment to those creditors, including employees, whose claims are not barred by the Claims Bar Order or otherwise, out of amounts previously received by such shareholder from the Company (up to the full amount actually received by such shareholder).

        Moreover, the amount of taxes payable estimated by the Company is subject to assessment by taxation authorities. The process available for distribution to shareholders will be negatively impacted by claims exceeding estimated liabilities or taxes exceeding accrued amounts thereof.

The value of the Amryt Equity and/or the amount of proceeds that might be realized from any sales of the Amryt Equity (if any), which is the Company's primary asset, is subject to fluctuation in the market prices of such Amryt Equity and the Company's ability to monetize such Amryt Equity on favorable terms, in a timely manner or at all.

        As of [    •    ], 2019, the Amryt Equity represented approximately [    •    ]% of the Company's total assets. The trading price of the Amryt Equity may be volatile or there may be no trading market for such equity on AIM (The London Stock Exchange's international market for smaller growing companies on which Amryt will be traded upon the consummation of the Aegerion Recapitalization), which could result in substantial losses to the Company and affect the Company's ability to monetize the Amryt Equity on favorable terms, in a timely manner or at all. It is currently expected that Amryt will apply to list its ordinary shares, or American depositary shares representing the Amryt Equity, on Nasdaq within 90 days of the consummation of the Aegerion Recapitalization, however, there is no assurance that such an application will be successful or, if it is, that a market will develop for the Amryt Equity in the United States. Moreover, the value and market price of the Amryt Equity is affected by Amryt's business, management, results of operations and financial condition and may be affected by open market sales of such equity by the Company or others. Accordingly, the market for the Amryt Equity may be limited and the value of the Amryt Equity may significantly decline from the closing of the Aegerion Recapitalization based on the trading volume of such equity and the performance of Amryt generally.

        Shareholders should review information made available by Amryt at its website at www.amrytpharma.com because the Company's ability to monetize the Amryt Equity on favorable terms or at all, will depend heavily upon and be influenced by the value of the Amryt Equity. Information relating to Amryt in this Proxy Statement is derived from public information available on Amryt's website. Such information is provided for informational purposes only and the Company makes no representation and assumes no responsibility for the accuracy or completeness of such information.

The Company will cease to carry on an active business.

        Following the completion of the Aegerion Recapitalization, the Company will cease to carry on any active business and will have no sources of revenue. Notably, Novelion does not have sufficient resources, operations or assets to continue as a stand-alone operating company. If the Liquidation Resolution and the Liquidator Resolution are not approved, the future of Novelion will be uncertain, and any realization of value for your Novelion shares will likely be significantly delayed or you may not realize any value for your Novelion shares. If the Liquidation Resolution and the Liquidator Resolution are not approved, the Company may apply to court for an order that a liquidator be appointed and that the Company be liquidated, wound up and dissolved.

The Company may be unable to continue as a going concern if the Liquidation Resolution is not approved and may have to seek court assistance to liquidate.

        If the Liquidation Resolution and the Liquidator Resolution are not approved by shareholders at the Annual Meeting, and consequently, if the Liquidation Plan is not implemented with the support of shareholders, the Company does not anticipate being able to generate cash flow to meet its financial obligations given that the Company will have no current operating business and no sources of revenue after the closing of the Aegerion Recapitalization. As such, the Company may be unable to continue as a going concern and may be required to: (i) apply to the BC Supreme Court for an order that a liquidator be appointed and that the Company be liquidated, wound up and dissolved; or (ii) in the event that the Company's remaining assets are depleted through continuing administrative and/or other unforeseen expenditures, seek protection under applicable bankruptcy and insolvency laws.

The common shares of the Company will be delisted from Nasdaq.

        As discussed below under "Proposal No. 1: Approval of Liquidation Resolution and Proposal No. 2: Approval of Liquidator Resolution — Trading of Common Shares" beginning on page 36, it is possible that the common shares of Novelion may be delisted following the Company's hearing scheduled with the Nasdaq Hearing Panel on October 3, 2019. Although Novelion is appealing to Nasdaq to permit the shares of Novelion to continue to trade on Nasdaq at least through the date of the Annual Meeting, or, through a subsequent date following the Annual Meeting, Novelion can make no assurance as to when the Novelion shares will be delisted from Nasdaq

(or what trading halts may be imposed). Following any such delisting, the common shares of Novelion will no longer be listed for trading on Nasdaq or any stock exchange and may only trade in the U.S. on the over-the-counter market, which is a less liquid market, if at all.

        Regardless of the foregoing, we anticipate that any and all trading of our common shares on Nasdaq or the over-the-counter market, as the case may be, will be suspended as of the Effective Date or as soon thereafter as is reasonably practicable, and that we will close our stock transfer books and discontinue recording transfers at that time. Accordingly, it is expected that trading in our shares of common stock will cease after the Effective Date, at the latest. The Liquidation Plan provides that any liquidation distributions to shareholders of Novelion will be made only to those shareholders who are registered holders as of the Effective Date, though distributions may take place long after the Effective Date has passed.

        When the common shares of Novelion cease to be listed for trading on Nasdaq or on any other designated stock exchange in Canada (as defined for purposes of the Tax Act), the common shares will continue to be a "qualified investment" (as defined under the Tax Act) for a "registered plan" unless certain conditions are satisfied simultaneously. For this purpose, a registered plan is a trust governed by a registered retirement savings plan, registered retirement income fund, registered disability savings plan, deferred profit sharing plan, tax-free savings account and a registered education savings plan. The relevant conditions are that: (i) the CRA notifies the Company that is has been designated not to be a public corporation in accordance with subparagraph (c)(ii) of the definition of "public corporation" under the Tax Act, and (ii) the Company ceases to meet specified requirements regarding the ownership of its common shares. There can be no assurances given that the common shares of Novelion would continue to satisfy the requirements to remain as a qualified investment for an investment by a registered plan. Shareholders who hold common shares in a registered plan should seek their own tax advice regarding the implications to them if the common shares cease to be classified as a qualified investment.

PROPOSAL NO. 1: APPROVAL OF LIQUIDATION RESOLUTION

AND

PROPOSAL NO. 2: APPROVAL OF LIQUIDATOR RESOLUTION

General

        We are seeking shareholder approval of the Liquidation Resolution and the Liquidator Resolution at the Annual Meeting. The Liquidation Plan was unanimously approved by the Board on September 18, 2019, subject to shareholder approval. The Board recommends that you vote "FOR" the approval of the Liquidation Resolution and "FOR" the approval of the Liquidator Resolution.

        On May 20, 2019, the Company, Aegerion, Amryt and certain other parties entered into a restructuring support agreement, and Aegerion and Amryt entered into a plan funding agreement, which, among other things, set forth the terms and conditions of the Aegerion Recapitalization. To facilitate the Aegerion Recapitalization, Aegerion and its U.S. subsidiary Aegerion Pharmaceuticals Holdings, Inc. filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the "Chapter 11 Proceedings") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Under the chapter 11 plan, which was confirmed by the Bankruptcy Court on September 10, 2019, the Company's existing approximately $36 million intercompany secured loan to Aegerion will be allowed in full as a claim in the Chapter 11 Proceedings. In satisfaction of this claim, the Company will receive a distribution of Amryt equity under the Aegerion Recapitalization, which is projected to represent approximately 8.1% equity ownership of Amryt on a pro forma basis, prior to dilution from other equity interests to be issued following the Aegerion Recapitalization (the "Amryt Equity"). The Aegerion Recapitalization is expected to close on [    •    ], 2019.

        It is anticipated that, following the conclusion of the Aegerion Recapitalization, the Company will retain its existing cash balances and net operating loss ("NOL") carryforwards (subject to applicable tax laws). The value, if any, of such NOL carryforwards is expected to be minimal. Any remaining cash balances of the Company are also expected to be minimal, and will continue to decrease throughout the course of the liquidation and dissolution of the Company as administrative expenses will continue to be incurred and as currently existing obligations and liabilities are satisfied, including the payment of employee severance obligations. Accordingly, the Company will need to monetize at least a portion of the Amryt Equity in order to help fund this process. Therefore, the unsold Amryt Equity will be the only remaining material asset of Novelion and any distributions made to shareholders in connection with the Liquidation will consist almost entirely of the Amryt Equity, any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including the expenses of the Liquidation, or a combination thereof, net of the Company's liabilities.

Background of the Transactions and Discussions Preceding the Proposed Liquidation

        Prior to the Aegerion Recapitalization, Novelion, through Aegerion, had operated a biopharmaceutical business dedicated to developing and commercializing new treatments for individuals living with rare diseases, including the two commercialized drugs in Aegerion's portfolio: (a) lomitapide (marketed in Canada, the United States and other markets as JUXTAPID® and as LOJUXTA® in the EU); and (b) metreleptin (marketed in the United States as MYALEPT® and in the EU as MYALEPTA®).

        As a result of a merger transaction involving, inter alia, Novelion's predecessor, QLT Inc. and Aegerion, Aegerion became a wholly-owned subsidiary of Novelion on November 29, 2016 (the "2016 Merger"). Aegerion had a portfolio of therapies at the time of the 2016 Merger, but also had over $300 million in outstanding debt in the form of convertible notes. To address Aegerion's immediate financial needs, Novelion agreed to advance Aegerion a secured loan of up to $15 million (the "Intercompany Loan") at the time the merger agreement was signed in June 2016, in order to fund Aegerion through to the November 2016 closing of the 2016 Merger. The 2016 Merger was subject to shareholder approval by Novelion's shareholders under the Toronto Stock Exchange and Nasdaq listing requirements because of the significant share issuance that took place in conjunction with the transaction. Approximately 98% of Novelion's shareholders voted in favor of the 2016 Merger.

        In October 2017 and again in February 2018, Novelion extended additional funds under the Intercompany Loan to address Aegerion's ongoing operating needs. However, these advances were insufficient to address Aegerion's continuing financial challenges and, therefore, Aegerion needed additional cash injections, which it sought from other lenders.

        In response to Aegerion's continued financial difficulties, in late 2017 Novelion and Aegerion began to explore options to restructure Aegerion's debt (which, to be feasible, would require negotiating with and seeking support from a majority of the holders of the outstanding convertible notes) and in August 2018, Novelion and Aegerion jointly retained Moelis & Company LLC ("Moelis"), a global investment banking advisory firm who had industry knowledge and knowledge of the companies, to explore strategic options and financing alternatives for the companies.

        In March 2018, Aegerion entered into a $20 million loan and security agreement with Broadfin Capital, LLC ("Broadfin") and Sarissa Capital Management LP ("Sarissa") (the "2018 Term Loan"), which was subordinated in security and priority to the Intercompany Loan. Broadfin and Sarissa were both shareholders of Novelion and whose affiliates were members of the Board at the time.

        Concurrent with the 2018 Term Loan, the agreement governing the Intercompany Loan was amended and restated. At the time of the restatement, the outstanding balance on the Intercompany Loan had grown to approximately $38 million.

        Under the terms of the 2018 Term Loan and the amended and restated Intercompany Loan, Aegerion could not issue any additional senior debt with priority to those loans without the consent of Broadfin, Sarissa and Novelion.

        In August 2018, Aegerion initiated a cost reduction plan that included, among other things, reductions to its U.S. commercial operations, the suspension of key clinical development activities and the elimination of 36% of its workforce.

        Later that month, Aegerion retained AlixPartners, a management consulting firm that specializes in complex financial restructurings, and expanded Moelis' mandate to include the restructuring of Aegerion's debt as well as the provision of investment banking services for Aegerion.

        Moelis thereafter commenced actively identifying potential merger partners, strategic buyers and private equity firms that may have an interest in the business of Novelion and Aegerion. This process included a broad marketing effort through which Moelis reached out to more than 50 potential merger partners, strategic buyers and private equity firms, including Amryt.

        Around the same time, Aegerion also expanded the size of its board of directors (the "Aegerion Board") and brought on two new independent directors. The Aegerion Board had no overlapping directors with our Board. The post-expansion Aegerion Board was comprised of Michael Price, Barbara Chan, Mathew Cantor and Colin Adams.

        The Aegerion Board or its two independent directors, Messrs. Cantor and Adams, who served on a special transaction committee (the "Aegerion Special Transaction Committee"), met and deliberated separately from our Board throughout the fall of 2018 and continuing through 2019. Much of the Aegerion Board's deliberations (including the deliberation of any issues related to Novelion) were conducted by the Aegerion Special Transaction Committee. Novelion did not maintain or exercise any control over the Aegerion Board or the Aegerion Special Transaction Committee.

        At a meeting on September 4, 2018, our Board, after discussion and in light of Novelion's liquidity profile, determined to form its own special committee of independent directors (the "Novelion Special Committee") to explore, negotiate and recommend to our Board (if advisable and applicable) financing alternatives and transactions. Our Board appointed Dr. Bruhn, Dr. Sabba and Mr. Thomas to the Novelion Special Committee.

        Due to the inherent conflict between Aegerion and Novelion's interests as a result of Aegerion's substantial indebtedness to Novelion, at a meeting on September 24, 2018, our Board, based on the recommendation of the Novelion Special Committee, determined it would be prudent to engage an independent financial advisor to protect Novelion's interests and explore alternatives for Novelion as Aegerion explored its own strategic alternatives. On September 25, 2018, after interviewing several qualified parties for this role, Novelion, at the recommendation of the Novelion Special Committee and the direction of our Board engaged Evercore Inc. ("Evercore"), a global independent investment banking and financial advisory firm, in light of Evercore's expertise in the industry in which Novelion was operating and with companies facing similar financial and operational crises.

        From September 2018 through December 2018, our Board and the Novelion Special Committee met in person or by telephone regularly to discuss Novelion's and Aegerion's financial circumstances and Novelion's strategic options. Our Board and the Novelion Special Committee reviewed presentations and materials provided by Novelion's management and Evercore regarding, among other things, market conditions, financial and cash projections, potential strategic alternatives and risks and opportunities associated therewith, and the long-term sustainability of Novelion, particularly given Aegerion's financial condition and the cost and regulatory burden associated with Novelion being a public company, noting that, other than the Intercompany Loan, substantially all of Novelion's assets and liabilities were residing at the Aegerion level. Our Board was also regularly advised on its fiduciary duties by Canadian and U.S. counsel. At the direction of our Board and the Novelion Special Committee, Novelion's management and Evercore continued to explore various strategic alternatives, including financing alternatives, although at such time it was still uncertain which strategic alternatives, if any, Novelion could ultimately pursue, especially given that such a transaction would likely need to include a restructuring of Aegerion's convertible notes, which would require, to be feasible, negotiating with and seeking support from a majority of the holders of the outstanding convertible notes.

        After discussions and negotiations among Novelion, Aegerion and certain of Aegerion's lenders over the course of several weeks, on November 8, 2018, Aegerion and an ad hoc group of holders of over 67% of Aegerion's outstanding convertible notes (the "Bridge Loan Lenders" or the "ad hoc group") entered into a bridge credit agreement (the "Bridge Loan Agreement"), whereby Aegerion borrowed: (a) $50 million (the "New Money Loans"), which was to be used to (i) provide Aegerion with bridge funding to allow it to continue to operate, (ii) repay the 2018 Term Loan in an aggregate principal of approximately $21.2 million and (iii) repay a portion of the principal of the Intercompany Loan in an amount of $3.5 million; and (b) $22.5 million to repurchase and retire an equal amount of the convertible notes held at par by certain funds managed by the Bridge Loan Lenders (the "Roll Up Loans", and, together with the New Money Loans, the "Bridge Loan").

        The Bridge Loan contemplated that the New Money Loans would have priority over the Intercompany Loan, while the Roll Up Loans would be secured but subordinated to the Intercompany Loan.

        The Bridge Loan was intended to provide Aegerion with financing to support its operations while Aegerion continued to explore strategic alternatives. The Bridge Loan was not intended to be a stand-alone solution to Aegerion's financial challenges.

        With the benefit of advice from its financial and legal advisors, our Board, upon the recommendation of the Novelion Special Committee, determined that the New Money Loans being offered under the Bridge Loan offered the best path to preserve the value of the Intercompany Loan by providing Aegerion with funding to pursue strategic alternatives.

        The Novelion Special Committee and our Board believed that if the Bridge Loan could not be secured, it was likely that Aegerion would have to file for what is known as a "free fall bankruptcy" in which it would have to seek bankruptcy protection without any plan to emerge from that process. If that were to occur, the Novelion Special Committee and our Board believed there would almost certainly be significant value erosion with the risk that creditors of Aegerion, including Novelion, would receive little or no recovery.

        Accordingly, Novelion provided consent to the Bridge Loan and agreed to subordinate the Intercompany Loan to the New Money Loans pursuant to a subordination agreement entered into on November 8, 2018 (the "Subordination Agreement").

        On the same day that Novelion entered into the Subordination Agreement, Novelion issued a press release that Aegerion had entered into the Bridge Loan Agreement and that Novelion and Aegerion were working through strategic alternatives. In particular, Novelion disclosed that Aegerion had engaged Moelis and AlixPartners, both of whom advised on the Bridge Loan, to continue the comprehensive review of Aegerion's capital structure, and that Novelion and Aegerion had also engaged Evercore and Moelis, respectively, to explore and advise the companies on all available financial and strategic options, such as a restructuring of Aegerion's outstanding convertible notes (including a restructuring that would likely involve a debt for equity swap), a possible sale or merger of Novelion or Aegerion, or the sale or other disposition of certain businesses or assets, including territorial licensing deals.

        At this time, Aegerion was facing imminent debt maturities. Aegerion's upcoming obligations totaled approximately $412.6 million:

          (a)   the Bridge Loan, in the total amount of approximately $73.5 million, was at that time due on February 15, 2019. In early February 2019, this date was extended to June 30, 2019;

          (b)   the Intercompany Loan, in the total amount of approximately $36.6 million, was due July 1, 2019; and

          (c)   the convertible notes issued by Aegerion on August 15, 2014 prior to the 2016 Merger, in the amount of approximately $302.5 million, were due August 15, 2019.

        Aegerion did not have the ability to repay these obligations, nor did it have the ability to fund its ongoing operations. Consequently, Aegerion and Novelion continued to work with Moelis to pursue strategic alternatives and actively marketed the business for investment or sale as a means of addressing its financial concerns.

        On November 20, 2018, Novelion, at the direction of our Board, issued a press release announcing that a strategic transaction may require Novelion and/or Aegerion to seek protection under U.S. or Canadian bankruptcy laws, in particular reiterating that Aegerion had engaged Moelis and AlixPartners, both of whom advised on the recently announced Bridge Loan, to continue the comprehensive review of Aegerion's capital structure, and that Novelion and Aegerion had also engaged Evercore and Moelis, respectively, to explore and advise the companies on all available financial and strategic options, such as a restructuring of Aegerion's outstanding convertible notes (including a restructuring that would likely involve a debt for equity swap), a possible sale or merger of Novelion or Aegerion, or the sale or other disposition of certain businesses or assets, including territorial licensing deals. Such disclosure cautioned investors that "effecting such a refinancing, restructuring, or other wholesale recapitalization or other strategic alternative (and some of these alternatives could potentially lead Novelion and/or Aegerion to seek certain protections afforded under law, including the bankruptcy laws of the United States and Canada) will be critical for us to continue to execute on our commercial strategy and pursue our goals and objectives, and we may not be successful in doing so."

        At a meeting held on December 17, 2018, our Board discussed, with its financial and legal advisors, that of the more than 50 parties contacted in connection with Novelion's and Aegerion's review of strategic alternatives, only Amryt and one other strategic party ("Party A") had emerged as a potential viable acquiror or merger partner, though Party A had only recently expressed an interest and had not yet submitted a proposal. Our Board also discussed Aegerion's potential restructuring alternatives and the potential impact to Novelion, including a sale of Novelion and/or Aegerion, pursuit of a standalone plan, and a free-fall bankruptcy event, and the status of ongoing discussions with the ad hoc group. Our Board authorized management and its advisors to continue to engage in discussions with Amryt and Party A regarding a business combination.

        Over the next several weeks, Novelion, Aegerion, Amryt, Party A and the ad hoc group continued discussions and negotiations and our Board continued to hold meetings to discuss Novelion's and Aegerion's review of strategic alternatives and the liquidity needs of Novelion and Aegerion, including Aegerion's upcoming debt maturities, as well as certain cost-sharing provisions between Novelion and Aegerion to memorialize the allocation of certain operational services and the costs associated therewith as between the two companies. Although during this time Party A submitted a proposal for a merger transaction, such proposal considerably undervalued the Company and, after further negotiations and due diligence, Party A was unable to make a proposal that was amenable to Novelion, Aegerion or the ad hoc group and discussions with Party A ceased.

        On February 17, 2019, the ad hoc group informed Novelion that it was supportive of pursuing a business combination with Amryt in lieu of an alternative involving the standalone plan and submitted two proposals in connection with a business combination involving Amryt, which were reviewed by our Board at a meeting held on February 21, 2019, one for a business combination between Amryt and Aegerion, and the other focused on the treatment of Novelion's claims and pro forma arrangement between the ad hoc group and Novelion. At this meeting, our Board noted that the proposals ascribed no value to Novelion's Nasdaq listing, which was inconsistent with prior discussions among the ad hoc group, Aegerion, Novelion and Amryt. Our Board discussed the importance of securing favorable treatment for the Intercompany Loan and instructed its advisors and management to (x) negotiate with the ad hoc group on the proposal for the treatment of the Intercompany Loan and the proposed equity split of the company that would be surviving the business combination and (y) continue discussions and negotiations with the ad hoc group, Aegerion and Amryt regarding a business combination with Amryt, and on a fair cost-sharing arrangement between Novelion and Aegerion.

        The parties continued discussions and negotiations and in early March 2019, Aegerion, Amryt and the ad hoc group held an in-person meeting and thereafter informed Novelion that the ad hoc group, Aegerion and Amryt were going to pursue a business combination that did not involve Novelion, whereby a transaction would be effected through a chapter 11 plan of reorganization by Aegerion, which transaction would include the business combination of Amryt and Aegerion without the need for a Novelion shareholder vote. At a meeting held on March 8, 2019, our Board discussed this new proposal and the importance of negotiating the best terms available for the treatment of the Intercompany Loan and finalizing negotiations of cost-sharing arrangements between Novelion and Aegerion.

        From March 2019 through May 2019, the ad hoc group, Aegerion and Amryt negotiated the business combination and Novelion negotiated with the ad hoc group, Aegerion and Amryt as to the treatment of the Intercompany Loan and the equity split of the post-transaction Amryt, and to reach the final structure of the proposed restructuring plan that would be implemented through a chapter 11 bankruptcy process, referred to herein as the Aegerion Recapitalization.

        Our Board remained actively engaged throughout this period. Between January and May 2019, our Board and its legal and financial advisors met 14 times, in person or by telephone, to review and critically examine Aegerion's financial circumstances and the options available to Novelion, including the Aegerion Recapitalization and Novelion's advisors negotiated the most favorable terms available for the Intercompany Loan, including the post-closing Amryt equity split, and for the cost-sharing arrangement between Novelion and Aegerion.

        On May 20, 2019, our Board held a meeting to consider the terms of the Aegerion Recapitalization and determined to support the Aegerion Recapitalization and enter into the restructuring support agreement in connection therewith. Our Board determined to support the Aegerion Recapitalization because it would address Novelion's financial interests in the following ways:

          (a)   Novelion's shareholding interest in Aegerion would be terminated and Novelion would no longer have any claims in respect of that interest. The fact that Novelion's equity would receive no value for its shares in Aegerion is consistent with the fact that Aegerion was insolvent;

          (b)   the Intercompany Loan would be recognized in full as secured debt owed by Aegerion and would be converted into equity with Novelion receiving approximately 8.1% equity ownership of Amryt after giving effect to the dilutive impact of the new $60 million equity raise anticipated in connection with the Aegerion Recapitalization, i.e. Novelion would receive shares in Amryt worth approximately $30.2 million, representing a recovery of approximately 84% of the $36.1 million outstanding under the Intercompany Loan; and

          (c)   Novelion would receive a total of approximately $5 million for unsecured claims resulting from the Shared Services Agreements for past and future services provided by Novelion to Aegerion, with $3 million paid in May 2019 and approximately $2 million to be paid during the course of the Chapter 11 Proceedings.

        In determining to support the Aegerion Recapitalization and enter into the corresponding restructuring support agreement, our Board also noted that the Aegerion Recapitalization would provide four key benefits to Novelion:

          (a)   it would provide for an 84% recovery on the Intercompany Loan and remove the risk that the Bankruptcy Court would "recharacterize" the Intercompany Loan as equity over the objection of Novelion;

          (b)   it would remove the risk that the Bankruptcy Court would subordinate the Intercompany Loan on equitable grounds;

          (c)   it would remove the risk that the Bankruptcy Court would approve an alternative restructuring plan with less favorable treatment to Novelion over Novelion's objections; and

          (d)   it would provide for a substantial and immediate cash recovery for certain unsecured claims.

        Our Board also noted that Aegerion's agreement with Amryt included a "go shop" provision that allowed Aegerion, with the assistance of its financial advisor Moelis, to shop for a more favorable deal prior to the closing of the Aegerion Recapitalization, which could benefit Novelion if another viable suitor were to emerge who was interested in a business combination involving Novelion or otherwise assigned value to Novelion beyond the Intercompany Loan, noting, though, that it appeared unlikely that any prospective buyer of Novelion would be identified given the broad and public process Novelion had undertaken without identifying any interested buyer or merger partner for Novelion previously. At this meeting, our Board also discussed that following the closing of the Aegerion Recapitalization, at which point Novelion would be an Amryt shareholder, the combined Aegerion/Amryt businesses will have a larger suite of drug products, a substantially reduced debt load, fresh liquidity to operate and no imminent debt repayments.

        On May 20, 2019, the parties entered into the Aegerion Recapitalization. In its press release on May 21, 2019 announcing the Aegerion Recapitalization, Novelion stated that in furtherance of its duty to maximize value for its shareholders, our Board, together with its management team and legal and financial advisors, would be evaluating post-closing plans with respect to Novelion, including a potential wind-up of Novelion and a distribution of assets to shareholders.

        Between May 2019 and September 2019, our Board met several times, including with its legal and financial advisors, to discuss the potential strategic alternatives available to Novelion after the consummation of the Aegerion Recapitalization and of the costs and benefits of continuing its operations, including the substantial accounting, legal and other expenses associated with being a small publicly-traded company with limited assets and no source of revenue, and of additional factors more fully described in "— Reasons for the Proposed Dissolution and Liquidation." During this period, Evercore, at the direction of our Board explored the possibility of a reverse merger or similar transaction involving Novelion or its assets; however, no merger partner or other buyers were identified. At a meeting held on September 18, 2019, our Board determined that the Liquidation is advisable and in the best interests of Novelion and its shareholders. In furtherance of these efforts, our Board is presenting the Liquidation Plan for approval by Novelion's shareholders.

Reasons for the Proposed Dissolution and Liquidation

        As part of Novelion's review of strategic alternatives and evaluation process, and in connection with and leading up to the Aegerion Recapitalization, our Board considered the risks and viability of each alternative potentially available to Novelion, as well as management's financial and cash projections, and consulted with management and Novelion's legal and financial advisors. In arriving at its determination that the Liquidation Plan is advisable and in Novelion's best interests and the best interests of Novelion's shareholders, and is the preferred and only viable strategic option for Novelion after the consummation of the Aegerion Recapitalization, our Board considered the foregoing, as well as the following factors:

  •
  the fact that, in connection with and leading up to the Aegerion Recapitalization, Novelion conducted a broad and public review of strategic alternatives involving Novelion as a whole, including a merger, asset sale, comprehensive restructuring or other business combination transaction, and despite outreach by Novelion's financial advisors to more than 50 parties, no viable potential buyer or partner emerged or was identified that was interested in such a transaction involving Novelion as a whole;

  •
  the fact that the go-shop provided for as part of the Aegerion Recapitalization did not yield any alternative proposals;

  •
  the unlikelihood that shareholders would have realized more value per share upon a sale or other transaction involving Novelion than they will receive in connection with the Liquidation Plan;

  •
  the fact that, after the consummation of the Aegerion Recapitalization, Novelion remains a public company, complete with the substantial accounting, legal and other expenses typical for a public company but with limited assets and resources, and no remaining source of revenue;

  •
  the unlikelihood that the price of Novelion's common stock would increase in the future to a price greater than the current price or the value of the assets distributed in liquidation, given Novelion's limited assets and resources and that it has no source of revenue;

  •
  the terms and conditions of the Liquidation Plan; and

  •
  the fact that the BCBCA requires that the liquidation of a corporation under section 319 of the BCBCA be approved by the affirmative vote of holders of two-thirds of Novelion common shares, represented in person or by proxy at the Annual Meeting, which ensures that, if the Board decides to proceed with the Liquidation, the Board will be taking actions of which a significant majority of Novelion's voting shareholders approve.

        Our Board also considered the following risks in arriving at its conclusion that liquidating, winding up and dissolving Novelion is in Novelion's best interests and the best interests of Novelion's shareholders:

  •
  the uncertainty of the timing, nature and amount of any liquidation distributions to shareholders;

  •
  the risk that Novelion's shareholders may be required to return to creditors, including employees of the Company, some or all of the liquidation distributions; and

  •
  the fact that, if the Liquidation Plan is approved by Novelion's shareholders, Novelion anticipates that shareholders would generally not be permitted to transfer shares of Novelion's common stock after the Effective Date.

        Our Board also considered the other factors described in the section entitled "Risk Factors" in this Proxy Statement and in those risk factors identified in Novelion's filings with the SEC.

        In view of the variety of factors considered in connection with its evaluation of the Liquidation Plan, our Board did not find it practical, and did not quantify or otherwise attempt, to assign relative weight to the specific factors considered in reaching its conclusions. In addition, our Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above. In considering the factors described above, individual members of our Board may have given different weight to different factors.

        Novelion cannot offer any assurance that the value of any liquidation distributions will equal or exceed the price or prices at which shares of the Company's common stock have recently traded at or could trade at in the future. However, our Board believes that it is in Novelion's best interests and the best interests of Novelion's shareholders to distribute to the shareholders of Novelion net assets pursuant to the Liquidation Plan. If Novelion's shareholders do not approve the Liquidation Plan, our Board will explore what, if any, alternatives are available in light of Novelion's limited business activities, limited resources and operations, limited assets and that Novelion has no source of revenue.

        Possible remaining strategic alternatives would include seeking voluntary dissolution with the BC Supreme Court approval at a later time and with diminished assets. At this time, our Board has considered all strategic options and has determined that it is in Novelion's best interests and in the best interests of Novelion's shareholders to dissolve Novelion and distribute any remaining assets or cash to Novelion's shareholders. Our Board, however, retains the right to consider other alternatives and abandon the Liquidation Plan prior to the Effective Date should a more beneficial alternative arise before the Effective Date.

Overview of Liquidation

        The Board proposes the voluntary liquidation, winding up and dissolution of the Company (the "Liquidation") pursuant to section 319(1) of the BCBCA, which Liquidation will become effective and commence at a time to be determined by the Board (the "Effective Date"), in accordance with the Liquidation Plan. The Board intends to set the Effective Date in the statement of intent to liquidate to be filed by the Company under the BCBCA. For a brief summary of the steps required to complete the Liquidation and the anticipated timing of each step, see "— Overview of Steps to Complete the Liquidation and Dissolution" beginning on page 40 of this Proxy Statement.

        A portion of the distributions to be made to registered shareholders of the Company may be by way of a reduction of capital, to the extent the solvency requirements of the BCBCA and the Bankruptcy and Insolvency Act (Canada) are satisfied at the time of distribution. See "Liquidation Distribution(s)" beginning on page 38 of this Proxy Statement. The Liquidation and the Liquidation Plan require shareholder approval by a special resolution of the Company's shareholders. In addition, the Company will need to obtain shareholder approval by an ordinary resolution in order to appoint the Liquidator and authorize the Board to set such Liquidator's remuneration. The Board has determined that the liquidation and dissolution pursuant to the Liquidation Plan, described in this Proxy Statement, is advisable and in the best interests of the Company, its shareholders and its stakeholders, and have approved the Liquidation and the Liquidation Plan, which is to become effective and commence at a time to be determined by the Board, subject to shareholder approval. The Board recommends that shareholders of the Company vote in favor of (i) the Liquidation Resolution, the full text of which is set forth on page 48 of this Proxy Statement and (ii) the Liquidator Resolution, the full text of which is set forth on page 49 of this Proxy Statement. Capitalized terms used below and not otherwise defined have the meaning given to them in the Liquidation Plan.

Liquidation and Dissolution Procedure

        If the Liquidation and the Liquidation Plan are approved at the Annual Meeting, the Company will, as soon as practicable, sign the Liquidation Plan and will file a statement of intent to liquidate with the British Columbia Registrar of Companies. The Liquidation Plan provides that it will become effective as of the Effective Date (which is a date to be determined by a resolution of the Board, in its discretion, which date shall be the date established as the date for commencement of the liquidation and winding up in the statement of intent to liquidate that is filed by the Company pursuant to and in accordance with the BCBCA.

        The full text of the Liquidation Plan is attached hereto as "Schedule A — Plan of Liquidation and Distribution" and shareholders are urged to read the Liquidation Plan in its entirety. The description of the Liquidation Plan below is a summary and is qualified in its entirety by the more detailed information contained in Schedule A. The entering into of the Liquidation Plan will have a number of consequences effective as of the Effective Date, including but not limited to the following:

  i.
  Alvarez & Marsal Canada Inc. (the "Liquidator") will be appointed the liquidator of the estate and effects of the Company for the purpose of the Liquidation of the Company's business and affairs and distributing its Assets, after satisfying all Proven Claims, all in accordance with the Liquidation Plan and any order of the BC Supreme Court. Alvarez & Marsal Canada Inc. is a person qualified to act as a receiver and a receiver manager under Section 64 of the Personal Property Security Act (British Columbia);

  ii.
  all of the powers of the Board will cease and the Board will be deemed to have resigned; and

  iii.
  the Company will cease to carry on its undertaking, except insofar as contemplated under the Liquidation Plan and as may be required or beneficial for the Liquidation in the discretion of the Liquidator.

        The Liquidation Plan may be amended in accordance with its terms, which provide:

  i.
  The Liquidator may amend, modify and/or supplement the Liquidation Plan without the approval of the shareholders, (i) in order to correct any clerical or typographical error, (ii) as required to maintain the validity or effectiveness of the Liquidation Plan as a result of any change in any legal requirement, or (iii) in order to make any change that in the opinion of the Liquidator is administrative in nature and does not materially change the terms of the Liquidation Plan.

  ii.
  The Liquidator also reserves the right to amend, modify and/or supplement the Liquidation Plan, provided that any such amendment, modification or supplement shall not be effective until approved by either: (i) a special resolution of the shareholders at a meeting of shareholders called for the purposes of approving such amendment, modification or supplement; or (ii) order of the BC Supreme Court.

        Following the Effective Date, the Liquidator will oversee the Liquidation. The Liquidator's powers and authorities are derived from the BCBCA, the Liquidation Plan and the terms of any BC Supreme Court orders pertaining to the Liquidation. See "Schedule A — Plan of Liquidation and Distribution".

        If the Liquidation Plan and the appointment of the Liquidator are approved at the Annual Meeting, the steps set forth below will be completed following the Effective Date at such times as the Liquidator or the BC Supreme Court, as applicable, deems necessary, appropriate or advisable, all in accordance with the Liquidation Plan and the BCBCA:

  •
  the filing of any statement of intent to liquidate and the publishing of a notice to creditors as required under Sections 321 and 331 of the BCBCA, respectively;

  •
  the application to the BC Supreme Court under section 325(1) of the BCBCA for such other directions and orders as may be deemed necessary in connection with the liquidation of the Company, including without limitation an order establishing the Claims Process described herein;

  •
  the sale of any of the Company's non-cash property and assets, (See "— Distribution of Assets — Liquidation Distribution(s)");

  •
  the establishment of the Claims Process to be approved by the BC Supreme Court for the identification, resolution and barring of claims by creditors, including employees of the Company, against the Company ("Liquidation Claims"), including the provision of written notice of the commencement of the Liquidation to all known creditors and claimants of the Company;

  •
  the delisting of the common shares of the Company from Nasdaq, as described under the heading "Trading of Common Shares", unless sooner delisted in connection with the hearing scheduled with the Nasdaq Hearing Panel on October 3, 2019;

  •
  the application to cease being a reporting issuer in Canada, as described under the heading "— Status as a Reporting Issuer";

  •
  request relief from the SEC or otherwise initiate steps to exit from the reporting requirements under the Exchange Act;

  •
  the payment of or the making of reasonable provision for the payment of all Proven Claims and obligations known to the Company, and the making of reserves as will be reasonably sufficient to provide compensation for any contingent Liquidation Claim, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such contingent Liquidation Claims against, and obligations of, the Company;

  •
  the application to CRA and other applicable governmental authorities for tax and other clearance certificates;

  •
  in accordance with the BCBCA and any order of the BC Supreme Court, the pro rata distribution to registered shareholders of the remaining assets of the Company after taking into account the payment or provision for payment of Proven Claims and contingent Liquidation Claims against and obligations of the Company; and

  •
  the winding up and dissolution of the Company.

See "— Overview of Steps to Complete the Liquidation and Dissolution" for a brief summary of the steps required to complete the Liquidation and the anticipated timing of each step.

Trading of Common Shares

        On August 21, 2019, the Company received a letter (the "Nasdaq Letter") from the Listing Qualifications Staff ("Staff") of The Nasdaq Stock Market LLC ("Nasdaq"), notifying the Company that Nasdaq has determined to delist the Company's common stock from Nasdaq pursuant to the Staff's discretionary authority under Listing Rule 5101. The Nasdaq Letter stated that the Staff's determination was based on its belief that the Company has no current operating business and has not publicly disclosed its future business operations following the completion of the Aegerion Recapitalization.

        The Nasdaq Letter also stated that the Company's delay in filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 serves as an additional basis for delisting the Company's securities from Nasdaq. Nasdaq Listing Rule 5250(c)(1) requires companies to timely file all required periodic financial reports with the SEC. Previously, and as required, on August 12, 2019, the Company filed a Form 12b-25 with the SEC which reported that it would not be in a position to timely file the Form 10-Q because of the significant work required to effect the deconsolidation and the other demands associated with the Chapter 11 Proceedings.

        The Nasdaq Letter further stated that the Company may appeal the Staff's determination to a Hearings Panel (the "Panel"), pursuant to the procedures set forth in the Nasdaq Listing Rules and that if the Company requested a hearing, it may also request an extended stay of the suspension of the trading of the Company's common stock, pending the hearing.

        The Company submitted an appeal of the Staff's decision prior to the deadline to appeal on August 28, 2019 pursuant to the procedures set forth in the Nasdaq Listing Rules, and to request an extended stay of the suspension of the trading of the Company's common stock in connection therewith. The Panel granted a stay of the delisting of the Company's common stock from The Nasdaq Stock Market in response to the Company's request for a hearing and scheduled a hearing for October 3, 2019. Further, on September 9, 2019, the Panel granted the Company's request to extend the 15-calendar day stay of the suspension from Nasdaq, pending the hearing scheduled for October 3, 2019 and a final determination regarding the Company's listing status.

        Although Novelion is appealing to the Panel to permit the shares of Novelion to continue to trade on Nasdaq at least through the date of the Annual Meeting, or through a subsequent date following the Annual Meeting, Novelion can make no assurance as to when the Novelion shares will be delisted from Nasdaq (or what trading halts may be imposed). Following any such delisting, the common shares of Novelion will no longer be listed for trading on Nasdaq or on any stock exchange and may only trade in the U.S. on the over-the-counter market, which is a less liquid market, if at all.

        Regardless of the foregoing, we anticipate that any and all trading of our common shares on Nasdaq or the over-the-counter market, as the case may be, will be suspended as of the Effective Date or as soon thereafter as is reasonably practicable, and that we will close our stock transfer books and discontinue recording transfers at that time. Accordingly, it is expected that trading in our shares of common stock will cease after the Effective Date. The Liquidation Plan provides that any liquidation distributions made to shareholders of Novelion will be made only to those shareholders who are registered shareholders as of the Effective Date, though liquidation distributions may take place long after the Effective Date has passed.

Claims Process

        A BC Supreme Court approved Claims Process will be established following the successful application to the BC Supreme Court under section 325(1) of the BCBCA for the identification, resolution and barring of Liquidation Claims (the "Claims Process"). The Company anticipates seeking BC Supreme Court approval of a Claims Process as soon as reasonably practicable after the Effective Date. The Claims Process will include the provision of written notice of the commencement of the Liquidation to all known creditors of the Company, including its employees, and its present or former officers and directors. Such notice will be published in major newspapers in Canada and the U.S. and will be sent by the Liquidator to known and potential creditors based on the Company's books and records, informing them of the Liquidation and stating that any Liquidation Claims must be filed with the Liquidator so that they are received by the deadline stated within the letter, which the Company anticipates will be 120 days after the initial BC Supreme Court approval of the Claims Process is obtained, which is consistent with the time periods required pursuant to section 331 of the BCBCA. Shareholders of the Company are hereby notified of the Claims Process and should review the Company's future press releases (filed on www.sedar.com and on www.sec.gov/edgar/) and/or the Liquidator's website for further details at: www.alvarezandmarsal.com/novelion.

        The Claims Process will request expedited hearings of any disputed Liquidation Claims by the BC Supreme Court, but there are no assurances as to the number of Liquidation Claims that may be filed, the monetary amount of such Liquidation Claims and the amount of time such Liquidation Claims will require for resolution.

        The Claims Process described above is intended to fully and finally determine all claims against the Company. A court order will be sought that any claims not submitted pursuant to the Claims Process will be fully and finally barred (the "Claims Bar Order") with the intention that no claims should be pursued following the Liquidation of the Company. However, there is no absolute certainty that the risk of claims arising after the Liquidation of the Company will be eliminated completely. See "— Distribution of Assets — Potential Liability of Shareholders" below.

Distribution of Assets

Liquidation Distribution(s)

        The following discussion assumes that the Liquidation Plan will be approved by the shareholders of the Company. If the Liquidation Plan is not approved by the shareholders of the Company or otherwise approved by the BC Supreme Court, no Liquidation distributions will be made pursuant to the Liquidation Plan.

        Pursuant to the Liquidation Plan, the Liquidator is authorized and empowered, but not obligated, to cause the Company to sell any of its assets, including the Amryt Equity and, after paying or making reasonable provision for the payment of Liquidation Claims against and obligations of the Company as required by law and once it has obtained all required tax clearance certificates, distribute any remaining assets or cash to Shareholders as a reduction of capital and/or as a dividend. Amounts distributed by way of a reduction of capital may, in certain circumstances, be received tax free by the shareholders of the Company. See "— Certain Material Canadian Federal Income Tax Considerations".

        The Company will continue to defend any proceedings commenced against it, and incur claims, liabilities and expenses (such as salaries and benefits, directors' and officers' insurance, payroll and taxes, legal, accounting and consulting fees and miscellaneous office expenses) following approval of the Liquidation Plan and during the period following the Effective Date until the Liquidation of the Company is complete. Satisfaction of these claims, liabilities and expenses will reduce the amount of assets available for ultimate distribution to the registered shareholders of the Company.

        In order to reduce its expenses, and in connection with the Aegerion Recapitalization, the Company will decrease the number of full-time employees to three and its administrative (i.e., IT support, office space, expense reporting, payroll) expenses will decrease substantially. In addition, Amryt has agreed to reimburse us for certain compensation and benefits that we will be paying to two of the three remaining employees starting at the closing of the Aegerion Recapitalization until the earlier of each employee's last date of employment with the Company and December 31, 2019, in exchange for such employee's providing executive and transitional services to Amryt during such period. Under this agreement, Amryt will also provide us with accounting and SEC reporting support, if requested, for an agreed monthly fee, and administrative support at no cost. We further expect that as of the Effective Date or soon thereafter, the Company will not have any full-time employees. Additionally, as set forth under "Proposal No. 3: Election of Directors", in connection with the Annual Meeting, the Board will be streamlined to consist of three directors, two of whom will be independent, reducing the amount of director compensation the Company will be responsible for. Upon the Effective Date, the Board will be deemed to have resigned and all powers of the Board will cease. Lastly, following the completion of the Aegerion Recapitalization, the Company will terminate all contracts and relationships with vendors that are not related to the Liquidation and/or continued compliance with applicable law throughout the implementation of the Liquidation. Thus, other than executive and employee salaries and severance, and related costs, the Company expects that, after the Aegerion Recapitalization, its primary ongoing expenses will consist of legal expenses, auditor expenses and other administrative costs.

        Given that the Company currently expects that the liquidation distributions will consist almost entirely of the Amryt Equity (which is publicly traded), any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including the expenses of the Liquidation, or a combination thereof, net of the Company's liabilities, the Company cannot predict with certainty the value of any liquidation distributions to its shareholders. Accordingly, you will not know the amount of any liquidation distributions you may receive as a result of the Liquidation Plan when you vote on the Liquidation Resolution. Many of the factors influencing the value of the liquidation distributions cannot currently be quantified with certainty and are subject to change, including the amount of cash the Company will need to fund the liquidation, the amount of Amryt Equity that will need to be sold by the Company in connection with such funding and the proceeds received therefrom, and the value of the Amryt Equity, which is dependent upon the business operations and financial success of Amryt and is subject to market fluctuations and volatility among other risks over which we have no control, the Company's inability to predict the amount of its remaining liabilities or the amount that the Company will incur during the course of the Liquidation, the net value, if any, of its remaining non-cash assets and the fact that, if the Liquidation and Liquidation Plan are approved, the Liquidator will have the power and authority to approve the number, amount and timing of distributions, which will consist almost entirely of Amryt Equity, any remaining proceeds from the sale of a portion of the Amryt Equity by the Company in order to fund the Company's expenses, including the expenses of the Liquidation, or a combination thereof, net of the Company's liabilities. In addition, the timing and amount of any distributions may be impacted by (i) the Company's and/or the Liquidator's discussions with the CRA (as defined herein) and other applicable taxation authorities in finalizing the Company's and its subsidiaries final tax returns and the amounts of their corresponding tax liabilities and (ii) the number and complexity of claims resulting from the Claims Process and whether any disputed claims can be reserved for or processed in an expedited manner. There is no guarantee of the value of any distribution.

        Based upon the foregoing, Liquidation distribution(s), if made, may be comprised of cash or may be distributions of assets, such as the Amryt Equity, in kind, payable as a return of capital. Following the completion of the Claims Process, the Company expects to issue a press release as to the estimated amount, character and timing of any Liquidation distributions. The Liquidator's website (www.alvarezandmarsal.com/novelion) will also include periodic updates in respect of estimated amount, character and timing of any Liquidation distributions

 Uncertainty of Liquidation Distribution Amounts

        The Company may be subject to contingent claims including lawsuits. If such contingent claims are determined to be valid, the Company could be required to pay significant amounts to these contingent claimants and, even if it is successful in defending such claims, the Company could incur significant legal costs to do so, either of which could result in a significant reduction in the amount available to be distributed to its shareholders and/or a significant delay in the timing of any such distribution.

        As a result, the amount of cash and/or assets to be distributed to shareholders as Liquidation distributions cannot currently be quantified with certainty and is subject to change. Accordingly, you will not know the amount of any Liquidation distributions you may receive as a result of the Liquidation Plan when you vote on the proposal to approve the Liquidation Plan. You may receive substantially less than your pro rata share of the net assets of the Company, as set out on its most recent balance sheet. In addition, as disclosed in the Company's press release of August 12, 2019, due to the need to deconsolidate the Company's financial statements from those of Aegerion, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 may not be completed and published prior to the date of the Annual Meeting. The Company currently believes that the Liquidator will complete distributions by the fourth quarter of 2020, subject to the resolution of claims. The amount and timing of any distribution has not been determined.

Potential Liability of Shareholders

        Under the BCBCA, despite the Liquidation, each shareholder of the Company to whom any of its property has been distributed is potentially liable, for a period of two years, to any person claiming under section 346 of the BCBCA to the extent of the amount received by that shareholder upon the distribution, and an action to enforce such liability may be brought.

        Section 346 of the BCBCA provides that, despite the dissolution of a company under the BCBCA:

  •
  a civil, criminal, quasi-criminal, administrative or regulatory action or proceeding (each, a "legal proceeding") that was commenced by or against a company before its dissolution may be continued as if the company had not been dissolved; and

  •
  a legal proceeding may be brought against a company within two years after its dissolution, as if the company had not been dissolved.

A shareholder will not be liable under Section 346 of the BCBCA unless (a) in the case of a legal proceeding that is ongoing, such shareholder is added as a party to the legal proceeding within two years after the date on which the Company is dissolved, or (b) if a judgement is obtained in a legal proceeding described above, the judgment creditor brings a legal proceeding against such shareholder within two years after the date on which the Company is dissolved.

        Under Section 101 of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3, as amended, if a distribution is made to shareholders of the Company (i) at a time when the Company is insolvent; or (ii) that renders the Company insolvent, a court may, in certain circumstances, give judgment against a shareholder who received such distribution in the amount of the distribution received and interest thereon.

        The Claims Process described under the heading "— Claims Process", including the Claims Bar Order, is intended to mitigate the risk that any claims may arise following the Liquidation of the Company, but there is no absolute certainty that this risk will be eliminated completely.

Overview of Steps to Complete the Liquidation and Dissolution

        Assuming that the Liquidation is approved by the shareholders of the Company at the Annual Meeting and the Aegerion Recapitalization is completed on or about [    •    ], 2019, the following is a chronological list of the principal steps required to complete the Liquidation and the expected timing. There can be no assurance that the steps listed below and discussed in greater detail elsewhere in this Proxy Statement will occur within the timeframes noted below.

Step	Expected Timing
Effective Date for Liquidation	As soon as reasonably practicable after the Annual Meeting (and, in any event, within 90 days of the closing of the Aegerion Recapitalization).
Application to the BC Supreme Court for an order approving the Claims Process and for such other orders and directions as may be deemed necessary.	As soon as reasonably practicable following approval of the Liquidation Resolution and the Liquidator Resolution.
Establishment of the Claims Process	As soon as reasonably practicable once the BC Supreme Court so orders.
Completion of Claims Process
The Claims Bar Date is estimated to be 120 days following the date of the BC Supreme Court order approving the Claims Process, which is consistent with the time periods required pursuant to section 331 of the BCBCA. The completion of the Claims Process will depend on the number and complexity of the Liquidation Claims filed in the Claims Process and any appeals thereof.
Trading of Common Shares on Nasdaq ceases
The delisting of the common shares of the Company from Nasdaq, as described under the heading "— Trading of Common Shares", unless sooner delisted in connection with the hearing scheduled with the Nasdaq Hearing Panel on October 3, 2019
Application to cease being a reporting issuer
Timing to be determined by the BC Supreme Court or the Liquidator, as appropriate; however, the Company anticipates that, subject to the BC Supreme Court's discretion, such application would be made as soon as possible after the commencement of the Liquidation, but there can be no assurances regarding how long the Company may continue to be a reporting issuer.

Step	Expected Timing
If the Liquidation Plan is approved, the Company will seek relief from the SEC or otherwise initiate steps to exit from certain reporting requirements under the Exchange Act. However, such process may be protracted or the SEC may not grant any such relief, or, if relief is granted, the Company may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Liquidation.
Distributions	Expected during the fourth quarter of 2020, subject to resolution of outstanding claims.
Completion of Liquidation (including preparation of final accounts of the Liquidation and notice to shareholders), per Section 341 of the BCBCA	Within 3 months after making the final distribution to Shareholders (the "3 Month Period").
Application to the BC Supreme Court for an order approving the dissolution of the Company, per Section 342 of the BCBCA	Promptly after the expiry of the 3 Month Period.
Application for dissolution to BC Companies Registrar, per Section 343 of the BCBCA	Promptly after receipt of the BC Supreme Court order approving dissolution.
Completion of dissolution	As specified in Section 343 of the BCBCA.

Interests of the Company's Directors and Executive Officers in the Liquidation

        Some of our directors and executive officers may have interests in the Liquidation that are different from, or in addition to, the interests of our shareholders generally, namely, the Company's continuing indemnification obligations to its directors and officers. The Board was aware of these interests and considered them, among other matters, in approving the Liquidation pursuant to the Liquidation Plan and the transactions contemplated thereby. While our executive officers may be entitled to certain single and double trigger change in control payments or benefits in connection with the Aegerion Recapitalization, the Liquidation will not give rise to any incremental compensation, severance or change in control benefits for our directors or officers.

Stock Ownership

        Certain members of the Board and our executive officers own, as of September 13, 2019, an aggregate of 27,419 common shares of the Company. In connection with any liquidation distributions, certain of our directors and our executive officers will be entitled to the same pro rata cash distributions as our shareholders based on their ownership of common shares of the Company. See "Security Ownership of Certain Beneficial Owners and Management" beginning on page 66 of this Proxy Statement for a table setting forth the number of common shares of the Company beneficially owned by each of our directors and executive officers as of September 13, 2019.

Indemnification of Directors and Officers

        The Company will continue, until the completion of the Liquidation, to indemnify and provide for advancement of expenses to its officers, directors, employees, agents and representatives in accordance with the Company's organizational documents, any contractual arrangements and applicable law, for acts or omissions of such persons in connection with the implementation of the Liquidation Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify (or advance expenses to) such persons may also be satisfied out of insurance proceeds.

        The Board or any trustee(s) or agent(s) as may be appointed by the Board under the Liquidation Plan, as applicable, is authorized to obtain and maintain insurance as may be necessary, appropriate or desirable to cover the Company's obligations under the Liquidation Plan, including its existing directors' and officers' liability insurance policy or any replacement policy.

Certain Material Canadian Federal Income Tax Considerations

        The following is a summary of the principal Canadian federal income tax considerations generally applicable under the Tax Act to shareholders of the Liquidation, winding up and dissolution of the Company (the "Dissolution") and the distribution of any amounts in the course of the winding up in accordance with the Liquidation Plan.

        This summary is based on the current provisions of the Tax Act and the regulations thereunder, and an understanding of the current administrative practices of the CRA published in writing and all specific proposals to amend the Tax Act publicly announced on behalf of the Minister of Finance (Canada) prior to the date hereof ("Tax Proposals"). There can be no assurance that the Tax Proposals will be implemented in their current form or at all. This summary does not otherwise take into account or anticipate any changes in income tax law or administrative practice, whether by judicial, governmental or legislative decision or action, nor does it take into account provincial, territorial or foreign tax considerations, which may differ significantly from those discussed herein. This summary is not exhaustive of all Canadian federal income tax considerations.

        This summary is not applicable to a person (i) that is a "financial institution" for purposes of the mark-to-market rules in the Tax Act, (ii) an interest in which is a "tax shelter investment", (iii) that reports its "Canadian tax results" in a currency other than Canadian currency, or (iv) that has entered into or will enter into a "derivative forward agreement" in respect of the common shares of the Company, each as defined in the Tax Act. Such persons should consult their own tax advisors having regard to their particular circumstances. In addition, this summary assumes that any distributions made pursuant to the Liquidation Plan are considered to occur on the Liquidation or discontinuance of the Company's business for the purposes of the Tax Act. This summary does not address the Canadian federal income tax considerations applicable to the holdings by a shareholder of the Amryt Equity, which may be distributed in kind. Shareholders should consult their own tax advisors in this regard.

        This summary is of a general nature only and is not intended to be, nor should it be considered to be, legal or tax advice to any particular shareholder and no representation is made with respect to the income tax consequences to any particular shareholder. Accordingly, shareholders should consult their own tax advisors concerning the application and effect of the income and other taxes of Canada and of any other relevant country, province, territory, state or local tax authority, having regard to their particular circumstances.

Residents of Canada

        The following portion of the summary is applicable to shareholders who, at all relevant times and for the purposes of the Tax Act, are resident or deemed to be resident in Canada, hold their common shares as "capital property" and deal at arm's length with and are not "affiliated" with the Company ("Resident Shareholders").

        Generally, common shares of the Company will be considered to be capital property to a Resident Shareholder provided that the Resident Shareholder does not hold the common shares in the course of carrying on a business or has not acquired them in one or more transactions considered to be an adventure or concern in the nature of trade. Certain Resident Shareholders whose common shares might not otherwise qualify as capital property may, in certain circumstances, make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have the common shares, and every "Canadian security" as defined in the Tax Act owned by such Resident Shareholder in the taxation year of the election and in all subsequent taxation years, deemed to be capital property.

Distributions to Resident Shareholders

        Where a distribution under the Liquidation Plan and in the course of the Dissolution is effected through a reduction of the capital in respect of the common shares of the Company, a Resident Shareholder will be considered to have received a dividend only to the extent (if any) that the aggregate of any amounts received on such distribution exceeds the "paid-up capital" (as defined in the Tax Act) at that time of the Resident

Shareholder's common shares. The Company reasonably expects that its paid-up capital will be greater than the anticipated aggregate amount of the distributions, with the result that no portion of the distributions expected to be paid to the Resident Shareholders on the reduction of capital and in the course of the liquidation, winding up and dissolution of the Company should be classified as a taxable dividend. Provided that this expectation is correct, no deemed taxable dividend should arise as a consequence of any distribution. However, the CRA could take a different view as to the calculation of the paid-up capital of the common shares, which could result in materially different tax consequences to the Resident Shareholders. Any portion of a distribution that is paid by the Company as a dividend would be taxable to a Resident Shareholder, as generally described below under the heading "— Taxation of Dividends".

        Any portion of a distribution received on a reduction of the paid-up capital in respect of the Resident Shareholder's common shares will be deducted from the Resident Shareholder's adjusted cost base of its common shares. To the extent that the amount received on such reduction of paid-up capital exceeds the adjusted cost base to the Resident Shareholder of the common shares, the adjusted cost base of the common shares to the Resident Shareholder will be reduced to nil and the excess of such paid-up capital reduction over the resulting reduction in adjusted cost base will be deemed to be a capital gain of the Resident Shareholder for the year from the disposition of the common shares. The tax consequences to a Resident Shareholder of any such capital gain are generally as described below under the heading "— Taxation of Capital Gains and Losses" beginning on page 44 of this Proxy Statement.

Cancellation of the Common Shares

        For purposes of the Tax Act a Resident Shareholder will generally be considered to have disposed of the common shares when all of the legal requirements for dissolution have been satisfied and the final distribution of the Company's assets has been made.

        A Resident Shareholder may realize a capital loss on cancellation of the Resident Shareholder's common shares on the final dissolution of the Company equal to the positive amount, if any, of the adjusted cost base of the Resident Shareholder's common shares determined immediately before that time. The tax consequences to a Resident Shareholder of such capital losses are generally as described below under the heading "— Taxation of Capital Gains and Losses" beginning on page 44 of this Proxy Statement.

Taxation of Dividends

        A Resident Shareholder will be required to include in computing income for a taxation year any dividends received or deemed to be received on the common shares.

        Any dividend that is, or is deemed to be, received by a Resident Shareholder who is an individual will be subject to the gross up and dividend tax credit rules normally applicable to taxable dividends received by Canadian resident individuals from a taxable Canadian corporation, including the enhanced gross up and dividend tax credit if the dividend recipient receives notice from the Company designating the dividend as an "eligible dividend".

        Any dividend that is, or is deemed to be, received by a Resident Shareholder that is a corporation will be included in computing the Resident Shareholder's income as a dividend, and will ordinarily be deductible in computing its taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received by a Resident Shareholder that is a corporation to be proceeds of disposition or a capital gain. Shareholders that are corporations should consult their own tax advisors having regard to their own circumstances.

        A Resident Shareholder that is a "private corporation", as defined in the Tax Act, or any other corporation resident in Canada controlled, whether because of a beneficial interest in one or more trusts or otherwise, by or for the benefit of an individual (other than a trust) or a related group of individuals (other than trusts), will generally be liable to pay tax under Part IV of the Tax Act (which may be refundable in certain circumstances) on dividends received or deemed to be received on the Common Shares to the extent such dividends are deductible in computing the Resident Shareholder's taxable income for the taxation year.

Taxation of Capital Gains and Losses

        Generally, on a disposition or deemed disposition of a common share, a Resident Shareholder will realize a capital gain (or capital loss) equal to the amount, if any, by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Shareholder of the common share immediately before the disposition or deemed disposition.

        Generally, a Resident Shareholder will be required to include in computing its income for a taxation year one half of any capital gain (a "taxable capital gain") realized by it in that year. A Resident Shareholder will generally be entitled to deduct one half of the amount of any capital loss (an "allowable capital loss") realized in a taxation year from taxable capital gains realized by the Resident Shareholder in that year, and any excess may be carried back to any of the three preceding taxation years or carried forward to any subsequent taxation year and deducted against net taxable capital gains realized in such years, to the extent and under the circumstances specified in the Tax Act.

        The amount of a capital loss realized on the disposition of a common share by a Resident Shareholder that is a corporation may, to the extent and under the circumstances specified in the Tax Act, be reduced by the amount of dividends on the common shares received or deemed to be received by the Resident Shareholder, to the extent and in the circumstances set out in the Tax Act. Similar rules may apply where common shares are owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Resident Shareholders to whom these rules may be relevant should consult their own tax advisors in this regard.

        A Resident Shareholder that is a "Canadian controlled private company" (as defined in the Tax Act) may be liable to pay an additional refundable tax on its "aggregate investment income" for the year, which is defined to include an amount in respect of taxable capital gains.

Alternative Minimum Tax

        A capital gain realized, or a dividend received (or deemed to be received) by a Resident Shareholder that is an individual, including a trust (other than certain specified trusts), may give rise to a liability for alternative minimum tax as calculated under the detailed rules set out in the Tax Act. Such Resident Shareholders should consult their own tax advisors with respect to the alternative minimum tax rules set out in the Tax Act.

Non-Residents of Canada

        The following portion of the summary is applicable to shareholders of the Company who, at all relevant times and for purposes of the Tax Act, are not resident or deemed to be resident in Canada and do not use or hold, and are not deemed to use or hold, their common shares in connection with carrying on a business in Canada ("Non-Resident Shareholders"). Special rules not discussed in this summary may apply to an insurer carrying on an insurance business in Canada, and any such insurers should consult their own tax advisors.

Distributions

        The consequences to Non-Resident Shareholders of any distribution under the Tax Act will be as described above under the heading "— Residents of Canada — Distributions to Resident Shareholders" beginning on page 42 of this Proxy Statement.

        A distribution under the Liquidation Plan that is effected as a return of capital on the common shares held by a Non-Resident Shareholder will not be subject to Canadian withholding tax, unless the amount received on such distributions exceeds the "paid-up capital" (as defined in the Tax Act) at that time in respect of the Non-Resident Shareholder's common shares. In such case, any such excess amount will be deemed to be a dividend and would be subject to taxation as described below under the heading "— Taxation of Dividends" beginning on page 45 of this Proxy Statement.

        The Company reasonably anticipates that its paid-up capital will be greater than the anticipated aggregate amount of the distributions with the result that no amount of the distributions to be paid to the Non-Resident Shareholders on the reduction of capital and in the course of the liquidation, winding up and dissolution of the Company should be classified as a taxable dividend. However, the CRA could take a different view as to the calculation of the paid-up capital of the common shares, which could result in materially different tax consequences to the Non-Resident Shareholders.

Taxation of Dividends

        Any dividend that is, or is deemed to be, paid or credited by the Company to a Non-Resident Shareholder will be subject to Canadian withholding tax at a rate of 25% or such lower rate as may be provided under the terms of an applicable Canadian income tax treaty. Under the Canada-United States Income Tax Convention the rate of withholding tax on dividends paid or credited to a Non-Resident Shareholder that is fully entitled to the benefits of such treaty is generally reduced to 15% of the gross amount of the dividends.

Taxation of Capital Gains

        A Non-Resident Shareholder will not be subject to tax under the Tax Act in respect of a capital gain realized on the disposition or deemed disposition of the common shares provided the common shares do not constitute "taxable Canadian property" for the purposes of the Tax Act. The common shares of the Company will not generally constitute taxable Canadian property to a Non-Resident Shareholder at the time of disposition or deemed disposition provided that at no time during the 60 month period prior to the disposition more than 50% of the fair market value of such common shares was derived directly or indirectly from real or immovable property situated in Canada or "Canadian resource properties", "timber resources property" (such as defined in the Tax Act), and options in respect of, or interests in or civil law rights in such properties. The Company does not believe that, at any time in the 60 month period ending on the date hereof, more than 50% of the fair market value of the common shares was derived directly or indirectly from real or immovable property situated in Canada, "Canadian resource properties", "timber resources property" and options in respect of, or interests in or civil law rights in such properties.

        The common shares of the Company may also be deemed to constitute taxable Canadian property to a particular Non-Resident Shareholder in certain circumstances under the Tax Act. In the event that the common shares of the Company constitute taxable Canadian property to a particular Non-Resident Shareholder, any resulting capital gain may be exempt from tax under the Tax Act in accordance with any applicable income tax treaty. If the capital gains (or capital losses) are derived from the disposition or deemed disposition of "taxable Canadian property" by a Non-Resident Shareholder, the Non-Resident Shareholder may in certain circumstances be required to file a Canadian tax return reporting the disposition or deemed disposition. A Non-Resident Shareholder who believes that its common shares may constitute taxable Canadian property should consult with its own tax advisor as to the particular Canadian tax implications that may be applicable.

 Certain Material U.S. Federal Income Tax Considerations

        The following is a general summary of certain material U.S. federal income tax considerations applicable to the Liquidation Plan that are applicable to our shareholders that are U.S. holders (as defined below). This discussion is included for general information purposes only and does not constitute, and is not, a tax opinion or tax advice to any particular U.S. holder. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder, judicial decisions, administrative rulings and other legal authorities, all as of the date hereof and all of which are subject to change, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") and no opinion of counsel will be requested concerning the U.S. federal income tax consequences of the Liquidation Plan. The tax consequences set forth in the following discussion are not binding on the IRS or the courts, and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court.

        Each shareholder should consult his, her or its tax advisors to determine the U.S. federal income tax consequences to such shareholder as a result of the Liquidation Plan, and any U.S. federal non-income, state, local or non-U.S. tax consequences relevant to such shareholder as a result of the Liquidation Plan.

        The following discussion does not address all of the U.S. federal income tax consequences that may be relevant to our shareholders, including Company shareholders who, in light of their particular circumstances, may be subject to special rules, including, without limitation, shareholders that are not U.S. holders, mutual funds, retirement plans, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, brokers or dealers in securities, traders who mark to market, shareholders who hold their shares as part of a straddle, hedge or conversion transaction, shareholders whose "functional currency" is not the U.S. dollar and shareholders that hold shares through a partnership or any entity treated as a partnership for U.S. federal income tax purposes. Furthermore, this discussion does not apply to shareholders of options or warrants or shareholders who acquired their shares by exercising options or warrants, nor does it apply to shareholders who received their shares in connection with the performance of services. This discussion assumes that shareholders hold their stock as capital assets within the meaning of Section 1221 of the Code. In addition, the discussion does not address the alternative minimum tax, the Medicare tax or any aspect of U.S. federal non-income, state, local or non-U.S. taxation that may be applicable to a particular shareholder.

        For purposes of this discussion, a U.S. holder is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, any State thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income tax regardless of its source; or

  •
  a trust (i) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

Federal Income Taxation of Liquidation Distributions Received by U.S. Holders

        Subject to the discussion below under "— Passive Foreign Investment Company Considerations," amounts received by U.S. holders pursuant to a distribution in complete liquidation will be treated as full payment in exchange for their shares of common stock. As a result of our Liquidation Plan, a U.S. holder generally will recognize gain or loss equal to the difference between (i) the amount of cash and the fair market value (at the time of distribution) of any other property distributed, less any liabilities assumed by the shareholder or to which the distributed property is subject, if applicable, and (ii) such U.S. holder's tax basis in his, her or its shares of our common stock.

        Amounts received by U.S. holders pursuant to the Liquidation Plan will first be applied against and reduce a U.S. holder's tax basis in his, her or its shares of common stock. Gain will be recognized as a result of a liquidation distribution to the extent that the aggregate value of the distribution and any prior liquidation distributions received by a U.S. holder with respect to a share exceeds his, her or its tax basis for that share. If we make more than one liquidation distribution, each liquidation distribution will be allocated proportionately to each share of common stock owned by a U.S. holder. Any loss will generally be recognized only when the final distribution from us has been received and then only if the aggregate value of all liquidation distributions with respect to a share is less than the U.S. holder's tax basis for that share. Gain or loss recognized by a U.S. holder will be capital gain or loss provided the shares are held as capital assets, and will be long-term capital gain or loss if the common stock has been held for more than one year.

        In the event of a distribution of property, the U.S. holder's tax basis in such property immediately after the distribution will generally be the fair market value of such property at the time of distribution and the holding period in such property will begin on the day following such distribution.

        If a U.S. holder is required to satisfy any liability of ours not fully covered by our reserves, payments by U.S. holders in satisfaction of such liabilities would generally produce a capital loss in the year paid, which, in the hands of individual U.S. holders, could not be carried back to prior years to offset capital gains realized from liquidation distributions in those years.

Passive Foreign Investment Company Considerations

        The treatment of a U.S. holders holding our common stock could be materially different from that described above if we are or were treated as a "passive foreign investment company" within the meaning of Section 1297 of the Code (a "PFIC") for U.S. federal income tax purposes.

        A non-U.S. corporation, such as our Company, will be a PFIC, if, in the case of any particular taxable year, either (i) 75% or more of its gross income for such year consists of certain types of "passive" income or (ii) 50% or more of the average quarterly fair market value of its assets during such year produce or are held for the production of passive income. For this purpose, cash is categorized as a passive asset and the company's unbooked intangibles associated with active business activities may generally be classified as active assets. Passive income generally includes, among other things, dividends, interest, rents, royalties, and gains from the disposition of passive assets. We will be treated as owning a proportionate share of the assets and earning a proportionate share of the income of any other corporation in which we own, directly or indirectly, more than 25% (by value) of the stock.

        Based on the price of our common stock and composition of our assets, we believe that we were a PFIC for our taxable years ending December 31, 2008 through December 31, 2015 and that we were not a PFIC for our taxable years ending December 31, 2016 through December 31, 2018. Additionally, the determination of whether we are a PFIC is made annually and depends on the particular facts and circumstances (such as the valuation of our assets, including goodwill and other intangible assets) and also may be affected by the application of the PFIC rules, which are subject to differing interpretations. Accordingly, there can be no assurances that we will not be a PFIC for the taxable year ending with the liquidation (or if earlier, the taxable year ending December 31, 2019).

        If we have been a PFIC for any taxable year during which a U.S. holder held our common stock, unless the U.S. holder had made a timely qualified electing fund election or mark-to-market election with respect to the shares, the U.S. holder will generally be subject to special tax rules in connection with the Liquidation distribution. In general, under the PFIC rules, in connection with the Liquidation distribution:

  •
  any excess distribution and/or gain will be allocated ratably over the U.S. holder's holding period for the common stock;

  •
  the amount allocated to the current taxable year and any taxable years in the U.S. holder's holding period prior to the first taxable year in which we are a PFIC, each a pre-PFIC year, will be taxable as ordinary income;

  •
  the amount allocated to each prior taxable year, other than a pre-PFIC year, will be subject to tax at the highest tax rate in effect applicable to the U.S. holder for that year; and

  •
  an interest charge generally applicable to underpayments of tax will be imposed on the tax attributable to each prior taxable year, other than a pre-PFIC year.

We cannot provide any assurances regarding our PFIC status for the current or prior taxable years. Regardless of whether you made a qualified electing fund election or mark-to-market election with respect to the shares, we strongly urge you to consult your tax advisor regarding the impact of our PFIC status on your investment in the common stock as well as the application of the PFIC rules to your investment in the common stock.

Backup Withholding

        In order to avoid "backup withholding" of U.S. federal income tax on the Liquidation distribution, each U.S. holder, unless an exception applies, may be required to provide such U.S. holder 's correct taxpayer identification number ("TIN") on IRS Form W-9 (or, if appropriate, another withholding form) and certify under penalties of perjury that such number is correct and that such shareholder is not subject to backup withholding. If a Company shareholder fails to provide the correct TIN or certification, payments received may be subject to backup withholding at the then prevailing rate (currently at 24%). Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may generally be obtained from the IRS, provided that the required information is properly furnished in a timely manner to the IRS.

        The tax consequences of the Liquidation Plan may vary depending upon the particular circumstances of the shareholder. We recommend that each shareholder consult his, her or its tax advisor regarding the U.S. federal income tax consequences of the Liquidation Plan as well as the state, local and foreign tax consequences.

        This Proxy Statement does not address any tax considerations other than certain Canadian federal income tax considerations and certain material U.S. federal income tax considerations. Shareholders who are resident in jurisdictions other than Canada or the U.S. should consult their own tax advisors with respect to the tax implications in such jurisdictions of the Liquidation and any distributions that may be made in connection therewith. All Shareholders should consult their own tax advisors regarding provincial, territorial or other tax considerations of the Liquidation and any distributions that may be made in connection therewith.

 Consequences if the Liquidation Plan is not Approved

        NOVELION DOES NOT HAVE SUFFICIENT RESOURCES, OPERATIONS OR ASSETS TO CONTINUE AS A STAND-ALONE OPERATING COMPANY. IF THE LIQUIDATION RESOLUTION AND THE LIQUIDATOR RESOLUTION ARE NOT APPROVED, THE FUTURE OF NOVELION WILL BE UNCERTAIN, AND ANY REALIZATION OF VALUE FOR YOUR NOVELION SHARES WILL LIKELY BE SIGNIFICANTLY DELAYED OR YOU MAY NOT REALIZE ANY VALUE FOR YOUR NOVELION SHARES. IF THE LIQUIDATION RESOLUTION AND THE LIQUIDATOR RESOLUTION ARE NOT APPROVED, THE COMPANY MAY APPLY TO COURT FOR AN ORDER THAT A LIQUIDATOR BE APPOINTED AND THAT THE COMPANY BE LIQUIDATED, WOUND UP AND DISSOLVED.

 Vote Required and Board of Director's Recommendation

        Approval of the Liquidation Resolution and the Liquidator Resolution would give the Board authority to complete, among other things, the Liquidation Plan as described herein.

Proposal No. 1 Approval of the Liquidation Resolution

        This proposal requires the affirmative vote of two-thirds of the votes cast by, or on behalf of, the shareholders of the Company entitled to vote present in person or by proxy voting at the Annual Meeting. Unless the shareholder directs that the shareholder's common shares are to be voted against the Liquidation Resolution, the persons named in the enclosed Form of Proxy intend to vote FOR the Liquidation Resolution.

        The following special resolution will be submitted for a shareholder vote at the Annual Meeting:

    "BE IT RESOLVED AS A SPECIAL RESOLUTION OF SHAREHOLDERS THAT:

    1.
    The Company is hereby authorized to voluntarily liquidate, wind-up and dissolve pursuant to section 319 of the BCBCA, which Liquidation shall become effective and commence at a time to be determined by the Board of the Company in accordance with the terms of the Liquidation Plan substantially in the form attached to the Proxy Statement of the Company dated [    •    ] as "Schedule A — Plan of Liquidation and Distribution";

    2.
    the Liquidation Plan is hereby approved and any officer or director of the Company is authorized to execute and deliver the Liquidation Plan;

    3.
    the Company is hereby authorized to make one or more distributions following the Effective Date by way of a reduction of capital, in an amount not to exceed the capital, provided that the solvency requirements of the BCBCA and section 101 of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3, as amended, are satisfied at the time of the distribution;

    4.
    notwithstanding the provisions hereof, the Board is authorized to delay or determine not to proceed with the implementation of any of the matters contemplated by the foregoing resolutions and the Proxy Statement, without further approval of the shareholders of the Company, if in the opinion of the Board, it is necessary or desirable to do so, and may, pursuant to the provisions of the BCBCA revoke this special resolution at any time before it is acted upon without further approval of the shareholders of the Company; and

    5.
    any officer or director of the Company be and is hereby authorized, on behalf of and in the name of the Company, to take all necessary steps and proceedings, and to execute and deliver and file any and all declarations, agreements, documents and other instruments and to do all such other acts and things (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of this resolution."

        The Board of Directors unanimously recommends that our shareholders vote "FOR" the Liquidation Resolution.

Proposal No. 2 Approval of the Liquidator Resolution

        This proposal requires the affirmative vote of a majority of the votes cast by, or on behalf of, the shareholders of the Company entitled to vote present in person or by proxy voting at the Annual Meeting. Unless the shareholder directs that the shareholder's common shares are to be voted against the Liquidator Resolution, the persons named in the enclosed Form of Proxy intend to vote FOR the Liquidator Resolution.

        The following ordinary resolution will be submitted for a shareholder vote at the Annual Meeting:

    "BE IT RESOLVED AS AN ORDINARY RESOLUTION OF SHAREHOLDERS THAT:

    1.
    Alvarez & Marsal Canada Inc. is hereby appointed as the liquidator of the Company pursuant to Section 319(2)(a) of the BCBCA (the "Liquidator") to, inter alia, liquidate the Company in accordance with the BCBCA and wind-up and dissolve the Company in accordance with section 341 to 343 of the BCBCA;

    2.
    the Board is hereby authorized to set the remuneration of the Liquidator;

    3.
    notwithstanding the provisions hereof, the Board is authorized to delay or determine not to proceed with the implementation of any of the matters contemplated by the foregoing resolutions and the Proxy Statement, without further approval of the shareholders of the Company, if in the opinion of the Board, it is necessary or desirable to do so, and may, pursuant to the provisions of the BCBCA revoke this ordinary resolution at any time before it is acted upon without further approval of the shareholders of the Company; and

    4.
    any officer or director of the Company be and is hereby authorized, on behalf of and in the name of the Company, to take all necessary steps and proceedings, and to execute and deliver and file any and all declarations, agreements, documents and other instruments and to do all such other acts and things (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of this resolution."

        The Board of Directors unanimously recommends that our shareholders vote "FOR" the Liquidator Resolution.

PROPOSAL NO. 3: ELECTION OF DIRECTORS

        Based on the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated Dr. Suzanne Bruhn, Stephen Sabba and Michael Price, our current Executive Vice President and Chief Financial Officer, to serve as directors of the Company. If you are voting by proxy, the persons named as proxies in the enclosed proxy card will vote to elect as directors the three nominees named below, all of whom are currently directors of the Company, unless you withhold authority to vote for the election of any or all of the directors by delivering a proxy to that effect. Upon the Effective Date of the Liquidation, the Board will be deemed to have resigned and all powers of the Board will cease. The Liquidator will then supervise the liquidation of the business and affairs of Novelion and the distribution of assets to shareholders after the satisfaction of all claims.

Information Regarding Director Nominees

        The persons named below will be presented for election at the Annual Meeting and the persons named in the accompanying form of proxy intend to vote for the election of these nominees. Each director elected at the Annual Meeting will hold office until the next annual general meeting of Novelion or until his or her successor is elected or appointed, unless his or her office is earlier vacated in accordance with the articles of Novelion or with the provisions of the BCBCA.

        The names of the nominees and certain information about them are set forth below:

Name of Nominee and Residence	Age	Position(s) With the Company	Independent	Director Since	Principal Occupation

DR. SUZANNE BRUHN Massachusetts, USA	56	Director	Yes	2017	Director

MICHAEL D. PRICE Florida, USA	62	Executive Vice President and Chief Financial Officer	No	Nominee	Executive Vice President and Chief Financial Officer of the Company

STEPHEN SABBA New York, USA	60	Director	Yes	2012	Partner and Portfolio Manager

        There is no family relationship between any of our directors, director nominees or executive officers. The number of common shares owned by each of the nominees for election as a director is set forth under "Security Ownership of Certain Beneficial Owners and Management" in this Proxy Statement.

Directors

        Suzanne Bruhn, Ph.D., age 56, has served as a director of Novelion since October 2017. Dr. Bruhn currently serves as the President and Chief Executive Officer of Tiaki Therapeutics, Inc., a private biotechnology company. Prior to that she served as the President and Chief Executive Officer of Proclara Biosciences, Inc., a clinical-stage biotechnology company, or Proclara, from April 2017 to September 2018. Prior to joining Proclara, from May 2012 to November 2015, Dr. Bruhn served as President and Chief Executive Officer of Promedior, Inc. She also served as a member of the board of directors of Raptor Pharmaceuticals Corp., a publicly-traded biopharmaceutical company, from 2011 until it was acquired by Horizon Pharma plc in 2016. Previously, Dr. Bruhn served in a number of roles of increasing responsibility at Shire, a biopharmaceutical company, from 1998 until 2012, most recently as Senior Vice President, Strategic Planning and Program Management. Dr. Bruhn currently also serves on the board of directors of Aeglea BioTherapeutics, Inc., a publicly-traded biotechnology company focused on the treatment of rare genetic diseases and cancer, and Pliant Therapeutics, a private biotechnology company. Dr. Bruhn received her B.S. degree in Chemistry from Iowa State University and her Ph.D. in Chemistry from Massachusetts Institute of Technology.

        The Board has concluded that Dr. Bruhn is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives derived from her extensive experience in the biopharmaceutical industry, including her expertise in the development and commercialization of treatments for rare diseases.

        Michael D. Price, age 62, has served as our EVP and Chief Financial Officer since July 16, 2018 and, prior to that, as our Senior Vice President and Chief Financial Officer since December 4, 2017. Prior to joining Novelion in November 2017 as Senior Vice President, Finance, Mr. Price served as Vice President and Chief Financial Officer for Noven Pharmaceuticals from November 2007 to March 2016. Noven was publicly traded until its acquisition by Hisamitsu Pharmaceutical Company in August 2009. Prior to joining Noven in 2007, Mr. Price was Vice President, Chief Financial Officer, Treasurer, and Secretary for Bentley Pharmaceuticals, a publicly-traded pharmaceutical company, from March 1992 until September 2006. Mr. Price began his career with Price Waterhouse (now PricewaterhouseCoopers), where his client base was concentrated in the life sciences/healthcare sector. Mr. Price is a certified public accountant. He holds a B.S. degree in Business Administration (Accounting) from Auburn University and a M.B.A. degree from Florida State University.

        The Board has determined to nominate Mr. Price to our Board, on the recommendation of the Corporate Governance and Nominating Committee, based on his extensive financial experience and deep institutional knowledge of the Company.

        Stephen Sabba, M.D., age 60, has served as a director of Novelion since 2012. Currently, Dr. Sabba is also a Partner and Health Care Portfolio Manager at Knott Partners, LP, an investment fund, and a director of Ligand Pharmaceuticals Inc., a public biotechnology company, positions he has held since 2006 and 2008, respectively. Previously, from 2001 to 2006, he was a Partner and Director of Research with Kilkenny Capital Management, a Chicago-based hedge fund. Dr. Sabba received his medical degree from the New York University School of Medicine, and completed a residency in internal medicine and a fellowship in gastroenterology at the Veterans Administration Medical Center in New York City. He earned a B.S. degree with honors at Cornell University.

        The Board has concluded that Dr. Sabba is well-qualified to serve on the Board and has the requisite qualifications, skills and perspectives based on his capital markets and financial expertise gained from his experience working in the hedge fund and investment fund industries.

Cease Trade Order

        Each of Dr. Bruhn, Mr. Price and Dr. Sabba are subject to the general "failure to file" cease trade order issued on August 20, 2019 by the British Columbia Securities Commission and the Ontario Securities Commission (on behalf of the applicable Canadian securities regulatory authorities) as a result of Novelion being unable to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 by the applicable filing deadline. For more information on the cease trade order, please refer to Novelion's press release dated August 21, 2019.

Majority Voting Policy

        The Board has adopted a Majority Voting Policy which requires that any nominee for director for which there are a greater number of votes "withheld" than votes "for" his or her election will be required to tender his or her resignation as a director of the Company. This policy applies only to uncontested elections, which are elections in which the number of nominees for election as director is equal to the number of positions available on the Board. If a nominee for director is required under the Majority Voting Policy to tender his or her resignation, the Board will refer the resignation to the Corporate Governance and Nominating Committee (except in certain circumstances, in which case the entire Board will review the resignation without reference to the Corporate Governance and Nominating Committee) which will consider the director's resignation and will recommend to the Board whether or not to accept it. The Corporate Governance and Nominating Committee will generally be expected to recommend accepting the resignation, except in situations where extraordinary circumstances would warrant the applicable director to continue to serve on the Board. The Board will act on the Corporate Governance and Nominating Committee's recommendation within 90 days following the certification by the scrutineer of the voting results of the applicable annual meeting and will promptly disclose by press release its decision whether to accept the director's resignation, including the reasons for rejecting the resignation, if applicable. A director who tenders his or her resignation pursuant to the Majority Voting Policy will not participate in any meeting of the Board or the Corporate Governance and Nominating Committee at which the resignation is considered.

 Advance Notice Policy

        The Board has adopted an Advance Notice Policy which was ratified and approved by shareholders at our 2014 annual general meeting. The intention of the Advance Notice Policy is to facilitate an orderly and efficient annual general meeting or, where the need arises, special meeting, to ensure that all shareholders receive adequate notice of director nominations and sufficient information with respect to all nominees, and allow shareholders to register an informed vote having been afforded reasonable time for appropriate deliberation.

        Pursuant to the Advance Notice Policy, any additional director nominations for an annual general meeting must be received by the Company not less than 30 nor more than 65 days prior to the date of the meeting. If no nominations are received by October 6, 2019, being the date which is 30 days prior to the Annual Meeting date, management's nominees for election as directors set forth below shall be the only nominees eligible to stand for election at the Meeting.

Vote Required and Board of Directors' Recommendation

        Under the BCBCA and the Articles of Novelion, directors are elected by a plurality of the common shares voted at the Annual Meeting. This means that the three nominees with the most votes for election would be elected, subject to the requirements of our Majority Voting Policy, as described above.

        The Board unanimously recommends that our shareholders vote "FOR" the election each of the three nominees for director.

 CORPORATE GOVERNANCE

        Investors are cautioned that the historical corporate governance discussion below is not necessarily indicative of the Company's current or near-term corporate governance policies and procedures and website resources related thereto, given the Company's significantly scaled-down operations and related cost-reduction initiatives, which have been and will continue to be implemented, in furtherance of the Company's expected winding up and dissolution.

        It is expected that, in connection with the Company's winding up initiatives, in order to preserve resources and limit administrative costs, the Board selection process, committee roles and membership, and overall corporate governance will be significantly streamlined and the policies and approaches required to be described herein will not be indicative of Novelion's corporate governance on a go-forward basis.

 Overview of Our Corporate Governance Principles

        The Board has adopted corporate governance guidelines to assist and guide its members in the exercise of their responsibilities. We review our corporate governance policies periodically, monitor emerging developments in corporate governance and update our policies and procedures when the Board determines that it would benefit Novelion and its shareholders to do so. These guidelines should be interpreted in accordance with any requirements imposed by applicable federal or state law or regulation, exchange requirements, and our organizational documents.

        Our corporate governance guidelines can be found at http://ir.novelion.com/corporate-governance.cfm. Although these corporate governance guidelines have been approved by the Board, it is expected that these guidelines will evolve over time as customary practice and legal requirements change. In particular, those guidelines that encompass legal, regulatory or exchange requirements as they currently exist will be deemed to be modified as and to the extent that such legal, regulatory or exchange requirements are modified. In addition, the guidelines may also be amended by the Board at any time as it deems appropriate.

        Currently, our Global Code of Conduct (the "Code of Conduct") and committee charters can be found at Novelion's website at www.novelion.com under "Governance." These documents will also be provided without charge to any shareholder who requests them.

Code of Conduct

        Novelion has adopted the Code of Conduct which is applicable to all directors, officers and employees of Novelion and its affiliates. As further described in the charter of the Audit Committee, the Audit Committee is responsible for reviewing, at least on an annual basis and with management and its principal financial and accounting officer, compliance with the Code of Conduct, the adequacy of and any requests for waivers under the Code of Conduct and to make recommendations to the Board with regard to any waiver sought with respect to any executive officer or director. As further described in the charter of the Compliance Committee, the Compliance Committee is responsible for reviewing and assessing the adequacy of the Code of Conduct periodically, but at least annually, and to recommend any proposed changes to the Board for approval.

        If required, we intend to disclose on our website any amendment or waiver of a provision of the Code of Conduct that is required to be disclosed by applicable SEC rules and regulations.

        Novelion complies with the provisions of the BCBCA that deal with conflict of interest situations. Novelion, through directors' and officers' questionnaires and other systems, also gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.

Gender Diversity

        The Board has adopted a policy to reflect its commitment to diversity and inclusion in all levels in the workplace and on the Board (the "Diversity Policy"). While the Diversity Policy does not specifically target the identification and nomination of women directors or nomination of directors of a particular race, ethnicity or culture, it does require the Board and the Corporate Governance and Nominating Committee to consider diversity (including gender, as well as age, geography, members of minority groups and persons with disabilities) as an element in the overall selection criteria of new Board members and executive officer appointments.

        The Company does not support the adoption of quotas as the Board believes that quotas do not necessarily result in the selection of the best candidates and, accordingly, no specific targets have been set for female Board members or female executive officers.

Mandate of the Board and the Chair of the Board

        The Board is responsible for the supervision of the management of the business and affairs of Novelion, the stewardship of Novelion and the enhancement of shareholder value. The Board has adopted a written mandate, which is applicable to all directors, and which has formalized its position on corporate governance (the "Mandate of the Board"). The Board has also developed a written mandate regarding the position of Chair of the Board, which is detailed in the Mandate of the Chair of the Board and described below under the heading "Board Leadership Structure." The Mandate of the Board, which is incorporated by reference into this Proxy Statement and which is available on SEDAR at www.sedar.com, and the Mandate of the Chair of the Board are each available on our website at www.novelion.com. Copies of each will be provided without charge to any shareholder who requests them by writing to "Novelion Investor Relations," c/o Norton Rose Fulbright, 1800 — 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada. The Corporate Governance and Nominating Committee of the Board is charged with reviewing and ensuring that good corporate governance practices and the Mandate of the Board are followed. The Corporate Governance and Nominating Committee is also responsible for reviewing and, if determined appropriate, updating the Mandate of the Board.

Role of the Board in Risk Oversight

        The Board is actively involved in overseeing risk management for Novelion. In accordance with the Mandate of the Board, the Board, as a whole, oversees the development and application of policies regarding corporate governance, and is responsible for adopting the corporate strategies and plans for Novelion's business, identifying the principal risks of Novelion's business and ensuring the implementation of the appropriate systems to manage these risks, overseeing compliance with applicable laws and regulations, overseeing the integrity of Novelion's internal controls, disclosure procedures and management information systems, and maintaining a continuing dialogue with senior management in order to ensure Novelion's ability to respond to changes, both internal and external, which may affect its business operations from time to time. This oversight is also conducted through standing committees of the Board. The Board receives full reports from each committee Chair regarding the committee's consideration and actions. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. These areas of focus include; financial reporting, compliance, compensation and operations, as summarized below.

        The Audit Committee reviews and discusses with management significant financial risks and the actions management has taken to monitor and mitigate potential exposures. The Audit Committee also assesses other areas of enterprise risk exposure, such as the disclosure controls and procedures, internal controls over financial reporting, whistleblower procedures and information technology systems.

        The Corporate Governance and Nominating Committee oversees risk management as it relates to, among other things, the development and assessment of our corporate governance framework and CEO, Board and Chair succession, including board and committee nominations, membership and standards, and potential conflicts of interest.

Board Leadership Structure

        We have been operating under a corporate governance structure where the Chair of the Board and the CEO were separate positions held by different individuals. Due to the demands of each position, we believe separating these roles enhances the ability of each to discharge his duties and fosters more accountability. Our leadership structure will be streamlined as we proceed towards a winding up and dissolution; however, the Board is expected to determine and implement the most appropriate mechanism to fulfill its oversight responsibilities.

Given the changes to the Board, the position of Chair of the Board has not been determined post-Annual Meeting, but it will be one of the independent directors.

Board Attendance

        It is a policy of the Board to encourage directors to attend regular Board meetings, Board committee meetings on which they serve and each annual general meeting of the shareholders. Each of the incumbent directors of the Board attended at least 75% of all meetings of the Board and meetings of committees of the Board upon which they served (during the periods that they served) during 2018. All of the directors who served on the Board as of the time of our 2018 annual general meeting on August 9, 2018 (the "2018 Annual Meeting") attended the meeting, except for Mr. Aryeh whose term expired at the 2018 Annual Meeting.

        The Board held 29 meetings (in person or by teleconference) in 2018. During the period from January 1, 2018 to December 31, 2018, attendance by the directors at meetings of the Board was as follows:

Director	Board Meetings

Jason Aryeh*	9 of 16

Dr. Suzanne Bruhn	29 of 29

Mark Corrigan, M.D.	28 of 29

Mark DiPaolo*	18 of 19

Kevin Kotler*	18 of 19

John Orloff	28 of 29

Dr. Stephen Sabba	29 of 29

Donald K. Stern	28 of 29

John C. Thomas, Jr.	26 of 29

*
Mr. DiPaolo resigned from the Board on September 13, 2018 and Mr. Kotler resigned from the Board on September 24, 2018. Mr. Aryeh's term expired at our 2018 Annual Meeting on August 9, 2018.

Director Nomination Process

        To assist with director nominations, the Board has delegated the director selection and nomination process to the Corporate Governance and Nominating Committee. In evaluating prospective nominees, the Corporate Governance and Nominating Committee looks for the following minimum qualifications: experience at a strategic or policy-making level in a business, government, non-profit or academic organization of high standing; accomplishments in his or her respective field with superior credentials and recognition; high standards of integrity, ethics, commitment and independence of thought and judgment; significant business or professional experience or a demonstrated exceptional understanding of the pharmaceutical industry or other disciplines relevant to the business of the Company; sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve; and, to the extent a nominee serves or has previously served on other boards, a demonstrated history of active contribution to board meetings. In evaluating prospective nominees (which process involves interviews and background checks), the Corporate Governance and Nominating Committee also takes into account shareholder support of prospective nominees in previous director elections of the Company, any direct experience in the pharmaceutical industry or markets in which the Company operates and any experience as a board member of other public companies. All nominees are selected with a view to the best interests of Novelion as a whole.

        To foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Corporate Governance and Nominating Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and Novelion's objectives. In searching for a new director, the Corporate Governance and Nominating Committee identifies particular areas of specialization that it considers beneficial, in addition to the general qualifications, having regard to the skill sets of the other members of the Board. Further, in accordance with the Diversity Policy, while the Company does not support the adoption of quotas, management and the Board will consider diversity as an element of the overall selection criteria of candidates. All nominations proposed by the Corporate Governance and Nominating Committee are subject to the approval of the Board. Potential nominees are interviewed in person before any nomination is recommended to the Board.

        The Board will also consider any director nominees proposed by shareholders. Shareholders may submit nominations to the Board by addressing a communication to the Chair of the Corporate Governance and Nominating Committee and providing sufficient information to the Corporate Governance and Nominating Committee to permit it to conduct an assessment of the qualifications of the proposed nominee, including biographical information about the candidate and his or her professional experience, confirmation of the candidate's willingness to serve as a director, and complete contact information for the candidate and the nominating shareholder. The method by which a shareholder may communicate with the Corporate Governance and Nominating Committee are set out in the Security Holder Communications Policy which can be found on Novelion's website at www.novelion.com. As a matter of policy, the Corporate Governance and Nominating Committee is committed to giving due and fair consideration to proposed nominations submitted by shareholders using the same criteria and processes as other nominations that come before it.

        The Board has also adopted an amended and restated advance notice policy (the "Advance Notice Policy") for the receipt of nominations to the board in advance of annual general or special meetings of shareholders, as applicable. For more details with respect to the Advance Notice Policy, see "Proposal No. 3: Election of Directors — Advance Notice Policy."

Independence of Directors

        To ensure that we maintain good and objective governance, the Board strives to maintain strong independence from management. In determining whether directors are independent, each year the Board considers and discusses the nature and materiality of all direct or indirect relationships between each director, or nominee, and Novelion, including any family or business relationships, for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director's ability to satisfy his or her responsibilities as an independent director. Under the applicable Canadian and U.S. securities laws, a relationship is considered material where that relationship could, in the view of the Board, reasonably interfere with the exercise of the director's independent judgment. A director who also serves as CEO, or, depending on duration of term, interim CEO, of a company would be considered a non-independent director of that company under applicable Canadian and United States securities laws. As a result, and in connection with its 2018 annual review of the nature and materiality of all direct or indirect relationships between each director and Novelion and its subsidiaries, the Board has determined that none of its directors, other than Dr. Orloff (a former Executive Vice President of Novelion), has any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is "independent" within the meaning of our director independence standards and the independence standards of Nasdaq and the SEC rules and regulations, as applicable. In addition, the Board has determined that each director who served as a member on each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee during 2018 was "independent" within the meaning of our director independence standards and the independence standards of Nasdaq and the SEC, as applicable, including Rule 10a-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and National Instrument 52-110 — Audit Committees.

Orientation and Continuing Education Programs

        As and when a new Board nominee is appointed, the Board will ensure that a program of orientation and education is provided for the nominee, including, but not limited to, information on our corporate history, copies of past minutes of meetings of the Board and the Mandate of the Board, and information regarding our business and operations. The Corporate Governance and Nominating Committee is responsible for reviewing the current orientation and education program and recommending and initiating improvements to this program as warranted. As part of the ongoing commitment of the Board to effective governance and director continuing education, our directors are encouraged to periodically attend accredited courses on current trends in corporate governance and other relevant areas.

Assessments

        The Board has an annual formal assessment process with respect to performance of the Board and its committees. The Board as a whole considers the contributions and performance of the Board and each of its committees by conducting a performance review questionnaire. The Board uses this assessment to determine whether additional expertise is required to ensure that the Board is able to discharge its responsibilities and individuals with specific skill sets are identified.

Term and Age Limits

        The Board has not adopted policies imposing any term or retirement age limit in connection with individuals nominated for election as directors because the Board considers the assessments of the contributions of individual directors and its annual review process to be more effective than term limits or other mechanisms of Board renewal, such as setting a mandatory retirement age.

Executive Session of Independent Directors

        The independent members of the Board meet without management and non-independent directors present during sessions following periodic Board meetings (unless the independent directors determine such a session is not required).

Communicating with the Board of Directors

        The Board has approved a Security Holder Communications Policy that can be found on our website at www.novelion.com. Pursuant to this policy, shareholders who wish to address questions regarding our business directly with the Board as a whole, or with any individual director, should direct his or her questions in writing to the attention of the Secretary of Novelion at:

Novelion Therapeutics Inc.
c/o Norton Rose Fulbright
1800 — 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

        Communications will be distributed to the Board, or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communications.

        Shareholders and other interested persons may submit concerns regarding accounting matters by following the instructions for making a report published in the Corporate Governance subsection of the Investors section of our website.

Board of Directors and Board Committees

        The Board has maintained a standing Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee. From time to time, the Board has and may establish special committees to assist the Board with respect to certain matters.

        Set forth below is a chart indicating, by committee, each of the Audit Committee's, Corporate Governance and Nominating Committee's and Compensation Committee's members as of the date of this Proxy Statement and the key functions of the committees. Investors are cautioned that the Board and its committees are expected to change considerably as Novelion undertakes streamlining its operations and corporate governance upon the closing of the Aegerion Restructuring.

Committee	Members	Number of Meetings	Key Functions

Audit	John C. Thomas, Jr.* Mark Corrigan Stephen Sabba The Board has determined that each member of the audit committee is "independent" for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable Nasdaq rules. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has designated Mr. Thomas as an "audit committee financial expert," as defined under the applicable rules of the SEC.	9

•

Appoints, approves the compensation, and assesses the independence of our independent auditors;

•

Pre-approves audit and permissible non-audit services to be provided by our auditors and the terms of these services;

•

Reviews and recommends to the Board the approval of the audited financial statements; reviews and approves the interim financial statements and earnings releases prior to filing;

•

Coordinates the oversight and reviews the adequacy of our internal controls over financial reporting and our disclosure controls and procedures;

•

Oversees our accounting and financial reporting practices;

•

Reviews the management of corporate financial risks and related party transactions in accordance with Novelion's Related Party Transaction Policy;

•

Establishes, oversees and periodically assesses the procedures for the receipt and retention of complaints and concerns regarding accounting, internal accounting controls, or auditing;

•

Reviews, at least annually with management, compliance with our Code of Conduct;

•

Establishes procedures regarding the receipt, retention and consideration of any report of evidence of a material violation of applicable U.S. or Canadian securities laws or a material breach of fiduciary duty by our directors, officers, employees or agents, and initiates and oversees any investigations arising therefrom;

•

Reviews and assesses the adequacy of the Audit Committee Charter annually and recommends to the Board any amendments or modifications that the Audit Committee deems appropriate; and

•

Reviews, discusses, and assesses the Audit Committee's performance as well as its role and responsibilities at least annually, seeking input from senior management, the Board, and others as the Audit Committee deems appropriate.

Committee	Members	Number of Meetings	Key Functions

Corporate Governance and Nominating	Suzanne Bruhn Mark Corrigan Donald Stern The Board has determined that each member of the Corporate Governance and Nominating Committee is "independent" as that term is defined in the applicable SEC and Nasdaq rules.	3

•

Develops and recommends to the Board criteria for identifying, selecting and evaluating nominees for appointment or election as members of the Board and committee members;

•

Identifies, considers and recommends to the Board qualified individuals for nomination for election or to fill Board vacancies;

•

Considers director nominees recommended by shareholders, and oversees the Company's policies and procedures with respect to these nominations;

•

Retains, oversees and terminates search firms used to identify director candidates, legal counsel or other advisers, including approval of their fees and terms of retention;

•

When required, expeditiously considers any resignation tendered by a director pursuant to the Company's Majority Voting Policy in accordance with the provisions of such policy and recommends to the Board whether to accept, delay accepting or reject such resignation;

•

Reviews annually the Corporate Governance and Nominating Committee's Charter and each of the Mandate of the Board and the Mandate of the Chair of the Board, and recommends changes to the Board;

•

Develops, oversees and reviews Board governance principles and the effectiveness of corporate governance for recommendation to the Board;

•

Evaluates the size, composition and structure of the Board and Board committees for recommendation to the Board;

•

Develops and oversees the Board continuing education program and the orientation program;

•

Coordinates and oversees an annual process to assess the effectiveness of the Board and individual members of the Board;

•

Develops succession plans for the Chair of the Board and the CEO; and

•

Reviews compliance with share ownership guidelines by members of the Board and executive officers.

Committee	Members	Number of Meetings	Key Functions

Compensation	Stephen Sabba* Suzanne Bruhn John C. Thomas, Jr. The Board has determined that each member of the Compensation Committee is "independent" as that term is defined in the applicable SEC and Nasdaq rules.	6

•

Reviews and recommends to the Board the corporate goals relevant to the compensation of the CEO, and evaluates and makes recommendations to the Board concerning the performance of the CEO against those goals;

•

Considers any risks associated with proposed CEO compensation arrangements and potential ways to mitigate such risks;

•

Determines the compensation and employment agreement terms for all executive officers of the Company;

•

Reviews and makes recommendations to the Board concerning the director compensation program;

•

Provides oversight of management's decisions regarding the compensation of senior management;

•

Manages, administers, reviews and makes recommendations to the Board with respect to short and long-term incentive-based compensation plans and equity-based plans;

•

Manages and administers all equity-based plans, and reviews and makes recommendations with regard to policies and procedures for the grant of equity-based awards;

•

Reviews, discusses with management and recommends the Compensation Discussion and Analysis for inclusion in the Company's Proxy Statement or Form 10-K;

•

Develops and proposes share ownership guidelines for members of the Board and executive officers;

•

Reviews and assesses the adequacy of the Compensation Committee Charter annually and submits any proposed changes to the Board for approval;

•

Performs an annual performance evaluation of the Compensation Committee and reports to the Board on the results of such evaluation; and

•

Exercises sole authority to retain, terminate and approve any fees and other retention terms of any consulting firm, independent legal counsel or other outside adviser on compensation matters that is to be used by the Company or the Compensation Committee to assist in the evaluation of director, CEO or executive officer compensation.

*
Chair

 Committee Chairs

        The Board has not developed written position descriptions for the Chair of each of the committees of the Board. The Chair of each committee has accepted leadership responsibilities of the committee including setting the agenda for and chairing the meetings, liaising with management as appropriate, as well as for ensuring fulfillment of the mandate set out in the charters of the committees.

COMPENSATION OF DIRECTORS

Director Compensation

        Our non-employee directors receive cash and equity-based compensation for their services on the Board as described below.

Cash Compensation

        The cash compensation component of our non-employee director compensation program includes annual cash Board and committee member or Chair, Executive Committee or Executive Chair retainers. Non-employee directors are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings, in accordance with our policies, and reimbursement for preparation of annual Canadian tax returns. Non-employee director retainers are paid to the Board quarterly in arrears.

        Fees payable to our non-employee directors for our standing committees in 2018 were as follows:

Nature of Board Duty	Fee (US$)
Annual Board Retainer Fee:
• for all directors	$40,000
• additional retainer for Chair of the Board	40,000
Additional Annual Retainer Fee for Chair of the:
• Audit Committee	20,000
• Compensation Committee	15,000
• Corporate Governance and Nominating Committee	10,000
• Compliance Committee	20,000
• Scientific & Innovation Committee	10,000
Additional Annual Retainer Fee for Non-Chair Member of the:
• Audit Committee	10,000
• Compensation Committee	7,500
• Corporate Governance and Nominating Committee	5,000
• Compliance Committee	10,000
• Scientific & Innovation Committee	5,000
Additional fee to perform Board or committee business (other than attendance at a Board or committee meeting) at the specific request of the Board or relevant committee:
• if no out-of-town travel is required	1,500
• if out-of-town travel is required	3,000
Fee to Novelion Board member for attending operating subsidiary Board meeting as a member of the Board of the operating subsidiary (whether in person or by telephone)	1,500

        In addition, non-employee directors are generally entitled to receive annual cash retainers and other fees for service on any ad hoc committees that the Board may establish from time to time commensurate with the level of efforts expected to be undertaken by such committee (which may also include an increased retainer fee for the chair of any such committee).

Equity-Based Compensation

        In addition to cash compensation, our non-employee directors also receive equity-based compensation to ensure that their interests are aligned with those of our shareholders.

        Non-employee directors are eligible to receive grants of stock options and restricted stock units under our 2017 Equity Incentive Plan (the "Equity Incentive Plan"). We also maintain a non-qualified deferred compensation arrangement for our non-employee directors, in the form of deferred stock units ("DSUs"), which are converted to cash only when a director ceases to be a member of the Board; DSUs have not been granted since our merger with Aegerion in November 2016.

        In August 2018, following our annual meeting of shareholders and upon the recommendation of the Compensation Committee, the Board approved a grant of an option to purchase 10,000 of our common shares to each non-employee director and a grant of an option to purchase 50,000 of our common shares to our Executive Chair. The stock options were granted with an exercise price per share equal to the closing price of our common shares on the grant date, and vest in 12 equal monthly installments commencing on the monthly anniversary of the grant date, subject to continued service on the Board through each applicable vesting date.

        The following table provides information regarding the compensation earned by our non-employee directors in 2018:

Name(1)	Fees Earned or Paid in Cash ($) USD(2)		Option Awards ($)(3)		Total
Suzanne Bruhn	$53,664		$15,187	(4)	$68,851
Mark Corrigan	241,010	(5)(6)	75,935	(4)	316,945
John Orloff	50,000		15,187	(4)	65,187
Stephen Sabba	65,000		15,187	(4)	80,187
Donald K. Stern	62,842		15,187	(4)	78,029
John C. Thomas, Jr.	67,500		15,187	(4)	82,687
Jason Aryeh	163,428	(5)(7)	10,565	(8)	173,993
Mark DiPaolo(9)	37,038		15,187	(4)	52,225
Kevin Kotler(10)	42,298		15,187	(4)	57,485

	$782,780		$192,809		$975,589

(1)
Mr. Aryeh did not stand for re-election at the 2018 annual meeting of shareholders and his term as a director therefore ended on August 9, 2018. Mr. DiPaolo resigned from the Board on September 13, 2018, and Mr. Kotler resigned from the Board on September 24, 2018.

(2)
Represents the aggregate dollar amount of 2018 fees earned or paid in cash for services as a director, including annual retainer fees and committee fees.

(3)
Represents the aggregate grant date fair value of stock options, as applicable, calculated in accordance with ASC Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in Note 12 to the audited consolidated financial statements in our Annual Report on Form 10-K filed on March 15, 2019. The amounts reflect the accounting cost for the stock options, as applicable, and do not correspond to the actual economic value that may be received by the non-employee directors upon exercise of the stock options or sale of any underlying common shares.

(4)
Represents time-based stock options granted on August 9, 2018 under the Equity Incentive Plan, which vest in twelve equal monthly installments, beginning one month after the grant date, subject to continued service through each applicable vesting date.

(5)
Includes a special one-time payment of $70,000 to each of Dr. Corrigan and Mr. Aryeh for their service on the Executive Committee of the Board from November 2017 through May 2018.

(6)
Includes $21,000 in fees paid to Dr. Corrigan on a monthly basis in connection with his tenure as Executive Chair, effective July 2, 2018.

(7)
Includes cash paid to Mr. Aryeh in connection with the settlement of his DSUs upon the termination as a non-employee director.

(8)
Represents the incremental fair value, calculated in accordance with ASC Topic 718, of the modification of the vesting of Mr. Aryeh's stock option awards, in connection with his termination as a non-employee director on August 9, 2018. The Board approved the full acceleration of vesting of Mr. Aryeh's unvested stock options and an extension of the post-termination exercise period of his stock options from 90 days to one year from the termination date of August 9, 2018.

(9)
Fees earned by Mr. DiPaolo were paid to Sarissa Capital Management LP.

(10)
Fees earned by Mr. Kotler were paid to Broadfin Healthcare Master Fund, Ltd.

 Director Awards Outstanding as of December 31, 2018

Name	Total Outstanding Stock Options(1)	Total Outstanding DSUs(2)
Suzanne Bruhn	19,600	—
Mark Corrigan	59,600	—
John Orloff	19,600	—
Stephen Sabba	29,600	5,680
Donald K. Stern	19,600	—
John C. Thomas, Jr.	29,600	5,680
Jason Aryeh	29,600	—

	207,200	11,360

(1)
Messrs. DiPaolo and Kotler did not hold any stock options as of December 31, 2018. Due to their resignations as non-employee directors in 2018, all the unvested stock options were cancelled upon their respective resignation date; the vested stock options expired 90 days after each resignation date on September 13, 2018 and September 24, 2018, respectively.

(2)
DSUs are settled in cash and can only be settled once a director ceases to be a member of the Board.

EXECUTIVE OFFICERS

        The following table sets forth the name, age and position of each of our current executive officers (other than Michael D. Price, the Executive Vice President and Chief Financial Officer, whose biography appears above under the caption "Proposal No. 3: Election of Directors"):

Name	Age	Position(s) with the Company

BEN HARSHBARGER	51	Interim Chief Executive Officer ("CEO") and General Counsel

LINDA BUONO	53	Senior Vice President, Human Resources

ROGER LOUIS	64	Global Chief Compliance Officer and Interim Head of Research and Development ("R&D")

        Ben Harshbarger has served as our Interim CEO since November 2018 and as our General Counsel since November 2016. Mr. Harshbarger was Acting General Counsel at Aegerion from September 2015 to August 2016 and General Counsel from August 2016 to November 2016. Prior to that, he served as Aegerion's VP, EMEA Legal Counsel from January 2014 to September 2015 and as Aegerion's VP, Deputy General Counsel from April 2012 to January 2014. Before joining Aegerion, Mr. Harshbarger served as Senior Director, Corporate Counsel at Cubist Pharmaceuticals, Inc. from March 2008 to March 2012, and Senior Director, Deputy General Counsel at ViaCell, Inc. from March 2006 to March 2008. Mr. Harshbarger served in several legal positions of increasing responsibility at Biogen Idec Corporation from November 2001 to March 2006 and served as an associate at the law firm of Mintz Levin from 1996 to 2001. Mr. Harshbarger has a J.D. from Boston College Law School and a B.A. from the University of Richmond.

        Linda Buono has served as our Senior Vice President, Human Resources since November 2016. Prior to this, Ms. Buono was Senior Vice President, Human Resources at Aegerion from August 2016 to November 2016. From March 2016 to August 2016, she served as Aegerion's Vice President, Human Resources. Prior to that, Ms. Buono, held a series of positions with ImmunoGen, most recently as Executive Director, Human Resources since July 2013 and Senior Director, Human Resources from July 2008 through June 2013.

        Roger Louis has served as our Interim Head of R&D since October 2018 and as our Senior Vice President, Global Chief Compliance Officer since November 2016. Prior to this, Mr. Louis was Senior Vice President, Global Chief Compliance Officer at Aegerion from November 2015 to November 2016. Mr. Louis has extensive experience in compliance and risk management having served most recently as Senior Vice President, Compliance & Risk Management, Chief Compliance Officer at Cubist Pharmaceuticals from August 2013 until its acquisition by Merck in January 2015. Mr. Louis joined Cubist Pharmaceuticals from Biogen Idec Corporation where he was Senior Vice President, Chief Compliance Officer. From 1997 to 2012, he held positions of increasing responsibility at Genzyme Corporation, including Senior Vice President, Chief Compliance Officer. Mr. Louis began his legal career as an Associate at Hale & Dorr LLP (now WilmerHale) in Boston where he practiced corporate and securities law. Mr. Louis received his J.D. from University of Chicago School of Law and his B.A. from Tufts University.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to the beneficial ownership of our common shares as of September 13, 2019 (unless otherwise noted) with respect to:

  •
  each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our common shares outstanding as of such date ("5% Shareholders"), based on currently available Schedules 13G and 13D filed with the SEC, as may be updated by a Statement of Change of Beneficial Ownership of Securities on Form 4 subsequently filed with the SEC;

  •
  each of our NEOs and directors; and

  •
  all of our current executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and the applicable Canadian securities regulators. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common shares issuable upon the exercise of stock options or other securities that are immediately exercisable or exercisable within sixty days after September 13, 2019, although these shares are not deemed outstanding for the purpose of computing percentage ownership of any other person. Inclusion of shares of common share in the following table does not constitute an admission that the named shareholder is a direct or indirect beneficial owner for any other purpose. Except as otherwise indicated, all of the shares reflected in the table are our common shares, and all persons listed below have sole voting and investment power with respect to the common shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose. Percentage of ownership is based on 19,618,946 common shares outstanding as of September 13, 2019.

        Except as otherwise indicated in the table below, addresses of named beneficial owners are c/o Novelion Therapeutics Inc., c/o Norton Rose Fulbright, 1800 — 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada.

	Amount and Nature of Beneficial Ownership
			Total Beneficial Ownership
		Shares for Which Beneficial Ownership May Be Acquired Within 60 Days(2)
Name of Beneficial Owner(1)	Shares Beneficially Owned		Number of Shares(3)	Percent of Class
Directors and Named Executive Officers
Suzanne Bruhn	—	19,600	19,600	*
Mark Corrigan	—	59,600	59,600	*
John Orloff	—	19,600	19,600	*
Stephen Sabba	7,400	29,600	37,000	*
Donald K. Stern	2,500	19,600	22,100	*
John C. Thomas, Jr.	7,400	29,600	37,000	*
Ben Harshbarger	3,683	217,400	221,083	1.1%
Michael D. Price	4,704	113,333	118,037	*
Roger Louis	1,162	66,740	67,902	*
Jeffrey Hackman	77,018	—	77,018	*
Murray Stewart	—	—	—	*
All current directors and executive officers as a group (10 persons)(4)	27,419	697,473	724,892	3.6%
5% Shareholders			—
Edgepoint Investment Group Inc.(5)	2,368,819	—	2,368,819	12.1%
Broadfin Capital, LLC(6)	1,229,301	909,296	2,138,597	10.9%
NB Public Equity K/S(7)	1,890,525	—	1,890,525	9.6%
Whitefort Capital Master Fund, LP(8)	1,886,230	—	1,866,230	9.5%
Healthcare Value Capital, LLC(9)	1,800,000	—	1,800,000	9.2%
Stonepine Capital Management, LLC(10)	1,155,085	—	1,155,085	5.9%
JFL Capital Management LLC(11)	1,144,554	—	1,144,554	5.8%

*
Represents less than 1%.

(1)
The information in the table regarding the beneficial ownership of 5% Shareholders is derived from the System for Electronic Disclosures by Insiders ("SEDI") and the Electronic Data Gathering, Analysis, and Retrieval system ("EDGAR"). Includes all current directors and executive officers of the Company.

(2)
Indicates common shares that may be acquired upon exercise of outstanding stock options that are presently exercisable or will be exercisable by the persons named in the table above and by all current directors and executive officers as a group within 60 days of September 13, 2019, as well as common shares that may be acquired on vesting of restricted stock units within 60 days of such date. Amounts take into account the accelerated vesting of outstanding equity awards that will be triggered upon the closing of the Aegerion Recapitalization.

(3)
Excludes DSUs, which are issued to directors and are payable only in cash when a director ceases to be a member of the Board. As of September 13, 2019, Dr. Sabba and Mr. Thomas each holds 5,680 vested DSUs.

(4)
Includes, in addition to the holdings of our directors and those named executive officers who are current officers of the Company, 570 shares of common shares beneficially owned and 73,266 shares of common shares that may be acquired upon exercise of outstanding stock options that are presently exercisable or will be exercisable within 60 days of September 13, 2019, held by Linda Buono, our Senior Vice President, Human Resources.

(5)
The information in the table and this note is derived from a Schedule 13G/A filed with the SEC on February 13, 2019 by EdgePoint Investment Group Inc. and EdgePoint Canadian Portfolio (collectively, "EdgePoint"). Excludes 260,999 and 19,926 shares of common shares issuable upon conversion of the Company's 2.00% Convertible Senior Notes due 2019 (the "Convertible Notes") directly owned by EdgePoint Investment Group Inc. and EdgePoint Canadian Portfolio, respectively. Of the 2,368,819 common shares beneficially owned, EdgePoint Investment Group Inc. reports shared voting power and shared dispositive power as to 2,368,819 shares and EdgePoint Canadian Portfolio reports shared voting power and shared dispositive power as to 1,350,323 shares. The address for EdgePoint is 150 Bloor Street West, Suite 500, Toronto, Ontario M5S 2X9, Canada. The percentage of beneficial ownership has been adjusted to reflect our actual shares of common shares outstanding as of the close of business on September 13, 2019.

(6)
The information in the table and this note is derived from a Form 13F filed with the SEC on February 14, 2019 by Broadfin Capital, LLC and from a Form 4 filed with the SEC on March 15, 2018 by Broadfin Healthcare Master Fund, Ltd. Of the 1,229,301common shares beneficially owned, Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd. and Mr. Kevin Kotler each have shared voting power and shared dispositive power as to 1,229,301 shares. Includes 909,296 warrants issued to Broadfin Healthcare Master Fund Ltd., a private investment fund managed by Broadfin Capital, LLC, of which Mr. Kotler is the managing member (Mr. Kotler disclaims beneficial ownership of the warrants except to the extent of his pecuniary interest therein). The percentage of beneficial ownership has been adjusted to reflect our actual shares of common shares outstanding as of the close of business on September 13, 2019.

(7)
The information in the table and this note is derived from a Schedule 13G/A filed with the SEC on December 17, 2018 by NB Public Equity K/S, NB Public Equity Komplementar ApS, Cora Madsen and Florian Schonharting. Of the 1,890,525 common shares beneficially owned, NB Public Equity K/S, NB Public Equity Komplementar ApS, Cora Madsen and Florian Schonharting each report shared voting power and shared dispositive power as to 1,890,525 shares. The address for NB Public Equity K/S is Ostergade 24A, 1, 1100 Copenhagen K, Denmark. The percentage of beneficial ownership has been adjusted to reflect our actual shares of common shares outstanding as of the close of business on September 13, 2019.

(8)
The information in the table and this note is derived from a Schedule 13D/A filed with the SEC on June 20, 2019 by Whitefort Capital Master Fund, LP, Whitefort Capital Management, LP, David Salanic and Joseph Kaplan. Of the 1,866,230 common shares beneficially owned, Whitefort Capital Master Fund, LP, Whitefort Capital Management, LP, David Salanic and Joseph Kaplan each report shared voting power and shared dispositive power as to 1,866,230 shares. The address for Whitefort Capital Master Fund, LP is 780 Third Avenue, 26th Floor, New York, New York 10017. The percentage of beneficial ownership has been adjusted to reflect our actual shares of common shares outstanding as of the close of business on September 13, 2019.

(9)
The information in the table and this note is derived from a Schedule 13D/A filed with the SEC on December 3, 2018 by Healthcare Value Capital, LLC, Healthcare Value Capital General Partner, LLC, Healthcare Value Partners, L.P. and Joseph P. Riccardo. Of the 1,800,000 common shares beneficially owned, Healthcare Value Capital, LLC, Healthcare Value Capital General Partner, LLC, Healthcare Value Partners, L.P. and Joseph P. Riccardo each report shared voting power and shared dispositive power as to 1,800,000 shares. The address for Healthcare Value Capital, LLC is 50 Tice Blvd, Suite 140, Woodcliff Lake, New Jersey 07677. The percentage of beneficial ownership has been adjusted to reflect our actual shares of common shares outstanding as of the close of business on September 13, 2019.

(10)
The information in the table and this note is derived from a Schedule 13G filed with the SEC on August 23, 2019 by Stonepine Capital Management, LLC, Stonepine Capital, L.P., Jon M. Plexico and Timothy P. Lynch. Of the 1,155,085 common shares beneficially owned, Stonepine Capital Management, LLC, Stonepine Capital, L.P., Jon M. Plexico and Timothy P. Lynch have reported shared voting power and shared dispositive power as to 1,155,085 shares. The address for Stonepine Capital Management, LLC is 919 NW Bond Street, Suite 204, Bend, Oregon 97703-2767. The percentage of beneficial ownership has been adjusted to reflect our actual shares of common shares outstanding as of the close of business on September 13, 2019.

(11)
The information in the table and this note is derived from a Schedule 13G filed with the SEC on May 31, 2019 by JFL Capital Management LLC. Of the 1,144,554 common shares beneficially owned, JFL Capital management LLC reported shared voting power and shared dispositive power as to 1,144,554 shares. The address for JFL Capital Management LLC is 2110 Ranch Road 620 S, #341732, Lakeway, Texas 78734. The percentage of beneficial ownership has been adjusted to reflect our actual shares of common shares outstanding as of the close of business on September 13, 2019.

EXECUTIVE COMPENSATION

2018 Summary Compensation Table

        The following table summarizes total compensation, for services rendered in all capacities, paid or earned by our named executive officers, as set forth in the table below ("NEOs"), during the fiscal years ended December 31, 2018 and 2017.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non- Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)
Ben Harshbarger,	2018	$444,000	(4)	$—	$—	$85,901	$—	$8,970	(5)	$538,871
Interim CEO and General Counsel	2017	374,673		—	—	215,355	141,750	8,100		739,878
Michael D. Price,	2018	416,923	(6)	—	—	—	—	175,630	(7)	592,553
EVP and Chief Financial Officer	2017	39,904		—	79,400	165,580	—	2,463		287,347
Roger Louis,	2018	360,500		—	—	47,723	—	9,243	(5)	417,466
Global Chief Compliance Officer	2017	352,313		—	—	—	105,000	8,100		465,413
and Interim Head of R&D
Jeffrey Hackman,	2018	456,683	(9)	—	—	—	—	8,850	(5)	465,533
former Interim CEO(8)	2017	79,385		—	671,175	262,292	—	554		1,013,406
Murray Stewart,	2018	448,000		—	—	85,901	—	23,455	(7)	557,356
former EVP, R&D(10)	2017	53,846		—	198,500	331,160	—	7,293		590,799

(1)
This column represents the aggregate grant date fair value of the restricted stock units, calculated in accordance with ASC Topic 718, Compensation — Stock Compensation ("ASC Topic 718"). Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in Note 12 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018. The amounts reflect the accounting cost for the restricted stock units and do not correspond to the actual economic value that may be received by the NEOs upon vesting or settlement of the restricted stock units.

(2)
This column represents the aggregate grant date fair value of the stock options, calculated in accordance with ASC Topic 718. Such aggregate grant date fair date values do not take into account any estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in Note 12 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018. The amounts reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the NEOs upon exercise of the stock options or the sale of any underlying common shares.

(3)
For 2017, this column represents the cash bonuses earned by the NEOs for the year under our annual cash award plan, based on our achievement of corporate performance goals. For 2018, given the resignations of Mr. Hackman and Dr. Stewart during the fourth quarter of the year, the only NEOs who would have been eligible for annual cash awards attributable to 2018 performance were Mr. Harshbarger, Mr. Price and Mr. Louis. None of these eligible NEOs received 2018 performance-based cash awards as a result of the replacement of the 2018 annual performance-based cash award plan by the Key Executive Incentive Plan in November 2018, discussed below.

(4)
Mr. Harshbarger's base salary was increased to $480,000 from $441,000, effective December 1, 2018.

(5)
For Mr. Harshbarger and Mr. Hackman, the "All Other Compensation" column for 2018 represents 401(k) plan contributions from the Company and parking allowance. For Mr. Louis, the "All Other Compensation" column for 2018 represents 401(k) plan contributions from the Company, parking allowance and reimbursement for gym membership.

(6)
Mr. Price's base salary was increased to $440,000 from $415,000, effective December 1, 2018.

(7)
For Mr. Price and Dr. Stewart, the "All Other Compensation" column for 2018 represents the following:

Name	Year	Reimbursement for Housing and Commuting Allowance(a)	401(k) Plan Contributions	Tax Gross- Ups for Benefits Provided to NEOs	Other	Total
Michael D. Price,	2018	$95,207	$8,250	$72,173	$—	$175,630
EVP and Chief Financial Officer
Murray Stewart,	2018	5,911	8,250	8,734	560	23,455
former EVP, R&D

(a)
Represents the following: for Mr. Price, amounts paid to or on behalf of him in connection with temporary housing and commuting in his role as EVP and Chief Financial Officer of the Company; for Dr. Stewart, amounts paid to or on behalf of him in connection with temporary housing and commuting in his former role as EVP, R&D of the Company.
(8)
Mr. Hackman was appointed as our Chief Operating Officer on November 1, 2017 and was appointed as our Interim Chief Executive Officer on July 2, 2018. He served in that capacity until November 19, 2018, but remained as an employee of the Company until November 30, 2018. Mr. Hackman did not receive any severance in connection with his resignation.

(9)
The amount represents Mr. Hackman's base salary and the cash payment for his unused vacation upon his resignation.

(10)
Dr. Stewart was appointed as our EVP, R&D on November 27, 2017. He served in that capacity until October 17, 2018 and did not receive any severance in connection with his resignation.

Narrative Disclosure to Summary Compensation

Overview of Our Key 2018 Compensation Elements

        The compensation that our NEOs were initially eligible for in 2018 primarily consisted of annual base salary, annual performance-based cash awards and equity incentives, in the form of stock options. As noted below, for certain of our executive officers, the 2018 annual performance-based cash award plan was replaced by the Key Executive Incentive Plan in November 2018, and therefore no annual performance-based cash awards were made to our current executive officers for 2018 performance. Below is a description of our key NEO compensation elements for 2018.

        Base Salary.    During the first quarter of 2018, as part of our annual performance review cycle, the Compensation Committee approved increases in the base salaries of Mr. Harshbarger, from $420,000 to $441,000, effective January 1, 2018 and Mr. Louis, from $350,000 to $360,500, effective January 1, 2018. The Compensation Committee did not increase the salaries of our other NEOs during this performance cycle given that each of them started employment with us in the fourth quarter of 2017. In addition, in November 2018, the Board and the Compensation Committee approved an increase to Mr. Harshbarger's base salary from $441,000 to $480,000, effective December 1, 2018, in connection with Mr. Harshbarger's promotion to Interim CEO, and an increase to Mr. Price's salary from $415,000 to $440,000, effective December 1, 2018.

        Annual performance-based cash awards.    The Compensation Committee has the authority to award annual performance-based cash awards to our executive officers, including our NEOs (other than our CEO), and to recommend such awards for the CEO to the Board for approval. These awards, if made, would be based upon the level of achievement against pre-established corporate goals. Given the resignations of Mr. Hackman and Dr. Stewart during the fourth quarter of 2018, the only NEOs who would have been eligible for annual cash awards, attributable to 2018 performance, were Mr. Harshbarger, Mr. Price and Mr. Louis. None of these eligible NEOs received 2018 performance-based cash awards as a result of the replacement of the 2018 annual performance-based cash award plan by the Key Executive Incentive Plan in November 2018.

        Key Executive Incentive Plan.    In November 2018, the Board and the Compensation Committee approved a retention plan which was subsequently amended and restated (the "Key Executive Incentive Plan") for certain executive officers, including Mr. Harshbarger, Mr. Price and Mr. Louis. Under the terms of the Key Executive Incentive Plan, participants are entitled to a bonus opportunity, payable in four tranches, based on the levels of achievement by the Company of a cumulative net operating cash flow target (the "NOCF") over the course of three performance periods (which, together, represent 75% of the aggregate payout (the "NOCF Portion")) and the completion of a transaction (the "Transaction Event" and the date on which the Transaction Event occurs, the "Transaction Date") in connection with the Company's review of strategic alternatives (representing 25% of the aggregate payout (the "Transaction Event Portion")) and, together with the NOCF Portion, the ("Total Target Award"), as follows:

Tranche	Metric	Payout	Measurement Period
One	NOCF	25% of the NOCF Portion	November 4, 2018 through February 28, 2019
Two	NOCF	25% of the NOCF Portion*	November 4, 2018 through June 30, 2019
Three	NOCF	50% of the NOCF Portion***	November 4, 2018 through the Transaction Date**
Four	Transaction Event	100% of the Transaction Event Portion	Transaction Date

*
New payout opportunity included as part of the March 2019 amendments.

**
If the Transaction Date occurs prior to September 30, 2019, then achievement of the NOCF metric shall be determined as of the end of the last completed calendar month preceding the Transaction Date. If the Transaction Date takes place after September 30, 2019, this NOCF period will be extended to the date upon which the Transaction Date occurs and the achievement of the NOCF metric shall be determined as of the end of the last completed calendar month preceding the Transaction Date.

***
March 2019 amendments reduced this tranche to 50% from 75% in light of the new Tranche Two above.

        The NOCF Portion is subject to a minimum level of achievement, at which level the participant would be eligible to receive 50% of the target NOCF Portion, and is capped at a payout of 120% of the target NOCF Portion if the NOCF performance meets or exceeds the maximum performance level (if the minimum level of achievement is not attained, no amount is payable under the NOCF Portion). If performance is between the minimum and target performance levels or the target and maximum performance levels, then the amount of the NOCF Portion shall be determined by linear interpolation.

        The Transaction Event Portion is subject to increase based on an award modifier depending on the type of Transaction Event (if any), and based on the consummation date of such Transaction Event, which modifier could increase the target Transaction Event Portion by a maximum of 25%.

        A participant's right to the Total Target Award will be forfeited upon an employee's voluntary termination prior to the date on which such award is paid. However, in the event of death or disability, termination by the Company without cause or a resignation by the participant with good reason, in each case prior to the applicable payment date, the amounts payable under the Total Target Award will be prorated for the number of completed months the participant was actively employed during the applicable performance period, and measured based upon actual performance at the end of each Measurement Period. Further, if a participant resigns other than for good reason or is terminated for cause, in each case within 90 days following receipt of any portion of the Total Target Award (the "Clawback Period"), the value of all payouts paid to such participant within the Clawback Period (on an after-tax basis) shall be repaid to the Company. For purposes of calculating the prorated payment amount for the second and third NOCF tranches, the number of completed calendar months shall be based on commencement dates of March 1, 2019 and July 1, 2019, respectively.

        Pursuant to the Key Executive Incentive Plan, Mr. Harshbarger is eligible for a Total Target Award of $840,000, Mr. Price is eligible for a Total Target Award of $440,000, and Mr. Louis is eligible for a Total Target Award of $288,400. As part of the March 2019 amendments to the Key Executive Incentive Plan, each of Mr. Harshbarger, Mr. Price and Mr. Louis received his respective first NOCF payment at the target level of payout despite having exceeded the maximum level of achievement as consideration for the additional, incremental payout opportunity at the new June 2019 measurement period. Further, each of Mr. Harshbarger, Mr. Price and Mr. Louis received his respective second NOCF payment at 120% of the target level of payout . It is currently anticipated that each of Mr. Harshbarger, Mr. Price and Mr. Louis will receive his respective third NOCF payment at 120% of the target level of payout and the Transaction Event payment at 105% of the target level of payout upon the closing of the Aegerion Recapitalization, which is expected to occur on [    •    ], 2019. The March 2019 amendments did not increase any award opportunities (at threshold, target or maximum amounts) or reduce any performance metrics for any participants. Rather, the March 2019 amendments re-allocated the potential payments and adjusted the performance measurement periods in light of the expected timing to complete our review of strategic alternatives.

        Long-Term Incentive Awards.    We currently maintain one equity compensation plan, the 2017 Equity Incentive Plan (the "Equity Incentive Plan"), under which we may grant time-based stock options, time-based restricted stock units and/or performance-based restricted stock units, as applicable, to directors, officers, including our NEOs, employees and key consultants of the Company and its affiliates.

        In February 2018, as part of annual performance review cycle, we made the following equity awards to our NEOs. Neither Mr. Price nor Mr. Hackman received an equity award as part of the 2018 annual performance cycle given the timing, size and type of equity awards that they received when they joined the Company in November 2017.

NEOs	Shares Subject to Time-Based Stock Option
Ben Harshbarger	45,000
Roger Louis	25,000
Murray Stewart	45,000	(1)

(1)
The option granted to Dr. Stewart was cancelled in its entirety in connection with his resignation from the Company in October 2018.

Other Compensation

        Broad-based benefit programs.    We currently maintain broad-based employee benefits that are provided to our NEOs, including health insurance, life and disability insurance, and dental and vision insurance.

        401(k) Plan.    Our U.S.-based employees, including our NEOs, are eligible to participate in our tax-qualified 401(k) plan, which provides participants with an opportunity to save for retirement on a tax-advantaged basis. Our 401(k) plan permits employees to make contributions up to the statutory limit. We have the discretion to match up to 50% of the first 6% of gross wages that an employee contributes, resulting in a maximum match by us that totals up to 3% of an employee's gross wages (as further limited by statutorily defined annual compensation limits). We matched 50% of the first 6% of employee contributions in 2018 (subject to statutory limits).

        Perquisites; Other Benefits.    We provide certain perquisites and personal benefits to our NEOs. See below, in the section entitled "Employment Arrangements with our current NEOs," for a more detailed description of the perquisites and/or personal benefits that we provided in 2018 to our NEOs. In general, we provide each of our NEOs with the Canadian tax support, in order to ensure that they are in a comparable tax position, both in terms of taxes paid and payments for tax services, as they would have been had they not been required to work and pay taxes in Canada. We also provide certain housing and commuting benefits and certain moving expenses to certain of our NEOs who reside outside of the Cambridge, Massachusetts area. In addition, we pay tax-gross ups for certain of these benefits.

Employment Agreements with our current NEOs

Compensation Arrangements for Ben Harshbarger, Interim CEO, General Counsel

        We entered into an employment agreement with Mr. Harshbarger, dated November 28, 2016, as amended on August 28, 2017. The employment agreement, as amended, provides for Mr. Harshbarger's initial annual base salary (subject to increase by the Board), initial annual target bonus and eligibility to participate in our health insurance and other benefits, generally. Mr. Harshbarger's current annual base salary is $480,000 and his current annual target bonus is 45% of base salary. We also agreed to reimburse Mr. Harshbarger for incurrence of reasonable expenses for independent tax consultation regarding Canadian tax obligations in connection with service in Canada up to $5,000 on an annual basis, as well as tax equalization payments for Mr. Harshbarger's services in Canada and fees associated with the calculation of such payments. Mr. Harshbarger's employment agreement also includes severance and other benefits that would be paid to Mr. Harshbarger in the event of certain types of termination of employment, as described below. Mr. Harshbarger is subject to the restrictive covenants in the Company's standard Confidentiality, Assignment of Intellectual Property and Non-Competition agreement.

Compensation Arrangements for Michael D. Price, EVP, Chief Financial Officer

        We entered into an employment agreement with Mr. Price on December 4, 2017, which was subsequently amended in April 2018 and July 2018. The employment agreement, as amended, provides for Mr. Price's annual base salary (subject to increase by the Board), annual target cash bonus based on achievement of certain performance goals with a target of 50% of his base salary, and eligibility to participate in our health insurance and other benefits, generally. Mr. Price's current base salary is $440,000 and his current annual target bonus is 50% of base salary. Under his original employment agreement, Mr. Price also received (a) a time-based option to purchase 100,000 of our common shares and (b) time-based restricted stock units representing 20,000 of our common shares. Additionally, during the term of his employment, until April 20, 2018, we were obligated to (a) provide Mr. Price with a temporary housing allowance of up to $5,500 per month; and (b) weekly commuting costs not to exceed $1,000, as well as a tax gross-up payment in the amount necessary to offset the tax liability associated with such allowances. Effective April 20, 2018, we are obligated to provide Mr. Price with an aggregate temporary housing and commuting allowance of up to $9,500 per month, as well as a tax gross-up payment in the amount necessary to offset the tax liability associated with such allowances. We also agreed to reimburse Mr. Price for incurrence of reasonable expenses for independent tax consultation regarding Canadian tax obligations in connection with service in Canada up to $5,000 on an annual basis, as well as tax equalization payments for Mr. Price's services in Canada and fees associated with the calculation of such payments. Mr. Price's employment agreement also includes severance and other benefits that would be paid to Mr. Price in the event of certain types of termination of employment, as described below. Mr. Price is subject to the restrictive covenants in the Company's standard Confidentiality, Assignment of Intellectual Property and Non-Competition agreement.

Compensation Arrangements for Roger Louis, Global Chief Compliance Officer and Interim Head of R&D

        We entered into an employment agreement with Mr. Louis, dated November 28, 2016, as amended August 28, 2017. The employment agreement, as amended, provides for Mr. Louis' initial annual base salary (subject to increase by the Board), initial annual target bonus and eligibility to participate in our health insurance and other benefits, generally. Mr. Louis' current annual base salary is $360,500, and his current annual target bonus is 40% of base salary. We also agreed to reimburse Mr. Louis for incurrence of reasonable expenses for independent tax consultation regarding Canadian tax obligations in connection with service in Canada up to $5,000 on an annual basis, as well as tax equalization payments for Mr. Louis's services in Canada and fees associated with the calculation of such payments. Mr. Louis's employment agreement also includes severance and other benefits that would be paid to Mr. Louis in the event of certain types of termination of employment, as described below. Mr. Louis is subject to the restrictive covenants in the Company's standard Confidentiality, Assignment of Intellectual Property and Non-Competition agreement.

Termination Arrangements with Messrs. Harshbarger and Louis

  Involuntary Termination of Employment Not in Connection with a Change in Control

        Pursuant to their respective employment agreements, as amended, if the executive is terminated by us for any reason other than "Cause" (as defined in the applicable agreement) death or disability, or the executive resigns for "Good Reason" (as defined in the applicable agreement) then he will be entitled to the following, subject to his execution of a general release of claims in our favor and continued compliance with applicable restrictive covenants: (i) continued base salary for 12 months; and (ii) if he was participating in our group health plan immediately prior to the date of termination and elects COBRA health continuation, we will pay him an amount equal to our share of the premium for the executive's group health coverage, for up to 12 months.

  Involuntary Termination of Employment in Connection with a Change in Control

        In the event of a termination by us for any reason other than Cause, death or disability, or the executive's resignation for Good Reason, in each case within 18 months following a "Sale Event" (as defined in the applicable agreement), he will be entitled to the payments and benefits described above (however, the salary and bonus payments shall be payable in a one-time lump sum cash payment following the termination event), as well as full accelerated vesting of all outstanding equity awards held by him as of the date of such termination, the target bonus for the year of termination and a portion of his target bonus for the year of termination, pro-rated for his employment during such year, in each case subject to his execution of a general release of claims in our favor and continued compliance with applicable restrictive covenants. Although the Liquidation will not give rise to any incremental compensation or benefits on the part of the Mr. Harshbarger and Mr. Louis, the Aegerion Recapitalization qualifies as a Sale Event (or similar term) under applicable agreements, and gives rise to the executive's ability to resign for Good Reason.

        The payments and benefits provided under the employment agreement in connection with a Sale Event may not be eligible for federal income tax deduction for the Company pursuant to Section 280G of the Internal Revenue Code ("Code"). These payments and benefits may also be subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to the executive in connection with a Sale Event would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits may be reduced, at the discretion of the executive, if such reduction would result in a higher net after-tax benefit to him.

        For purposes of the employment agreements:

        "Cause" generally means (i) his failure (except where due to a disability), neglect or refusal to perform in any material respect his duties and responsibilities; (ii) any act by him that has, or could reasonably be expected to have, the effect of injuring our business in any material respect; (iii) his conviction of, or plea of guilty or no contest to (A) a felony or (B) any other criminal charge that has, or could be reasonably expected to have, an adverse impact on the performance of his duties or otherwise result in material injury to our reputation or business; (iv) his commission of an act of fraud or embezzlement against us, or any other act that creates or reasonably could create negative or adverse publicity for us; (v) any violation by him of our policies, including but not limited to those relating to sexual harassment or business conduct, and those otherwise set forth in our manuals or statements of policy; (vi) his violation of federal or state securities laws; or (vii) his breach of his employment agreement or breach of his confidentiality agreement.

        "Good Reason" generally means that he has complied with the proper notification process following the occurrence of any of the following events (i) a material diminution of his responsibilities, authority or duties; (ii) a material diminution in his base salary except for across-the-board salary reductions applicable to all similarly situated executives; (iii) the relocation of his principal place of employment more than 50 miles from its current location; or (iv) our material breach of his employment agreement.

        "Sale Event" generally means (i) the sale of all or substantially all of our assets on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization or consolidation pursuant to which the holders of our outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity; (iii) the sale of all of our common shares to an unrelated person or entity; (iv) the acquisition, directly or indirectly, by any person or group of persons acting jointly or in concert (other than us or a person that directly or indirectly controls, is controlled by, or is under common control with, us) of beneficial ownership of securities possessing more than 50% of the total combined voting power of our outstanding securities pursuant to a tender offer (which includes a takeover bid) made directly to our stockholders.

        As confirmed in separate letter agreements with Mr. Harshbarger and Mr. Louis, the Aegerion Recapitalization qualifies as a "Sale Event" under their respective employment agreements. Therefore, following any termination without Cause or resignation for Good Reason, in either case, within eighteen (18) months following the closing of the Aegerion Recapitalization, each of Mr. Harshbarger and Mr. Louis, as applicable, would be entitled (subject to the execution of a release of claims) to the salary continuation and bonus severance benefits as described above under "— Termination Arrangements with Messrs. Harshbarger and Louis — Involuntary Termination of Employment in Connection with a Change in Control", to be paid out in one lump-sum cash payment. Messrs. Harshbarger and Louis are otherwise entitled to all other severance benefits as described in and pursuant to the terms of their employment agreements in connection with any termination without Cause or resignation for Good Reason, in either case.

Termination Arrangements with Mr. Price

  Involuntary Termination of Employment Not in Connection with a Change in Control

        Pursuant to his employment agreement, if Mr. Price is terminated by us for any reason other than "Cause" (as defined in his agreement), death or disability or Mr. Price resigns for "Good Reason" (as defined in his agreement), then he will be entitled to the following, subject to execution of a general release of claims in our favor and continued compliance with applicable restrictive covenants: (i) continued base salary for 12 months; (ii) if the Board determines that he is eligible for a target bonus for the year during which his employment terminates, a portion of such target bonus, pro-rated for his employment during such year; and (iii) if Mr. Price was participating in our group health plan immediately prior to the date of termination and elects COBRA health continuation, we will pay him an amount equal to our share of the premium for his group health coverage, for up to 12 months.

  Involuntary Termination of Employment in Connection with a Change in Control

        In the event of a termination by us for any reason other than Cause, death or disability or Mr. Price's resignation for Good Reason, in each case within 18 months following a "Change in Control" (as defined in his agreement), Mr. Price will be entitled to the following (instead of the payments and benefits described above), subject to his execution of a general release of claims in our favor and continued compliance with applicable restrictive covenants: (A) 12 months of base salary (at his then-current rate or base salary in effect immediately prior to the Change in Control, if higher); (B) a portion of his target bonus for the year of termination, pro-rated for his employment during such year; (C) full accelerated vesting of all outstanding equity awards held by him as of the date of such termination; and (D) if he was participating in our group health plan immediately prior to the date of termination and elects COBRA health continuation, we will pay him an amount equal to its share of the premium for his group health coverage, for up to 12 months. The salary and bonus payments shall be payable in a one-time lump sum cash payment following the termination event. Although the Liquidation will not give rise to any incremental compensation or benefits on the part of the Mr. Price, the Aegerion Recapitalization qualifies as a Change in Control (or similar term) under his applicable arrangement, and gives rise to the Mr. Price's ability to resign for Good Reason.

        The payments and benefits provided under the employment agreement in connection with a Change in Control may not be eligible for federal income tax deduction for the Company pursuant to Section 280G of the Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Mr. Price in connection with a Change in Control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits may be reduced, at the discretion of Mr. Price if such reduction would result in a higher net after-tax benefit to him.

        For purposes of Mr. Price's employment agreement:

        "Cause" generally means (i) his conduct constituting a material act of misconduct in connection with the performance of his duties; (ii) a material and willful misrepresentation by him to our CEO or the Board regarding a matter of material importance to us; (iii) his commission of any felony or misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or any conduct by him that would reasonably be expected to result in material injury or reputational harm to us or any of our subsidiaries and affiliates if he were retained in his position; (iv) his continued non-performance of his duties hereunder with a cure period and standard carve-outs; (v) his breach of any of the provisions contained in section 7 of his employment agreement; (vi) his material violation of our written employment policies; (vii) his failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by us to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.

        "Change in Control" generally means any of the following (i) any person becomes the beneficial owner, directly or indirectly, of our securities representation 50 percent or more of the combined voting power of our then-outstanding securities having the right to vote in an election of the Board, as such terms are used in the Exchange Act, as amended; (ii) the date a majority of the members of the board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board before the date of the appointment or elects; or (iii) the consummation of (A) any consolidation or merger of us where our shareholders, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the company issuing cash or securities in the consolidation or merger, or (B) any sale or other transfer of all or substantially all of our assets.

        "Good Reason" generally means that he has complied with the proper notification process following the occurrence of any of the following events (i) a material diminution of his responsibilities, authority or duties; (ii) a material diminution in his base salary except for across-the-board salary reductions based on our financial performance similarly affecting all or substantially all our senior management employees; (iii) a material change in the geographic location at which he provides services to us; or (iv) our material breach of his employment agreement.

        As confirmed in a letter agreement with Mr. Price, the Aegerion Recapitalization qualifies as a "Change in Control" under his employment agreement. Therefore, following any termination without Cause or resignation for Good Reason, in either case, within eighteen (18) months following the closing of the Aegerion Recapitalization, Mr. Price would be entitled (subject to a release of claims) to the salary continuation and bonus severance benefits as described above under "— Termination Arrangements with Mr. Price — Involuntary Termination of Employment in Connection with a Change in Control", to be paid out in one lump-sum cash payment. Mr. Price is otherwise entitled to all other severance benefits as described in and pursuant to the terms of his employment agreement in connection with any termination without Cause or resignation for Good Reason, in either case.

Vesting of Outstanding Equity Awards

        All remaining vesting of any outstanding awards for all participants under the Amended and Restated Novelion 2017 Equity Incentive Plan and the Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan will accelerate immediately prior to the closing of the Aegerion Recapitalization.

Outstanding Equity Awards at 2018 Fiscal Year-End

        The following table provides information regarding equity awards held by our NEOs as of December 31, 2018. Dr. Stewart is not included in the following table because he did not hold any equity awards as of December 31, 2018, due to his resignation in 2018.

	Options Awards(1)							Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Ben Harshbarger	64,933	(3)	32,467	(3)	$8.65	12/22/2026		348	(4)	$292
	25,000	(5)	50,000	(5)	7.03	10/6/2027		374	(6)	314
	—		45,000	(7)	4.44	2/12/2028		—		—
Michael D. Price	33,333	(8)	66,667	(8)	3.97	11/27/2027		13,333	(9)	11,200
Roger Louis	27,827	(3)	13,913	(3)	8.65	12/22/2026		546	(4)	459
	—		25,000	(7)	4.44	2/12/2028		—		—
Jeffrey Hackman	45,000	(10)	—		4.71	2/28/2019	(10)	—	(11)	—

(1)
Pursuant to the NEOs' employment agreements, such equity awards are subject to certain acceleration of vesting provisions in the event of certain qualifying terminations in connection with a change in control, as discussed further in "Employment Agreements with our current NEOs" above.

(2)
Based on the closing price of our common shares on December 31, 2018 ($0.84), the last trading date of 2018.

(3)
Represents time-based stock options granted on December 22, 2016 under the Equity Incentive Plan, which vest ratably on an annual basis over three years from the grant date, subject to continued employment through each applicable vesting date.

(4)
Represents time-based restricted stock units granted on May 9, 2016 under the Aegerion Pharmaceuticals, Inc. 2010 Stock Option and Incentive Plan ("Aegerion 2010 Plan"), which vest ratably on an annual basis over three years from the grant date, subject to continued employment through each applicable vesting date.

(5)
Represents time-based stock options granted on October 6, 2017 under the Equity Incentive Plan, which vest ratably on an annual basis over three years from the grant date, subject to continued employment through each applicable vesting date.

(6)
Represents time-based restricted stock units granted on May 9, 2016 under the Aegerion 2010 Plan, 25% of which vest on the first anniversary of the grant date, 50% of which vest on the second anniversary grant date, and 25% of which vest on the third anniversary grant date, subject to continued employment through each applicable vesting date.

(7)
Represents time-based stock options granted on February 12, 2018 under the Equity Incentive Plan, which vest ratably on an annual basis over three years from the grant date, subject to continued employment through each applicable vesting date.

(8)
Represents time-based stock options granted on November 27, 2017 under the Equity Incentive Plan, which vest ratably on an annual basis over three years from the grant date, subject to continued employment through each applicable vesting date.

(9)
Represents time-based restricted stock units granted on November 27, 2017 under the Equity Incentive Plan, which vest ratably on an annual basis over three years from the grant date, subject to continued employment through each applicable vesting date.

(10)
Represents time-based stock options granted on November 1, 2017 under the Equity Incentive Plan, which vest ratably on an annual basis over three years from the grant date. The remaining unvested time-based stock options were cancelled upon Mr. Hackman's resignation from the Company. All the vested stock options expired on February 28, 2019, 90 days after Mr. Hackman's termination date.

(11)
In connection with Mr. Hackman's appointment as the former Chief Operating Officer of the Company, on November 1, 2017, he was granted (1) 50,000 shares of time-based restricted stock units under the Equity Incentive Plan, of which, 16,667 shares were vested on November 1, 2018; and (2) 92,500 shares of time-based restricted stock units under the Equity Incentive Plan, of which 100% was vested on November 1, 2018. The remaining unvested time-based restricted stock units were cancelled upon Mr. Hackman's resignation from the Company.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        We currently maintain the Equity Incentive Plan, pursuant to which directors, officers, employees and consultants of Novelion and its affiliates may be granted restricted stock units and stock options to acquire common shares, as well as a 2017 Employee Stock Purchase Plan (the "ESPP"), pursuant to which our eligible employees may use payroll deductions to purchase our common shares at a discount. Our ESPP program is currently suspended.

        The following table sets out information as of December 31, 2018 with respect to our common shares that may be issued under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,239,485	(1)	$5.63	(2)	2,250,137	(3)
Equity compensation plans not approved by security holders	—		—		—

Total	2,239,485		$5.63		2,250,137

(1)
Reflects securities (both shares underlying stock options and restricted stock units) from the Aegerion 2010 Plan (16,832 shares) and the Equity Incentive Plan (2,222,653 shares).

(2)
Represents the weighted-average exercise price of outstanding stock options only, as there are no exercise prices associated with the restricted stock units.

(3)
Reflects available securities for future issuance from the Equity Incentive Plan. The Company no longer issues any equity awards under the Aegerion 2010 Plan.

PROPOSAL NO. 4: ADVISORY COMPENSATION PROPOSAL

Background

        Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, not less frequently than once every three years, the compensation of our NEOs as disclosed in our annual proxy statement in accordance with the compensation disclosure rules of the SEC.

        We seek to align the interests of our NEOs with those of our shareholders. Our compensation philosophy is to provide a compensation package that attracts, retains and motivates executives and rewards business successes that have the potential to increase shareholder value. More specifically, our executive compensation programs are designed to:

  •
  attract, retain, and motivate executives with significant industry knowledge and the experience and leadership capability necessary for our corporate success;

  •
  align incentives for our executive officers with our short-term and long-term corporate strategies and business objectives and goals; and

  •
  drive the achievement of key strategic performance measures aligned to the long-term interests of our shareholders.

        The vote on this resolution is not intended to address any specific element of compensation but rather the overall compensation of our NEOs described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on Novelion, our Board or the Compensation Committee. Although non-binding, the Board and the Compensation Committee value the opinions that shareholders express in their votes and will review the voting results and take them into consideration as they deem appropriate if and when making future decisions regarding our executive compensation program.

Vote Required and Board of Directors' Recommendation

        The advisory vote to approve the compensation of our NEOs, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the votes cast by, or on behalf of, the shareholders of the Company entitled to vote present in person or by proxy voting at the Annual Meeting, on an advisory basis.

        The following resolution will be submitted for a shareholder vote at the Annual Meeting:

    "BE IT RESOLVED that the shareholders of Novelion Therapeutics Inc. approve, on an advisory basis, the compensation of Novelion's NEOs, as disclosed in Novelion Therapeutics Inc.'s proxy statement for the 2019 annual general meeting of shareholders pursuant to the compensation disclosure rules of the SEC."

        The Board of Directors unanimously recommends that our shareholders vote "FOR" the Advisory Compensation Proposal.

 INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

        No current or former directors, executive officers or employees of Novelion or any subsidiaries thereof, or proposed nominees for election as a director of Novelion, are currently indebted to Novelion or its subsidiaries.

REPORT OF THE AUDIT COMMITTEE

        The information contained in this Audit Committee report shall not be deemed to be (1) "soliciting material," (2) "filed" with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this Audit Committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Novelion specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

        This report is submitted by the Audit Committee of the Board. None of the members of the Audit Committee is an officer or employee of Novelion, and the Board has determined that each member of the Audit Committee is "independent" for Audit Committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and applicable Nasdaq rules. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has designated Mr. Thomas as an "audit committee financial expert," as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board.

        The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2018 with the management of Novelion and Deloitte & Touche LLP, our independent registered public accounting firm for the 2018 fiscal year.

        The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Performance Standards Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding their independence, and has discussed with Deloitte & Touche LLP their independence relative to us, including whether the provision of their services is compatible with maintaining Deloitte & Touche LLP's independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to Novelion's Board that the audited consolidated financial statements for the year ended December 31, 2018 be included in Novelion's Annual Report on Form 10-K (as amended) for 2018 filed with the SEC.

John C. Thomas, Jr., Chair Mark Corrigan Stephen Sabba

PROPOSAL NO. 5: APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP, an independent registered public accounting firm, served as our independent registered public accounting firm for the year ended December 31, 2018. Deloitte LLP, an independent registered public accounting firm, served as our independent registered public accounting firm from 1981 through fiscal year 2016. On April 11, 2017, in recognition of the fact that the financial operations and management team of Novelion had transitioned to be primarily located in the U.S. following the merger of QLT (KNA Novelion) and Aegerion, Deloitte LLP resigned as our independent registered public accounting firm, and Deloitte & Touche LLP was appointed as the successor independent registered public accounting firm. The decision to change the certifying accountant was approved by the Audit Committee and ratified by our shareholders at the 2017 Annual Meeting.

        As a matter of good corporate governance, the Board determined to submit to stockholders for approval the appointment of Deloitte & Touche LLP. Our shareholders are being asked to approve this proposal at the Annual Meeting. Novelion has been advised that a representative of Deloitte & Touche LLP will attend the Annual Meeting and will have the opportunity to make a statement if he or she decides to do so and will be available to respond to appropriate questions from shareholders.

Fees Paid for Services

        The following table sets forth the aggregate fees billed by Deloitte & Touche LLP ("Deloitte U.S."), and Deloitte LLP, the other member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Canada") for the following services during 2018 and 2017. All fees incurred for fiscal year 2018 were billed by Deloitte U.S.

			2017 (US$)
Description of Service	2018 (US$)		Deloitte U.S.		Deloitte Canada		Total
Audit Fees(1)	$1,301,950		$1,281,350		$8,560		$1,289,910
Audit-Related Fees	—		—		—		—
Tax Fees (Tax compliance, tax advice and planning)	198,000		74,996		—		74,996
All Other Fees	556,165	(2)	669,043	(2)	40,928	(3)	709,971

Total Fees	$2,056,115		$2,025,389		$49,488		$2,074,877

(1)
For 2018, "Audit Fees" consist of fees for the audit of Novelion's annual financial statements and reviews of quarterly financial statements. For 2017, "Audit Fees" consist of fees for the integrated audit of Novelion's annual financial statements, reviews of quarterly financial statements, audits of internal controls over financial reporting, and Deloitte Canada's issuance of consent in connection with the 2017 audited consolidated financial statements.

(2)
For 2018 and 2017, "All Other Fees" billed by Deloitte U.S. consist of fees related to document production and related services in connection with the U.S. Department of Justice and SEC investigations of Aegerion. Although Deloitte U.S. was engaged by our outside legal counsel for the document production and related services, fees are paid directly by the Company to Deloitte U.S. The "All Other Fees" billed by Deloitte U.S. also include an annual subscription to Deloitte U.S.' technical accounting research tool.

(3)
For 2017, "All Other Fees" billed by Deloitte Canada consist of fees related to services in connection with the filing with the SEC of certain Registration Statements on Form S-8.

Pre-Approval Policies and Procedures

        The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for Novelion by the independent auditors. The fees paid to the independent registered public accounting firm that are shown in the chart above for 2018 and 2017 were approved by the Audit Committee in accordance with the procedures described below.

        The Audit Committee reviews and approves audit and non-audit services proposed to be provided by the independent registered public accounting firm. The Audit Committee has delegated to its Chair, or an alternate member of the Audit Committee, the authority to grant pre-approvals if either deems it necessary or appropriate to consider a pre-approval request without approval and/or meeting of the full Audit Committee. Pre-approvals by the Chair of the Audit Committee or an alternate member are reviewed with the Audit Committee at its next regularly scheduled meeting.

        In considering the pre-approval of proposed audit or non-audit services by the independent registered public accounting firm, management reviews with the Audit Committee or its delegate a description of and the budget for the proposed service and the reasons that the independent registered public accounting firm are being requested to provide the services, including any possible impact on the independence of the independent registered public accounting firm. Additional Audit Committee approval is required if the pre-approved services exceed the pre-approved budgeted amount for the services.

Vote Required and Board of Directors' Recommendation

        This proposal requires the affirmative vote of a majority of the votes cast by, or on behalf of, the shareholders of the Company entitled to vote present in person or by proxy voting at the Annual Meeting. If the proposal is not approved, the BCBCA provides that the current auditors, Deloitte & Touche LLP, will continue to act for Novelion until such time as the shareholders approve alternate auditors.

        The following resolution will be submitted for a shareholder vote at the Annual Meeting:

    "BE IT RESOLVED that Deloitte & Touche LLP, an independent registered public accounting firm, be appointed as independent auditors of Novelion Therapeutics Inc. for the ensuing year, and the Audit Committee of the Board of Directors of Novelion Therapeutics Inc. be authorized to fix the remuneration to be paid to the auditors."

        The Board of Directors unanimously recommends that our shareholders vote "FOR" the proposal to appoint Deloitte & Touche LLP as our independent auditors for 2019 at a remuneration to be fixed by the Audit Committee of the Board of Directors.

 TRANSACTIONS WITH RELATED PERSONS

        Except as disclosed in this Proxy Statement, none of the directors, executive officers, persons who have been directors or executive officers at any time since the beginning of Novelion's last completed fiscal year, or any beneficial owner of more than 5% of the outstanding common shares of Novelion or any associate or affiliate of such person, had any material interest, direct or indirect, in any transaction or proceeding during the past fiscal year or in any proposed transaction or pending proceeding which has materially affected or will materially affect Novelion or its subsidiaries or which would require disclosure under Item 404(a) of Regulation S-K. In the event that a director is determined to have any material interest, direct or indirect, in any transaction or proceeding or in any proposed transaction or pending proceeding of Novelion, only those directors not having a material interest would be permitted to consider and evaluate any such transaction or any agreements relating to that transaction, or any actions to be undertaken by Novelion relating to such proceeding.

        On March 15, 2018, Aegerion entered into a loan and security agreement with affiliates of Broadfin Capital, LLC ("Broadfin Capital") and Sarissa Capital Management LP ("Sarissa Capital") (the "Shareholder Term Loan Agreement"), pursuant to which the lenders made a single-draw term loan to Aegerion in an aggregate amount of $20.0 million (the "Shareholder Term Loans"). In connection with the Shareholder Term Loan Agreement, the lenders of the Shareholder Term Loans were issued warrants ("Shareholder Term Loan Warrants") to purchase approximately 1.8 million Novelion common shares. The Shareholder Term Loan Warrants have an exercise price equal to $4.40 per share, representing the volume weighted average price of Novelion common shares for the 20 trading days ended March 14, 2018. The terms of the Shareholder Term Loan Agreement, which were approved by our Audit Committee and by a special committee of disinterested directors and our full Board (with conflicted members recused), can be found in our Current Report on Form 8-K filed with the SEC on March 15, 2018.

        At the time of the Shareholder Term Loans and based on publicly available information, Broadfin Capital beneficially owned, or had control or direction over, directly or indirectly, 1,948,554 common shares of Novelion (excluding the Shareholder Term Loan Warrants), or approximately 10.45% of the outstanding common shares of Novelion at the time. Further, at the time of the Shareholder Term Loans, Mr. Kevin Kotler was a non-employee director of Novelion, and is the founder and general partner of Broadfin Capital, the general partner of Broadfin Healthcare Master Fund, Ltd. Mr. Kotler, Broadfin Capital and Broadfin Healthcare Master Fund, Ltd. were each deemed to be beneficial owners of the 1,948,554 shares. Mr. Kotler was designated to the Board by Broadfin Capital.

        At the time of the Shareholder Term Loans and based on publicly available information, Sarissa Capital beneficially owned, or had control or direction over, directly or indirectly, 1,025,000 common shares of Novelion (excluding the Shareholder Term Loan Warrants), or approximately 5.55% of the outstanding common shares of Novelion at the time. Further, at the time of the Shareholder Term Loans, Mr. Mark DiPaolo was a non-employee director of Novelion and is the general counsel of Sarissa Capital. Mr. DiPaolo was appointed to the Board by Sarissa Capital in accordance with the requirements of our agreement with Sarissa Capital, as set forth in the merger agreement by which we acquired Aegerion, which provided Sarissa Capital with the right to appoint an additional director by providing written notice to the Company within a defined period of time of the 2017 Annual Meeting.

        The Shareholder Term Loans were subsequently repaid in connection with Aegerion's entry into a bridge credit agreement on November 8, 2018 with certain funds managed by Highbridge Capital Management, LLC and Athyrium Capital Management, LP, as lenders (the "Bridge Lenders"), under which Aegerion borrowed new secured first lien term loans in cash in an original aggregate principal amount of $50.0 million ("New Money Loans") and $22.5 million of new secured term loans that were funded, on behalf of Aegerion, to repurchase and retire an equal amount of Aegerion's outstanding Convertible Notes, at par, held by certain funds managed by the Bridge Lenders (the "Roll Up Loans"). On November 8, 2018, in addition to the repurchase and cancellation of certain Aegerion's outstanding Convertible Notes with the proceeds of the Roll Up Loans, Aegerion used proceeds of the New Money Loans to repay, at par, (a) the amounts outstanding under the Shareholder Term Loan Agreement, in an aggregate principal amount of approximately $21.2 million, and (b) principal under Aegerion's secured term loan owed to Novelion in an amount of $3.5 million. The Shareholder Term Loan Warrants remain outstanding.

        Novelion has entered into indemnity agreements with our directors and all officers of Novelion which provide, among other things, that, subject to any requirements that may exist under the BCBCA or the Articles of Novelion, Novelion will indemnify such officer or director, under the circumstances and to the extent specified, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director or officer of Novelion.

 AUDITED CONSOLIDATED FINANCIAL STATEMENTS
AND ADDITIONAL INFORMATION

        The Audited Consolidated Financial Statements of Novelion for its most recently completed fiscal year ended December 31, 2018, together with the Auditors' Report thereon, which are included in our Annual Report for Canadian regulatory purposes, will be presented at the Annual Meeting. Copies of the Audited Consolidated Financial Statements, including Management's Discussion and Analysis, are available on our website at www.novelion.com or upon request directly to Novelion to the attention of "Novelion Investor Relations," c/o Norton Rose Fulbright, 1800 — 510 West Georgia Street, Vancouver, British Columbia, Canada V6B 0M3; e-mail: investors@novelion.com).

        In light of the developments with Novelion and Aegerion subsequent to December 31, 2018, including those matters described herein, investors are cautioned not to place undue reliance on the Annual Report and are encouraged to read all of Novelion's subsequent reports and filings, including this Proxy Statement in its entirety.

        Additional information relating to Novelion has been filed and is available on SEDAR at www.sedar.com and from the SEC's website at www.sec.gov.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and beneficial owners of more than ten percent of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and 10% beneficial owners are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

  Delinquent Section 16(a) Reports

        We are required to disclose herein any late filings of such reports. To our knowledge, based solely on a review of copies of reports filed by the reporting persons furnished to us, or written representations from reporting persons, we believe that all reporting persons timely complied with all applicable filing requirements, except that Forms 4 were not timely filed by Mr. Harshbarger in respect of shares that were withheld to satisfy tax obligations upon vesting of certain of his restricted stock units. The withholdings occurred during May and September of 2018, but the Form 4 was not filed until November 5, 2018.

OTHER BUSINESS

        The Instrument of Proxy confers upon the proxy holder discretionary authority to vote all shares represented by the proxy with respect to amendments or variations to matters identified in the Notice of Meeting and any other matter that properly comes before the Annual Meeting. We know of no such amendment, variation or other matter that is to be presented for action at the Annual Meeting. However, if any other matters which are not now known to us should properly come before the Annual Meeting, the proxies will be voted, or not voted, by the proxy holder in his or her discretion, whether or not the amendment, variation or other matter that comes before the Annual Meeting is contested.

BY ORDER OF THE BOARD OF DIRECTORS OF NOVELION THERAPEUTICS INC.

Ben Harshbarger
Interim Chief Executive Officer & General Counsel

(This page has been left blank intentionally.)

Schedule A

Dated                            •    , 2019

NOVELION THERAPEUTICS INC.

PLAN OF LIQUIDATION AND
DISTRIBUTION

NOVELION THERAPEUTICS INC.
PLAN OF LIQUIDATION AND DISTRIBUTION

        WHEREAS the board of directors (the Board) of Novelion Therapeutics Inc. (Novelion or the Company) has concluded that it is in the best interests of the Company to be liquidated voluntarily and wound up and dissolved pursuant to the Business Corporations Act (British Columbia) in accordance with the terms of this Liquidation Plan (as defined below);

        AND WHEREAS the Board has passed a resolution authorizing the Company to seek shareholder approval for the liquidation, winding up and dissolution of the Company and hold a special meeting of shareholders to consider and vote to direct the Company to be liquidated voluntarily, wound up and dissolved and, in connection therewith, approve this Liquidation Plan and the appointment of the Liquidator;

        NOW THEREFORE THIS Liquidation Plan is approved by the Board as of the last date set forth below, having the terms and conditions as set out herein.

Article 1
INTERPRETATION

1.1   Definitions

        In this Liquidation Plan:

        Aegerion Parties means Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc.;

        Assets means all of the property, assets, undertaking and the proceeds thereof of Novelion;

        Board has the meaning given to it in the recitals of this Liquidation Plan;

        Business Day means a day, other than a Saturday or Sunday, on which banks are generally open for business in Vancouver, British Columbia;

        Calendar Day means any day, including a Saturday, Sunday or statutory holiday in Vancouver, British Columbia;

        BCBCA means the Business Corporations Act (British Columbia);

        Claim means

  (a)
  any right of any Person against Novelion in connection with any indebtedness, liability or obligation of any kind of Novelion and any interest accrued thereon or costs payable in respect thereof, whether liquidated, unliquidated, reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, unsecured, present, future, known or unknown, by guarantee, surety or otherwise, and whether or not such right is executory or anticipatory in nature, including any claim made or asserted against Novelion through any affiliate, associate or any right or ability of any Person to advance a claim for contribution or indemnity or otherwise, in each case, with respect to any matter, action, cause or chose in action, whether existing at present or commenced in the future; and

  (b)
  any existing or future right of any Person against any one or more of the Directors or Officers which arose or arises as a result of such Director's or Officer's position, supervision, management or involvement as a Director or Officer of Novelion whether such right, or the circumstances giving rise to it, arose before or after the Effective Date and whether enforceable in any civil, administrative or criminal proceeding;

        Claims Bar Date means the date on which a Claim must be filed pursuant to the Claims Process;

        Claims Process means the process established by the Liquidator and approved by the Court for the identification, resolution and barring of Claims;

        Clearance Certificates means:

  (a)
  a certificate issued pursuant to subsection 159(2) of the Income Tax Act, R.S.C. 1985, c.1 (5th Supp.) as amended (the ITA), and any provincial equivalent thereof, certifying that all amounts for which

    Novelion is, or can reasonably be expected to become, liable under the ITA and relevant provincial legislation, as applicable, up to and including the date of the first distribution to Shareholders, have been paid, or that security for payment has been accepted;

  (b)
  a certificate issued pursuant to subsection 23(5) of the Canada Pension Plan, R.S.C. 1985, c. C-8 (the CPP), or any equivalent thereof, certifying that all amounts for which Novelion is liable under the CPP up to and including the date of the first distribution to Shareholders, have been paid or that security for the payment thereof has been accepted;

  (c)
  a certificate issued pursuant to subsection 86(3) of the Employment Insurance Act, S.C. 1996, c. 23 (the EIA), or any equivalent thereof, certifying the payment, or acceptance of security for payment, of all amounts for which Novelion is liable under the EIA up to and including the date of the first distribution to Shareholders;

  (d)
  a certificate issued pursuant to subsection 81(1) of the Excise Tax Act, R.S.C. 1985, c. E-15 (the ETA), or any equivalent thereof, certifying that, as of the date of the first distribution to Shareholders, no tax, penalty, interest or other sum under the ETA, chargeable against or payable by the Liquidator or chargeable against or payable in respect of the Assets or the Company, remains unpaid or that security for the payment thereof has, in accordance with section 80.1 of the ETA, been accepted;

  (e)
  a certificate issued pursuant to subsection 270(3) of the ETA, or any equivalent thereof, certifying that all amounts payable or remittable under Part IX of the ETA by Novelion in respect of the reporting period during which the first distribution to Shareholders is made or any previous reporting period, and all amounts that are, or can reasonably be expected to become, payable or remittable under Part IX of the ETA by the Liquidator or the Company in respect of the reporting period during which the distribution is made or any previous reporting period, has been paid or that security for the payment thereof has been accepted; and

  (f)
  any other similar certificate as may be required pursuant to any legal requirement.

        Common Shares means the common shares in the capital of Novelion;

        Company has the meaning given to it in the recitals of this Liquidation Plan;

        Court means the Supreme Court of British Columbia;

        Creditor means any Person with a Claim;

        Directors means all individuals who were, on or at any time before the Effective Date, directors of Novelion, including de facto directors, and the term "Director" shall mean any one of them;

        Dissolution Date means the date on which the winding up of the Company is completed upon its dissolution pursuant to the BCBCA;

        Effective Date means the date to be established by a resolution of the Board upon which the implementation of the Liquidation Plan shall commence, which date shall be the date established as the date for commencement of the liquidation and winding up in the statement of intent to liquidate that is filed by the Company pursuant to and in accordance with the BCBCA.

        Employees means the employees of Novelion;

        Governmental Authority means any nation or government, any province, state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any Legal Requirement and any corporation or other entity owned or controlled, through capital stock or otherwise by any of the foregoing;

        Legal Requirement means any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator, court, Governmental Authority or securities exchange and, with respect to any Person, includes all such Legal Requirements applicable or binding upon such Person, its business or the ownership or use of any of its assets;

        Liquidation Plan means this plan of liquidation and distribution as it may be amended, supplemented, restated or otherwise modified in accordance with its terms;

        Liquidator means the Person appointed from time to time pursuant to Sections 4.1, 4.5, or 4.6 in its capacity as liquidator of Novelion;

        Minister means the Minister of National Revenue;

        NASDAQ means the NASDAQ Global Select Market;

        Novelion has the meaning given to it in the recitals of this Liquidation Plan;

        Officers means all individuals who were, on or at any time before the Effective Date, officers of Novelion, including de facto officers, and the term "Officer" shall mean any one of them;

        Person means any individual, partnership, limited partnership, joint venture, trust, corporation, unincorporated organization, government, agency, regulatory body or instrumentality thereof, legal personal representative or litigation guardian, or any other judicial entity howsoever designated or constituted domiciled;

        Proven Claim means a Claim finally accepted in accordance with the provisions of the Claims Process;

        Resolution means the special resolution of the Shareholders authorizing the voluntary liquidation, winding up and dissolution of Novelion made in accordance with the BCBCA and approving this Liquidation Plan and the ordinary resolution of Shareholders authorizing the appointment of the Liquidator;

        Shareholder Approval Date means the date on which the shareholders of the Company pass the Resolution;

        Shareholders means all holders of Common Shares shown on the Effective Date in the registers maintained by or on behalf of Novelion by the Transfer Agent in respect of the Common Shares;

        Shared Services Agreements means the shared services agreements entered into among Novelion, Novelion Services USA, Inc. and Aegerion Pharmaceuticals, Inc. dated December 1, 2016, as amended May 20 2019;

        Tax Return means any report, return or other information required to be supplied to a taxing authority in connection with (a) all taxes, charges, fees, levies and other assessments (whether federal, provincial, local or foreign), including income, gross receipts, excise, property, sales, use, transfer, license, payroll, franchise, withholding, social security and unemployment taxes, and (b) any interest, penalties and additions related to the foregoing; and

        Transfer Agent means Computershare Investor Services Inc., as transfer agent for the Common Shares of the Company.

1.2   Certain Rules of Interpretation

        In this Liquidation Plan and the Schedules hereto:

  (a)
  all references to currency are to Canadian Dollars, except as otherwise expressly indicated;

  (b)
  the division of this Liquidation Plan into articles, sections, subsections and clauses and the insertion of headings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Liquidation Plan. The terms "this Liquidation Plan", "hereof', "hereunder", "herein" and similar expressions refer to this Liquidation Plan and not to any particular article, section, subsection or clause and include any plan supplemental hereto. Unless otherwise indicated, any reference in this Liquidation Plan to an article, section, subsection, clause or schedule refers to the specified article, section, subsection, clause or schedule of or to this Liquidation Plan;

  (c)
  the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Liquidation Plan or a schedule hereto to such Person (or Persons) or circumstances as the context otherwise permits;

  (d)
  the words "includes" and "including" and similar terms of inclusion shall not, unless expressly modified by the words "only" or "solely", be construed as terms of limitation, but rather shall mean "includes without limitation" and "including without limitation", so that references to included matters shall be regarded as illustrative without being either characterizing or exhaustive;

  (e)
  unless otherwise specified, all references to time herein and in any document issued pursuant hereto mean local time in Vancouver, British Columbia and any reference to an event occurring on a Business Day shall mean prior to 5:00 p.m., on such Business Day. Unless otherwise specified, the time period within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next succeeding Business Day if the last day of the period is not a Business Day. Whenever any payment to be made or action to be taken under this Liquidation Plan is required to be made or to be taken on a day other than a Business Day, such payment shall be made or action taken on the next succeeding Business Day;

  (f)
  unless otherwise specified, where any reference to an event occurring within any number of "days" appears in this Liquidation Plan, such reference means Calendar Days and not Business Days; and

  (g)
  unless otherwise provided, any reference to a statute, or other enactment of parliament or a legislature includes all regulations made thereunder, all enactments to or re-enactments of such statute or regulations in force from time to time, and, if applicable, any statute or regulation that supplements or supersedes such statute or regulation.

Article 2
PURPOSE OF THE PLAN

2.1   Purpose

        The purpose of this Liquidation Plan is to provide for a plan of liquidation, winding up and distribution of the Assets, payment or settlement of all Claims and dissolution of the Company.

2.2   Commencement of Liquidation, Winding Up and Dissolution

        The voluntary liquidation, winding up and dissolution of the Company shall commence on and as of the Effective Date.

2.3   Affected Persons

        This Liquidation Plan will be implemented under the BCBCA and, as of the Effective Date will be binding on the Company, the Directors, the Liquidator, the Shareholders, beneficial holders of shares of the Company, and any other holder of a Claim in accordance with its terms. On the Shareholder Approval Date, each Shareholder and beneficial holder of shares of the Company (whether or not such holder voted in respect of the Liquidation Plan), and each holder of a Claim shall be deemed to have consented and agreed to all of the provisions of this Liquidation Plan in its and their entirety.

Article 3
EFFECT OF PLAN

3.1   Share Transfers

        The Company will request, in accordance with any Court order directing same, that the Transfer Agent refrain from making any changes to the registers maintained by the Transfer Agent in respect of the Common Shares, except with the explicit sanction of the Liquidator following the Effective Date.

3.2   Company to Cease Business

        On and as of the Effective Date, the Company shall cease to carry on its enterprise and undertaking, except in so far as may be required or as beneficial for the liquidation and dissolution thereof in the discretion of the Liquidator. The Company's corporate existence and all its corporate powers, notwithstanding the terms of the Company's articles or by-laws, shall continue under the control of the Liquidator until it is dissolved.

3.3   Resignation of Directors

        On and as of the Effective Date, all the powers of the Directors and Officers shall cease and the Directors and Officers shall be deemed to have resigned.

Article 4
THE LIQUIDATOR

4.1   Appointment of Liquidator

        On and as of the Effective Date, Alvarez & Marsal Canada Inc. is hereby appointed as the liquidator of the estate and effects of the Company (the Liquidator) for the purpose of liquidation and dissolution of its business and affairs and distributing its Assets to the Shareholders, after satisfying all prior ranking Claims, all in accordance with the terms of this Liquidation Plan, and who shall serve until removal and replacement in accordance with this Liquidation Plan. The Liquidator shall have the authority to enter into agreements and execute documents for and on behalf of the Company pursuant to the powers and obligations of the Liquidator as contained in this Liquidation Plan or otherwise under the BCBCA.

4.2   Mandatory Obligations of the Liquidator

        The Liquidator is expressly directed, empowered and authorized to, and shall:

  (a)
  deposit all money that the Liquidator has belonging to the Company in any bank in Canada listed in Schedule I or II to the Bank Act (Canada) or in any trust corporation or loan corporation that is registered under the Financial Institutions Act (BC), the Credit Union Incorporation Act (BC), or in any other depository approved by the Court, which deposit shall not be made in the name of the Liquidator individually, but shall be a separate deposit account in the Liquidator's name as Liquidator of the Company, and such money shall be withdrawn for payment of Claims or fees and expenses incurred in connection with the implementation of the Liquidation Plan and signed in accordance with such signing authorities as may be determined by the Liquidator;

  (b)
  forthwith after the Shareholder Approval Date, make an application to the Court under Section 325 of the BCBCA to have the liquidation of the Company supervised by the Court, including the application for such specific orders as the Liquidator deems appropriate and as permitted by the BCBCA;

  (c)
  establish and implement a court-supervised Claims Process;

  (d)
  pay or otherwise satisfy all Proven Claims ranking ahead of the Shareholders from the Assets in accordance with the Claims Process;

  (e)
  after satisfying all prior ranking Proven Claims and in accordance with the provisions of the BCBCA and any order of the Court, distribute the remaining Assets rateably among the Shareholders according to their rights and interests in the Company;

  (f)
  cause to be filed with the appropriate Governmental Authority all Tax Returns required to be filed by Novelion and any trusts for which Novelion continues to have responsibility under applicable Legal Requirements;

  (g)
  pay or remit all taxes or other amounts required to be paid or remitted by Novelion in accordance with all applicable statutes, all outstanding CPP contributions and EIA premiums, including any associated interest and penalties and obtain the Clearance Certificates;

  (h)
  cause to be filed with the appropriate Governmental Authority all statements and reports required to be filed by Novelion subject to amendments or exclusions which may be obtained by Court Order during the liquidation proceedings;

  (i)
  maintain the continuous disclosure requirements applicable to the Company under all applicable securities laws, subject to amendments, exclusions or relief which may be obtained by Court Order or from applicable securities regulatory authorities during the liquidation proceedings;

  (j)
  prepare such accounts, file such notices and comply with all other applicable requirements and duties as are stipulated by the BCBCA unless otherwise ordered by the Court, including pursuant to Sections 330, 331, 333, 338, 341, 342 and 343 thereof;

  (k)
  at any time after the affairs of the Company have been fully liquidated but in accordance with Division 7, Part 10 of the BCBCA, make an application to the Court for an order approving the winding up and dissolution of the Company and, thereafter, apply for the dissolution of the Company in accordance with the BCBCA; and

  (l)
  after the Effective Date, in accordance with any order of the Court directing same, request that the Transfer Agent refrain from making any changes to the registers maintained by the Transfer Agent in respect of the Common Shares, except with the explicit sanction of the Liquidator.

4.3   Discretionary Powers of the Liquidator

        The Liquidator is expressly empowered and authorized, but not obligated, to do any of the following:

  (a)
  bring or defend any action, suit or prosecution, or other legal proceedings, civil or criminal, in the name and on behalf of the Company;

  (b)
  carry on the business of the Company so far as may be required or as beneficial for the liquidation and dissolution of the Company;

  (c)
  oversee and address any of the Company's remaining rights and obligations under the Shared Services Agreements with any of the Aegerion Parties and other agreements, if any, under which the Company has ongoing obligations;

  (d)
  engage any former employee of the Company on a "term and task" basis to assist with the Liquidator's administration and implementation of the Liquidation Plan;

  (e)
  sell any of the Assets by public auction or private sale or, where applicable, through a stock exchange, and receive payment of the purchase price either in cash or otherwise;

  (f)
  do all acts and execute, in the name and on behalf of the Company, all documents, and for that purpose use the seal of the Company, if any;

  (g)
  draw, accept, make and endorse any bill of exchange or promissory note in the name and on behalf of the Company;

  (h)
  raise upon the security of the Assets any requisite money;

  (i)
  call meetings of the Shareholders for any purpose the Liquidator thinks fit;

  (j)
  in accordance with the Claims Process or any further order of the Court, compromise all debts and liabilities capable of resulting in debts, and all Claims, whether present or future, certain or contingent, liquidated or unliquidated, subsisting or supposed to subsist between the Company and any contributory, alleged contributory or other debtor or person who may be liable to the Company and all questions in any way relating to or affecting the Assets, or the liquidation and dissolution of the Company, upon the receipt of such sums payable at such times and generally upon such terms as are agreed, and the Liquidator may take any security for the discharge of such debts or liabilities and give a complete discharge in respect thereof;

  (k)
  in accordance with and subject to the provisions of the BCBCA and any order of the Court, make or cause to be made, from time to time, any interim distributions or distributions in kind of portions of the Assets to the Shareholders rateably among the Shareholders according to their rights and interests in the Company, and while maintaining such reserves as are reasonably necessary to provide for all Claims;

  (l)
  liquidate or dissolve subsidiaries of the Company; and

  (m)
  do and execute all such other things as are necessary for the liquidation and dissolution of the business and affairs of the Company and distributing the Assets.

4.4   Reporting Obligations

        The Liquidator shall, subject to the requirements of the BCBCA, report to the Shareholders at such times and intervals as the Liquidator may deem appropriate with respect to matters relating to the Assets, Novelion and such other matters as may be relevant to this Liquidation Plan.

4.5   Removal of the Liquidator

        The Liquidator may be removed by order of the Court pursuant to a motion brought following either:

  (a)
  a determination by the Liquidator, in its discretion, to be discharged by the Court; or

  (b)
  special resolution of the Shareholders at a meeting called for the purpose of removing the Liquidator, notice of which meeting has been sent to the Liquidator and to each creditor which has an unpaid Claim that exceeds US$1,000, but only if such order of the Court appoints another liquidator in the Liquidator's stead which successor liquidator shall become the Liquidator under this Liquidation Plan.

4.6   Resignation of the Liquidator and Filling Vacancy

        If the Liquidator resigns or is discharged by order of the Court, then a successor liquidator shall be appointed by ordinary resolution of the Shareholders at a meeting called for the purpose of appointing a successor liquidator or by order of the Court, and such successor liquidator shall become the Liquidator under this Liquidation Plan.

4.7   Fees of the Liquidator and its counsel

        The Liquidator shall be paid its reasonable fees and disbursements at its standard rates and charges, from the Assets as and when the Liquidator renders an account to the Company. Pursuant to Section 325(3) of the BCBCA, the costs, charges and expenses of the liquidation and dissolution, including the remuneration of the Liquidator, are payable out of the Assets in priority to all other Claims.

4.8   Indemnity

        The Company hereby releases, holds harmless, and indemnifies the Liquidator from and against all liabilities, claims and costs of any nature arising from the Liquidator's execution of this Liquidation Plan, save and except any such liabilities, claims or costs arising as a result of the Liquidator's fraud, gross negligence or wilful misconduct.

Article 5
TERMINATION OF EMPLOYEES

5.1   Termination of Employment

        Those Employees who are requested by the Liquidator to remain in service and assist in the implementation of this Liquidation Plan and agree to do so shall remain Employees of the Company. Any other Employees shall be terminated on the Effective Date.

5.2   Employment Agreements

        In connection with the termination of any Employees, Novelion will comply with all existing agreements with such Employees, if any.

 Article 6
INSPECTORS

6.1   Appointment of Inspectors

        The Company or the Liquidator, as applicable, may (but shall not be required to) apply to the Court for an Order appointing any inspectors having any responsibilities as the Company or the Liquidator, as applicable, deem appropriate pursuant to Section 325(3) of the BCBCA.

Article 7
DISTRIBUTIONS

7.1   Delivery of Distribution to Shareholders

        Unless otherwise directed, distributions to Shareholders shall be made by the Liquidator at the addresses set forth in the registers maintained by the Transfer Agent in respect of the Common Shares as at the Effective Date. Beneficial holders of Common Shares shall be entitled to receive distributions only through the applicable Shareholder on the registers maintained by the Transfer Agent in respect of the Common Shares as at the Effective Date.

7.2   Undeliverable Distributions to Shareholders

        Where the Liquidator is unable to distribute rateably the Assets among the Shareholders because a Shareholder is unknown or a Shareholder's whereabouts is unknown, the share of the Assets of such Shareholder shall be dealt with in accordance with Section 337 of the BCBCA, or as otherwise ordered by the Court.

7.3   Form of Distributions

        Any distributions to Shareholders shall be made as a distribution of stated capital to the extent of the "paid-up" capital for purposes of the ITA of the Common Shares and, thereafter, as a dividend, in each case subject to satisfying the applicable solvency tests in the BCBCA and the Bankruptcy and Insolvency Act (Canada).

Article 8
COMPLETION OF THE LIQUIDATION PLAN

8.1   Discharge of Liquidator

        At the Dissolution Date, the Liquidator shall be discharged and shall have no further obligations or responsibilities, except only with respect to any remaining duties or power required to implement and give effect to the terms of this Liquidation Plan.

Article 9
GENERAL PROVISIONS

9.1   Liquidation Plan Amendment

  (a)
  The Liquidator may, at any time prior to the Dissolution Date, amend, modify and/or supplement this Liquidation Plan without the approval of the Shareholders or the Court, (i) in order to correct any clerical or typographical error, (ii) as required to maintain the validity or effectiveness of this Liquidation Plan as a result of any change in any Legal Requirement, or (iii) in order to make any change that in the opinion of the Liquidator is administrative in nature and does not materially change the terms of this Liquidation Plan.

  (b)
  Subject to the ability of the Liquidator to amend, modify and/or supplement or amend this Liquidation Plan without the approval of the Shareholders or the Court as provided in Section (a), the Liquidator reserves the right, at any time prior to the Dissolution Date, to amend, modify and/or supplement this Liquidation Plan, provided that any such amendment, modification or supplement shall not be effective until approved by either: (i) a special resolution of the Shareholders at a meeting of Shareholders called for the purposes of approving such amendment, modification or supplement; or (ii) order of the Court.

9.2   Severability

        In the event that any provision in this Liquidation Plan is held by the Court to be invalid, void or unenforceable, the Court shall have the power to alter and interpret such term or provision to make it valid and enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered and interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of this Liquidation Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation.

9.3   Paramountcy

        From and after the Effective Date, any conflict between: (A) this Liquidation Plan; and (B) any information summary in respect of this Liquidation Plan, or the covenants, warranties, representations, terms, conditions, provisions or obligations, express or implied, of any contract, document or agreement, written or oral, and any and all amendments and supplements thereto existing between the Company and any of the Shareholders, Directors, Officers or the Liquidator, as at the Effective Date, will be deemed to be governed by the terms, conditions and provisions of this Liquidation Plan, which shall take precedence and priority.

9.4   Responsibilities of the Liquidator

        The Liquidator will have only those powers granted to it by this Liquidation Plan, by the BCBCA and by any order of the Court.

9.5   Notices

        Any notice or communication to be delivered hereunder shall be in writing and shall reference this Liquidation Plan and may, subject as hereinafter provided, be made or given by personal delivery, by fax, courier or e-mail addressed to the respective parties as follows:

  (i)
  if to a Shareholder:

    at the addresses set forth in the securities register kept at the Transfer Agent as at the Effective Date;

  (ii)
  if to a Creditor:

    at the addresses set forth in the books and records of the Company or the proofs of claim filed by such Creditor in accordance with the Claims Process

  (iii)
  if to the Company:

    Novelion Therapeutics Inc.

    c/o Norton Rose Fulbright Canada LLP
    510 W Georgia St. Suite 1800
    Vancouver, BC M5X 1B8

Attention:	Ben Harshbarger and Michael Price
E-mail:	investors@novelion.com

    with a copy to (which shall not constitute notice):

    Norton Rose Fulbright Canada LLP
    222 Bay Street, Suite 3000, P.O. Box 53
    Toronto, Ontario M5K 1E7

Attention:	Evan Cobb
E-mail:	evan.cobb@nortonrosefulbright.com/
  (iv)
  if to the Liquidator:

    Alvarez & Marsal Canada Inc.
    Commerce Place
    400 Burrard Street, Suite 1680
    Vancouver, BC V6C 3A6

Attention:	Anthony Tillman
Email:	atillman@alvarezandmarsal.com

or to such other address as any party may from time to time notify the others in accordance with this Section 9.5. All such notices and communications which are delivered shall be deemed to have been received on the date of delivery. Any such notices and communications which are faxed shall be deemed to be received on the date faxed if sent before 5:00 p.m. in Vancouver, British Columbia, on a Business Day and otherwise shall be deemed to be received on the Business Day next following the day upon which such fax was sent. Any notice or other communication sent by mail shall be deemed to have been received on the fifth Business Day after the date of mailing. The unintentional failure by the Liquidator to give a notice contemplated hereunder shall not invalidate any action taken by any Person pursuant to this Liquidation Plan.

9.6   Governing Law

        This Liquidation Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein without regard to conflict of laws. All questions as to the interpretation or application of this Liquidation Plan and all proceedings taken in connection with this Liquidation Plan and its provisions shall be subject to the exclusive jurisdiction of the Court.

        The foregoing Liquidation Plan being adopted by the Board as of this    •     day of     •    , 2019.

BY ORDER OF THE BOARD
By:
Name:
Title:

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION NOVELION THERAPEUTICS INC. 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com 000001 Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 Security Class 123 Holder Account Number C1234567890 XXX Fold Form of Proxy - Annual General Meeting to be held on Tuesday, November 5, 2019 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of any amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, in each instance, to the extent permitted by law, whether or not the amendment, variation or other matter that comes before the meeting is routine and whether or not the amendment, variation or other matter that comes before the meeting is contested. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. 9. The Chair of the meeting may waive or extend the proxy cut-off without notice. Fold Proxies submitted must be received by 10:00 am Eastern Time/7:00 am Pacific Time, on Friday, November 1, 2019 VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 CPUQC01.E.INT/000001/i1234 01JE2A

MR SAM SAMPLE C1234567890 XXX 123 Appointment of Proxyholder I/We being holder(s) of Novelion Therapeutics Inc. hereby appoint(s): Benjamin Harshbarger, or failing him, Michael Price Print the name of the person you are appointing if this person is someone other than the management nominees listed herein. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Novelion Therapeutics Inc. to be held at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, Massachusetts 02210 on Tuesday, November 5, 2019 at 10:00 am (Eastern Time) / 7:00 am (Pacific Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Liquidation Resolution To approve as a special resolution: (i) the voluntary liquidation and dissolution of the Company pursuant to the Business Corporations Act (British Columbia) at a time to be determined by the Board of Directors of the Company; (ii) the plan of liquidation and distribution substantially in the form attached to our proxy statement as Schedule A; and (iii) one or more distributions to shareholders of any remaining property of the Company under the voluntary liquidation and dissolution, each as more particularly described in our proxy statement. Fold 2. Liquidator Appointment and Remuneration Resolution To approve as an ordinary resolution: (i) the appointment of Alvarez & Marsal Canada Inc. as the liquidator of the Company pursuant to Section 319(2) (a) of the Business Corporations Act (British Columbia) (the “Liquidator”); and (ii) the authorization of the Board of Directors of the Company to set the remuneration of the Liquidator, each as more particularly described in our proxy statement. 3. Election of Directors Withhold Withhold Withhold 01. Dr. Suzanne Bruhn 02. Michael D. Price 03. Dr. Stephen Sabba 4. Named Executive Officers Compensation To approve on a non-binding, advisory basis the compensation of our named executive officers, as more particularly described in our proxy statement. 5. Appointment of Auditors To appoint Deloitte & Touche LLP as the independent registered public accounting firm of Novelion for the fiscal year ending December 31, 2019 and authorizing the Directors to fix their remuneration, as more particularly described in our proxy statement. Fold Signature(s) Date Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. MM / DD / YY Q L T Q 286749 X X X X A R 0 999999999999 For Withhold For Against Abstain For For For For Against Abstain For Against Abstain

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